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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2002


BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL ASSET ALLOCATION SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL VALUE SERIES
(FORMERLY KNOWN AS INTERNATIONAL INVESTORS TRUST SERIES)
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

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TABLE OF CONTENTS

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
Letter from the Chairman                                  1

Management Review and Outlook                             1

Performance Summary                                       9

Portfolio of Investments                                 15

Financial Statements                                     41

Notes to Financial Statements                            57

Independent Auditors Report                              69

Board of Managers and Officers                   Back Cover
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          NOT FDIC INSURED      MAY LOSE VALUE             NO BANK GUARANTEE
          NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,
One can always find reasons NOT to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safetY of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM

We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY

Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and Sun Life and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur
C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

January 15, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

BOND SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 9.53%, and Service Class shares 9.34%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 11.04% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Over the same period, the average corporate-debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports performance, returned 7.38%.

CHALLENGING ENVIRONMENT FOR CORPORATE BONDS

As we entered the period, we believed investors expected that the economy would stabilize and then begin to grow again in the second half of 2002. But as the summer began, economic growth appeared to stall. For the rest of the period, the market moved largely in fits and starts: up one day on encouraging economic data and down another day on disappointing news.

Accounting scandals that included Tyco, Adelphia, and WorldCom also shook investor confidence. The combination of corporate debacles and a soft economy created a difficult environment for corporate bonds. Prices fell, and spreads -- the yield premiums that corporate bonds pay over Treasuries -- rose to some of the highest levels ever experienced in the investment-grade market.

Investors fled from stocks and corporate bonds to the perceived safety of government and agency bonds; amid strong demand in those sectors, interest rates fell and prices rose.

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RESEARCH DROVE PERFORMANCE

Because the series' strategy is to emphasize corporate holdings, we were underweighted, relative to our benchmark, in the asset classes that outperformed over the period -- Treasuries and treasury alternatives -- and overweighted in an asset class that suffered greatly -- corporate bonds. Within the corporate arena, however, we believe our credit analysts picked some of the better credits in an awful period and helped us minimize exposure to some of the worst areas. We feel that speaks to the quality of our Original Research(SM) process.

More specifically, we were overweighted in the energy sector, which did well as oil prices were driven up by uncertainty over Iraq. In the utilities sector, we focused on what we viewed as higher-quality firms -- regulated electric generating companies that supplied power to a specific customer group on a regular basis. Our research led us to largely avoid energy trading firms such as Enron and Dynegy that declined sharply over the period.

In addition, the series was underweighted in the telecommunications industry, which performed poorly as prices were driven down by excess capacity and slower-than-expected demand. Within our limited telecommunications holdings, we emphasized firms that our research indicated were more stable and had positive cash flows, such as Verizon.

TELECOMMUNICATIONS AND AUTOS DETRACTED FROM PERFORMANCE

As just mentioned, telecommunicatons was one of the worst places to invest over the period, and the positions we did have in the industry largely declined. Although our exposure was small, we held some WorldCom bonds. The accounting scandal that hurt WorldCom also proved contagious, tarnishing the image of the entire sector and generally pulling down telecommunications prices.

Our auto industry holdings, which had done well early in 2002, also hurt performance over the period. We think the market began to worry that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits.

LOOKING AHEAD

For much of the past year, corporate bonds were virtually on sale as investor confidence sank. That trend began to reverse in November and December. The combination of a slowly improving economy, a sense that corporate scandals were largely behind us, and a stock market rally bolstered investor confidence in corporate issues, and we saw a strong rally in corporate bonds. Looking ahead, we see the corporate market gaining strength as the economy continues to modestly improve. We believe our relative overweighting in corporate bonds will benefit investors in the period ahead, as it did in November and December. At the same time, we think growth will be slow enough to keep inflation risks at a minimum and the Federal Reserve Board more or less on hold with regard to near-term rate increases.

In a period of relatively stable rates with an improving credit outlook, bond performance would be derived mainly from yield; we think that could favor corporate bonds over Treasuries. However, we believe the markets will continue to experience volatility in the near term until the recovery strengthens. In that kind of environment, we think strong performance will depend largely on individual bond selection, rather than trying to anticipate future interest rate moves. We believe that plays to our strategy of remaining generally neutral to our benchmark in regard to duration, or sensitivity to interest rates, and to our strength as research-based, bottom up investors.

EMERGING MARKETS EQUITY SERIES
For the 12 months ended December 31, 2002, the series' Initial Class Shares provided a total return of -1.88% and the Service Class Shares provided a return of -2.12%. These returns, which include the reinvestment of any dividends and caital gains distributions but does not reflect any applicable contract or surrender charges, compare to returns over the same period of -6.00% and -4.62%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index and the Lipper Emerging Markets Fund Index. The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper indices measure the performance of the largest funds within the fund's category.

SECTOR WEIGHTINGS THAT HELPED PERFORMANCE

Emerging market economies supply a significant amount of raw materials and manufactured goods to the developed world, so in general, when a worldwide economic recovery begins, one of the first beneficiaries is emerging markets.

This is what happened in the first half of the year, as both South African mining companies and Russian oil companies performed well. In Latin America we found the best opportunities in Mexico. For example, Cemex, a Mexican cement company, benefited at the beginning of the period from the recovery in the United States.

Through the first six months of 2002, the series also took advantage of opportunities in the Mexican banking industry. Additionally, the series benefited early in the year from the strong economic recovery in China where we favored electric utilities such as Huaneng Power, which added high dividend yields to the portfolio.

Emerging markets, however, suffered a reversal in the second half of the year as corporate accounting scandals in the United States, coupled with uncertainty about global corporate earnings, took their toll.

Despite those concerns, our low exposure to Asian technology stocks helped the series later in the year. In particular, our reluctance to hold a large quantity of Taiwan Semiconductor and UMC -- on account of high valuations -- aided performance as the stocks were marked down.

Our summer purchase of Taro, an Israeli pharmaceutical company, proved opportunistic as strong earnings drove the stock. Finally, Egyptian brewer Al-Ahram Beverages, which we held during the period, also helped performance when it was purchased by Heineken at a premium.

DETRACTORS FROM PERFORMANCE

Shares in Russian oil companies Yukos and Sibneft detracted from performance late in the period as they digested gains following a strong upward trend earlier in the year. In addition, the terrorist bombing in Bali scared investors away from Indonesia, so the series suffered from its overweight position in telecom company PT Telekomunikasi.

OUTLOOK

Our outlook continues to be optimistic for the investment environment and the series in general. We still believe the U.S. Federal Reserve Board's series of interest rate cuts will re-ignite

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growth in the United States and that this, in turn, will help emerging markets.
Commodity, precious metal, and oil prices have remained strong, which we think will benefit emerging markets.

For our part, we will continue to focus on companies that we believe are globally competitive, possess strong balance sheets, and are attractively valued.

NOTE TO CONTRACT OWNERS: EFFECTIVE AUGUST OF 2002, THE SERIES IS MANAGED BY NICHOLAS SMITHIE.

GLOBAL ASSET ALLOCATION SERIES
For the 12 months ended December 31, 2002 the Initial Class shares of the series provided a total return of -6.94% and Service Class shares -7.14%. These returns, which include the reinvestment of any dividends or capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the following returns over the same period for the series' multiple benchmarks: -22.09% for the Standard & Poor's 500 Stock Index (the S&P 500), a popular, unmanaged index of common stock total return performance; -15.66% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index, an unmanaged index of international stocks; 10.25% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and 22.10% for the J. P. Morgan Non-Dollar Government Bond Index, an index of international bonds. During the same period, the average global flexible fund tracked by Lipper Inc., returned -10.08%.

A DIFFICULT GLOBAL MARKETPLACE

The period began on an upbeat note but, in the end, proved quite challenging. A global market rally begun in late 2001 continued into early 2002. By late winter of 2002, however, we saw the beginning of a strong downdraft that lasted for much of the year. The major factors, in our view, were an expected economic and earnings recovery that didn't happen. Additional factors such as international tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the final quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings, while not robust, had at least not been disappointing.

TACTICAL MOVES HELPED SERIES PERFORMANCE

When market dynamics changed throughout 2002, we made a number of tactical moves with portfolio weightings assigned to stocks, bonds, and currencies in response to what our asset allocation models were telling us.

As we entered 2002, we maintained a neutral stock weighting of 65% (combined U.S. and international positions) and stayed with that through April. In late spring and early summer, we shifted our stock holdings to an underweight position of roughly 57%, which is where it remained through the July stock selloff. Then we moved our stock position back to neutral for the rest of 2002. These tactical moves helped series performance in the selloff but our neutral weighting held back returns somewhat during the October/ November rally.

Within our bond allocation, we favored U.S. Treasury securities for the first half of the year and those assets made positive contributions to series' performance.

However, our high yield holdings detracted from performance. The series' currency holdings helped performance as well. In May approximately 30% of our holdings were denominated in foreign currencies -- a plus for the series when those currencies rose in value relative to the U.S. dollar.

SECTOR WEIGHTINGS THAT HELPED PERFORMANCE

While the portfolio did not escape the global downturn, sector weightings and stock selection did help us. We were overweighted in sectors that declined less than the overall market, including basic materials, health care, and consumer staples. The latter sector comprised some of the series' better-performing holdings, such as Reckitt Benckiser, the world's largest maker of household cleaning products.

In addition, the series benefited by being underweighted in technology, one of the worst performing sectors over the period.

TELECOMMUNICATIONS AND SELECTED STOCKS DETRACTED FROM PERFORMANCE

Telecommunications holdings hurt performance, as the industry continued to suffer globally from overcapacity that drove prices down. Individual positions in other sectors also detracted from results. Among these were Charter Communications, a cable firm that had accounting issues, and Wyeth, a pharmaceutical company whose stock declined when its female hormone replacement drug Prempro was found to be a contributing cause of breast cancer and heart disease. We sold Wyeth out of the portfolio before the end of the period.

AREAS OF OPPORTUNITY

Looking ahead, media and health care are two areas that we find attractive. Advertising spending, which had fallen off sharply in the recession, began to strengthen over the period, benefiting advertising-sensitive media firms such as newspapers and broadcasters. We believe that health care prices have been beaten down by short-term factors, including a large volume of drugs going off patent, more patent challenges from generic drug companies, and, in the United States, an apparent slowdown in government approvals of new drugs.

OUTLOOK

With global economic signals that continue to be mixed, we are maintaining a neutral stance. We will continue to look at our models and research specific stocks as we look for good opportunities. If our models indicate an opportunity to capitalize from a shift away from our current positioning, it's possible that we would change our weightings. Otherwise, we'll stick to our wait-and-see, neutral positions. (Neutral positioning for the series consists of 35% U.S. stocks, 30% international stocks, 14% U.S. high-grade bonds, 12% international government bonds, 6% U.S. high-yield bonds, and 3% cash.)

GLOBAL GOVERNMENTS SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 20.64% and Service Class shares 20.35%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 19.49% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

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STRONG PERFORMANCE FROM FOREIGN CURRENCIES

Foreign currency appreciation and the U.S. dollar's weakness played the predominant role in the asset class' solid performance in 2002. The series benefited from the weak dollar. Relative to its benchmark index, the series was overweight European currencies, specifically the euro, the Norwegian krone, the Swedish krona, and the Danish kroner. Positions in the dollar bloc currencies -- specifically the Australian, New Zealand, and Canadian dollars -- also helped performance.

The key theme in the market was a weakness in the U.S. dollar -- driven by a large current account deficit that is not as readily financed as it was during the 1990s. Even the Japanese yen appreciated against the dollar despite ongoing underperformance of the Japanese economy. Put simply, foreign investors were no longer willing to invest in the U.S. at levels sufficient to fund a 4% to 5% Gross Domestic Product current account deficit at current exchange rates because of a perceived decline in the attractiveness of U.S. assets. The boom days of the late 1990s are over. The recent depreciation of the dollar has served to rebalance the supply and demand of U.S. financial assets in the post-boom, post-bubble period.

BENEFITS FROM A FLEXIBLE BOND STRATEGY

Global economic weakness and monetary easing, as well as low and declining inflation contributed to a favorable environment for bonds in 2002. Our overweighted exposure to U.S. Treasury securities was a key contributor to the series' strong performance. The tepid U.S. recovery and continued easing of short-term interest rates by the Federal Reserve Board resulted in a steepening and compression of the U.S. yield curve. As the U.S. Treasury curve tightened to historically low levels, we began to hedge our exposure in order to limit the series' susceptibility to a pull-back in yields. We did this via three strategies.

1. We bought Treasury Inflation Index bonds (TIPS) as they tracked to historically low break-even inflation levels
2. We bought AAA-rated insured municipal bonds when these municipal yields were nearly equal to those offered by U.S. Treasury bonds. In our view, this yield parity made municipals attractive from a valuation standpoint since, historically, such yields have been approximately 80% to 85% of the yields on U.S. Treasury bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)
3. We increased our exposure to mortgage-backed bonds, judging them to be relatively cheap in comparison to U.S. Treasuries.

In addition, we increased our overweight position in European bonds.

INCREASED EUROPEAN EXPOSURE

Our increased exposure to Europe was of particular importance to the series' performance. In our view, European bonds presented and continue to present excellent opportunities. We expect continued yield convergence given ongoing economic weakness in Europe, and the likelihood of further interest rate cuts by the European Central Bank (ECB).

Within the series' European holdings, one of the changes we made in the fourth quarter was to significantly reduce our exposure to Germany. We wanted to diversify our exposure among European countries with better budgetary performance and higher yields than Germany. We have already seen the benefits of diversifying exposure away from countries experiencing deteriorating creditworthiness (e.g., Germany) and into countries with stronger fundamentals (e.g., Ireland, Spain, Austria). Yield spreads to German bonds have declined, and we expect further spread compression going forward. We would expect this trend to continue as Germany struggles in its efforts to address its fiscal problems.

As part of our fourth-quarter move to cut back our German position, we added exposure to Austria and Finland as well as increased our holdings in Ireland, Belgium, and Spain. Recently, we have shifted our European investments to the shorter end of the yield curve because of an anticipated steepening associated with possible further ECB cuts in short-term interest rates.

We continue to favor bonds issued by the Canadian, New Zealand, and Australian governments. These bonds offer high yields relative to U.S. government bonds. In addition, we expect that their currencies will continue to do well relative to the U.S. dollar because of strong fiscal performance in those countries.

GLOBAL TOTAL RETURN SERIES
For the 12 months ended December 31, 2002, the series' Initial Class shares provided a total return of 0.58%, and Service Class shares 0.41%. These returns, which include the reinvestment of any dividends and capital gains distributions but does not reflect any applicable contract or surrender charges, compares to the following returns over the same period for the series' benchmarks: -22.09% for the S&P 500; -8.82% for the Lipper Global Flexible Fund Index (the Lipper Index); and -5.30% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index is an aggregate of actively traded government bonds issues by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global flexible fund tracked by Lipper Inc., returned -10.08%.

We believe that a major reason for the portfolio's outperformance was its conservative positioning, which has been our long-term strategy regardless of current economic or market conditions. This conservative bias, in both stocks and bonds, has aided us considerably over this most difficult period. We don't invest to any major extent in less developed markets and have benefited from our primary regional focus on the United States and Europe. Also, we tend to favor higher-quality companies in industries that we believe tend to hold up better under volatile economic conditions. These are market sectors where we find more reliable and predictable earnings and cash flows. The series tries to focus on the higher-quality, consistent performers within these sectors.

PORTFOLIO OVERVIEW

Financial services was our largest sector weighting and represented approximately 19% of the series, which was slightly underweight versus the MSCI World Index. One subset of this industry that we particularly favored was property and casualty insurance. It's a segment of the market that has shown strong relative performance throughout the time period because of a noticeable upswing in the cycle for insurance pricing that we think may be sustainable over the next few years. In addition, the Federal Home Loan Mortgage Corporation (Freddie Mac) contributed to the portfolio's overall performance during the period. The company, which was established by the U.S. Congress to support home ownership and rental housing, benefited from the mortgage rates that remain at historically low levels, spurring refinancing and purchase activity.

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Consumer staples (16% of the portfolio) is a sector that we've heavily weighted since it is an area of the market that has relatively low sensitivity to economic conditions. Performance of this group has been strong and has contributed to the portfolio's relative performance.

Health care, about 12% of the portfolio, also fits well with our defensive, conservative investment philosophy. We believe the demand for health care, which includes pharmaceutical and medical services, is not as economically sensitive to world events as many other sectors, and therefore, has tended to have reliable and sustainable earnings growth.

That said, our drug company stocks were a disappointment during the period. This is an area where we have enjoyed great success in the past, but patent issues and the increase in generic drug competitors have made this industry very choppy. One example included Eli Lilly & Co., a pharmaceutical manufacturer, which performed poorly during the last half of the period as a result of slower-than-expected sales of its drugs. This could have a negative effect on Lilly's fourth-quarter earnings.

FIXED-INCOME STRATEGY

The series' high-quality fixed-income securities are a key component of its strategy and are designed to try to cushion the blow of downturns in the global stock markets. In light of the extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the period. The portfolio typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits.

OUTLOOK

Despite the market's volatility short term, we remain optimistic longer term. We believe there is a strong need for broad diversification. The underlying philosophy of this portfolio, which focuses more on conservative, large-cap companies, favors sectors that we believe should perform relatively well regardless of the economic conditions of the world economy. As a result of the series' participation in markets outside of the United States, it has the ability to offer investors some international exposure, which can help diversify the portfolio and take advantage of any opportunities overseas.

NOTE TO CONTRACT OWNERS: EFFECTIVE JANUARY 15, 2003, BARNABY WIENER BECAME A MANAGER OF THE SERIES.

GOVERNMENT SECURITIES SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 9.80%, and Service Class shares 9.55%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 10.06% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Over the same period, the average general U.S. government fund tracked by Lipper Inc. returned 9.87%.

A PERIOD OF LOW INTEREST RATES AND A FLIGHT TO QUALITY

During the past 12 months, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates to 1.25% in an effort to stimulate a sagging economy. It took this action after factors that normally accompany a recovery -- corporate spending and job growth -- failed to materialize.

Throughout the spring and early summer, accounting scandals and fraud in some of the United States' largest companies were front-page news and caused a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities.

STRONG RETURNS FROM U.S. TREASURIES

Throughout the past 12 months, the series' position in U.S. Treasury securities performed well for two key reasons. First, when investors realized the U.S. economy was not as strong as they thought it would be early in the year, they sought U.S. Treasuries because of the principal and interest guarantees. Later, the series' performance received another boost when investors fled from the corporate bond and stock markets and turned to U.S. Treasury bonds. That flight to quality caused Treasury prices to rise and yields to decline.

FOCUS ON SECTOR AND ISSUE SELECTION

Rather than trying to predict the future direction of interest rates, we focused on sector allocation and issue selection to manage risk and bolster returns. When Treasury yields reached levels where we believed they offered few additional opportunities for income, we moved some of those assets into higher yielding mortgage-backed securities. By the end of December 2002, the series held more than 48% of its assets in mortgage-backed securities and just over 29% in U.S. Treasuries. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Our government and agency positions in the two- to five-year maturity range also helped performance. Bonds in this maturity range were the best performers when short-term interest rates declined and the yield difference between short- and long-term rates increased. As of December 31, 2002, the series' duration is 3.85 years. (Duration is a measure of a bond's interest rate sensitivity and its price volatility; the lower the number, the lower the volatility.)

A CLOUDED ECONOMIC OUTLOOK
Although we believe that the economy and corporate earnings may improve somewhat in 2003, we think that any improvement will be clouded by a possible war with Iraq. We see federal spending pressures leading to mounting budget deficits as a result of increased homeland security costs, higher state appropriations, and potential tax cuts. The cost of those programs might make it necessary for the U.S. Treasury to finance that deficit by issuing more Treasury bonds. The resulting increased supply may drive down Treasury prices and raise long-term interest rates.

With so many unknowns ahead, we are likely to keep the series' interest rate sensitivity relatively low while we seek out what we believe are good income opportunities for investors. Currently, we think mortgage-backed securities will continue to be attractive assets. Current mortgage rates are at 30-year lows and have been at those levels for a few months. As a result, we believe that we are nearing the end of the refinancing wave that began last year and anticipate that fewer mortgage-backed securities will be issued as refinancing slows down. In our view, a reduced supply of new issues would benefit outstanding issues. If the Fed were to raise rates, we believe that the value of these mortgage-backed securities would tend to be less volatile than Treasury securities.

NOTES TO CONTRACT OWNERS: EFFECTIVE MAY 2002, THE SERIES IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS.

EFFECTIVE SEPTEMBER 30, 2002, STEVEN C. BRYANT RETIRED FROM MFS INVESTMENT MANAGEMENT AND IS NO LONGER A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM. MATTHEW
W. RYAN REPLACED HIM ON THE TEAM.

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HIGH YIELD SERIES
For the 12 months ended December 31, 2002, the series' Initial Class shares provided a total return of 2.70% and the Service Class shares 2.37%. These returns, which include the reinvestment of any dividends and capital gains distributions, but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -1.07% and -2.41%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index is a market value-weighted index that tracks the total return performance of noninvestment-grade, fixed-rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the U.S. Securities and Exchange Commission (SEC).

The past year was a challenging one for high-yield bonds, exemplified by two key factors: A rash of "fallen angels," or companies that saw their investment-grade debt downgraded to high-yield status; and default rates that hovered around 10% for the second year in a row, a situation not seen since 1990-91. The result was a reduction in demand for high-yield bonds, which led to a decline in prices.

A host of factors contributed to these concerns. Many companies whose bonds trade in the high-yield market had become highly leveraged in the late 1990s in an effort to expand their businesses, but got caught by the economic contraction of 2001. The utilities and telecom sectors were among the hardest hit. Highly publicized accounting scandals rocked utilities giant Enron and telecom leader WorldCom, contributing to a sell-off in their sectors and to a broad erosion of investor confidence across the high-yield market. Overcapacity in these sectors created by expansion efforts in the late 1990s also put downward pressure on prices throughout 2002.

The series outperformed its benchmarks as MFS analysts and managers across many sectors were able to identify potential problems early and steer away from those companies and sectors. We believe this is an indication of the benefits of MFS Original Research. When debt issued by corporations was downgraded from investment-grade to high-yield status, our investment-grade credit analysts worked with high-yield analysts to determine which bonds were appropriate for the series.

The series benefited from an emphasis on the broadcasting sector. In 2001, revenues for many broadcasting companies had declined as advertisers tightened their budgets. We identified this as a lull in the sector, and in late 2001 we invested accordingly. Broadcasting turned out to be one of the best-performing sectors in the market in 2002. Companies such as LIN Television had experienced a decline in cash flow when advertising slowed. However, we believed that LIN and other broadcasting firms continued to have many of the fundamental strengths we look for through our bottom-up research process: they were well managed, held assets (such as TV stations in major markets) that were coveted by other companies, were in an industry that appeared to have reached a trough, and continued to generate positive cash flow, despite earlier difficulties.

The portfolio's performance was held back by its holdings in the cable TV industry and in particular by its position with Adelphia Communications Corp., as several of the company's senior executives were charged with fraud in 2002. The sector has historically been a strong-performing one in the high-yield market, but suffered because of increased competition from direct broadcast companies like EchoStar and DirecTV. However, the portfolio was underweighted in this sector, mitigating the potential damage to performance.

In 2003, the high-yield market stands to benefit from an expected improvement in the supply-demand imbalance in the marketplace. For example, there were substantial inflows into high-yield bonds beginning in the fourth quarter of 2002, and we expect that to continue. And while demand has increased, supply has not kept pace, as companies have tried to rein in debt under the glare of investor scrutiny. In addition, we believe that the debt default rate has already peaked and is poised to improve. For these reasons, as of the end of 2002, we believe that high-yield bonds are attractive relative to other sectors of the fixed-income market. We caution, however, that the high-yield market may continue to experience volatility in the months ahead.

INTERNATIONAL VALUE SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -5.86% and Service Class shares -5.97%. These returns, which include the reinvestment of any dividends and capital gains distributions but does not reflect any applicable contract or surrender charges, compare with returns over the same period of -15.66% and -13.84%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and the Lipper International Fund Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

A DIFFICULT GLOBAL MARKETPLACE

The period began on an upbeat note but, in the end, proved quite challenging. A global market rally, begun in late 2001 continued into early 2002. By the first quarter of 2002, however, we saw the beginning of a strong downdraft that lasted for much of the year. In our view, the major factor was a weak worldwide economic environment. Additional factors, such as international tension over Iraq and corporate accounting scandals in the United States, added to global markets' woes. The groups that did the best were those that have traditionally performed well regardless of prevailing economic conditions.

STRONG RELATIVE PERFORMANCE FROM A NUMBER OF INDUSTRIES

Holdings in consumer staples, financials, leisure, and utilities all contributed to the series' relative performance. Series' performance was also helped by owning very little of technology, one of the worst performing industries for the year.

For 2002, the consumer staples sector was a great place to be invested, and the series was overweighted in the group relative to its benchmarks. These companies tend to be resistant to economic trends. For example, consumers continue to use soap, to smoke, and drink bottled beverages regardless of the prevailing economic conditions. Series' holdings in this area included Unilever and Reckitt Benckiser, both of which are British manufacturers of personal care and household products.

Although we were underweighted in financials, those that we owned made positive contributions to the series' performance. In banking, we avoided the big money center banks that have exposure to international stock markets and instead chose local banks with a retail focus, such as Danske Bank. Our property and casualty insurance holdings benefited from price increases as clients renewed their coverage with these funds. Our holdings in the group included Australian QBE Insurance and the British company Willis Group.

In the leisure group, the series was overweighted in television broadcasting, an industry characterized by weak performance for the period; however, the companies that our analysts selected performed well. We did not own Vivendi, a French global media and communications company whose stock plummeted because of accounting irregularities. We did own stock in TF1, a French television station. Our confidence in the company was rewarded when its prospects for advertising revenues picked up. Print and publishing stocks are in the leisure group as well, and these holdings also performed well for the series. A standout in this group was a British company, Reed Elsivier. The company is a publisher of educational materials and scientific journals and owns Cahners Publishing and the Lexis Nexis database service. The company's steady earnings throughout the economic downturn helped its stock performance this year.

We focused our utilities holdings on natural gas and electrical power distributors. For example, we owned Gas Natural, a Spanish gas distribution company. The company benefited from the expanded use of natural gas in Europe as a clean source of heat.

DETRACTORS INCLUDED ENERGY, AUTOS, AND HOUSING

The series' performance was hurt because we were underweighted in three of the year's strongest performing sectors. Several of the stocks we did own underperformed their peers. Both autos and housing did very well during the year buoyed by consumer spending and a housing boom in many countries, particularly within the United Kingdom.

CAUTIOUS OPTIMISM

As we view the year ahead, we expect that global economies will begin to improve; however, we doubt that those recoveries will be robust. We are starting to find a few new opportunities in basic materials such as specialized paper companies. We're adding a very small amount of technology. As always, we are being very careful about the companies that we're choosing and keeping new positions very small.

NOTES TO CONTRACT OWNERS: PRIOR TO OCTOBER 15, 2002, THE MFS(R)/SUN LIFE SERIES TRUST INTERNATIONAL VALUE SERIES WAS KNOWN AS THE MFS(R)/SUN LIFE SERIES TRUST INTERNATIONAL INVESTORS TRUST SERIES. THE SERIES CHANGED ITS NAME TO BETTER REFLECT THE INCREASED EMPHASIS ON UNDERVALUED SECURITIES.

ALSO, EFFECTIVE JANUARY 2003, BARNABY WEINER BECAME A MANAGER OF THE SERIES.

MONEY MARKET SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 1.27%, and Service Class shares 1.02%. In addition, the 7-day yield for the series as of December 31, 2002, was 0.93%.

These returns include the reinvestment of any dividends and capital gains distributions and compare with a 1.00% return for the average money market fund tracked by Lipper Inc.

A PERIOD OF LOWER INTEREST RATES

For the majority of 2002, the U.S. Federal Reserve Board (the Fed) left short-term rates at 1.75%. Continued economic weakness prompted the Fed to lower short-term rates in November by an additional 50 basis points, bringing the federal funds rate to 1.25%. Clearly, the Fed's actions had a major impact on the income and return of the portfolio.

As rates flattened out, we moved the portfolio to a more neutral position with average maturities targeted at 50 to 55 days. In August and September, when the Fed began to signal that it might lower rates again, we extended the portfolio to about 60 days. After the November cut, we trimmed the maturity back to about 45 days.

We kept approximately 77% of the portfolio invested throughout the year in high-quality commercial paper. The balance of the portfolio was invested in U.S. government and government-guaranteed issues, which we believed added a degree of security against credit risk.

OPPORTUNITIES FROM ADDED FLEXIBILITY

In 2002, the Money Market Series was permitted to raise the maximum amount of U.S. dollar-denominated foreign issues from 20% to 35%. The added flexibility helped the series when the U.S. supply of commercial paper dried up in response to the weak U.S. economy and a lack of short-term corporate capital expenditures. The U.S. dollar-denominated foreign issues gave us access to a more reliable investment supply with no currency exposure. Normally, we expect to keep this portion of the portfolio in the 20% to 25% range.

OUTLOOK FOR CONTINUED FLAT RATES

We don't anticipate any near-term activity by the Fed. If the current state of the U.S. economy continues, we see no reason for the Fed to either lower or raise interest rates. However, a war with Iraq would change that view and make it difficult for anyone to predict where interest rates would go and what the impact of an ongoing war would be. In the meantime, we'll maintain our current wait-and-see positioning and look to take advantage of opportunities as they arise.

STRATEGIC INCOME SERIES
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 7.52% and Service Class shares 7.31%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to returns over the same period of 19.49%, 11.04% and 1.07%, respectively, for the series' benchmarks, the Salmon Brothers World Government Bond Index, the Lehman Brothers Government/Credit Index, and the Lehman Brothers High Yield Bond Index. Over the same period, the average multisector income fund tracked by Lipper Inc. returned 6.63%.

RECOVERY SLOW, UNCERTAIN

While the economy appears to be entering a recovery phase, the pace of that recovery remains slow and uncertain. Corporate spending continues to be lackluster while consumer spending, which sustained the economy for much of 2002, has started to wane. This was best exemplified by the slow holiday season many retailers experienced. Corporate fraud and accounting scandals, meanwhile, were front-page news for much of the year, contributing to the high level of volatility in bond markets.

Interest rates have also fallen in response to weaker economic data and a more accommodating fiscal policy. In this market environment, government bonds, both domestic and international, generally outperformed corporate bonds, though the domestic corporate bond market showed signs of strength late in 2002.

DIVERSIFIED SERIES SPREAD OVER FOUR SECTORS

This series is our most diversified fixed income portfolio and we actively manage allocations across four broad sectors -- U.S. government bonds, international bonds, high-grade bonds, and high-yield bonds.

During the past year, U.S. Treasury holdings have been a strong contributor to the series' performance. But as we became more confident that an economic recovery was underway, we reduced the series' exposure to the U.S. Government sector and bought more high-grade corporate bonds. We believe high-grade bonds offer good long-term value and may be a strong contributor to performance in the coming year, as the economic recovery develops and investor confidence improves. (Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity.)

Our high-yield exposure remained relatively stable over the period. Because of the uncertain pace of the economic recovery, we have held off increasing our high yield exposure. Market fundamentals remain challenging as the high-yield default rate continued to hover around 10% for the second year in a row, though we expect that to improve in 2003. Our strategy in the high yield sector has been to upgrade the quality of the portfolio, further diversify our holdings, and favor more liquid issues.

FACTORS THAT CONTRIBUTED TO PERFORMANCE

Our core Treasury holdings were a strong contributor to performance, as was our relative overweighting in corporate bonds, which rallied in November and December of 2002. We did not avoid all of the credit problems that arose last year, but we did avoid most of the major ones in the telecom and technology sectors. Good asset allocation and issuer selection by our emerging market team also contributed to performance.

OUTLOOK

Looking ahead, we see the corporate bond market gaining strength as the economy continues to modestly improve and we believe our exposure to this sector will benefit investors. We also think economic growth will be slow enough to keep inflation risks at a minimum and to make near-term Federal Reserve Board rate increases unlikely.

In a period of relatively stable rates with an improving credit outlook, bond performance would be derived mainly from yield; we think that could favor corporate bonds over Treasuries. However, we believe the markets will continue to experience volatility until the recovery strengthens. In that environment, we think performance will depend largely on individual bond selection, rather than on anticipating interest rate moves. We believe that plays to our strategy of remaining generally neutral in regard to duration, or sensitivity to interest rates, and to our strength as research-dependent, bottom-up investors.

                                 ---------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

BOND SERIES(1),(2),(3),(6)

(* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]

                   BOND SERIES - INITIAL CLASS        LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
 5/1/98                               $ 10,000                                       $ 10,000
12/1/98                               $ 10,690                                       $ 10,730
12/1/99                               $ 10,509                                       $ 10,499
12/1/00                               $ 11,579                                       $ 11,744
12/1/01                               $ 12,488                                       $ 12,742
12/2/02                               $ 13,678                                       $ 14,149

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                           +9.53%    +30.15%   +36.78%
Average Annual Total Return                       +9.53%     +9.18%    +6.96%

Service Class

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                           +9.34%    +29.70%   +36.30%
Average Annual Total Return                       +9.34%     +9.06%    +6.88%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Average corporate debt BBB-rated fund+            +7.38%     +7.58%    +5.20%
Lehman Brothers Government/Credit Index#         +11.04%    +10.45%    +7.72%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

EMERGING MARKETS EQUITY SERIES(1),(8)

(* For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2002. Index information is from June 1, 1996.)

[CHART]

                EMERGING MARKETS EQUITY   LIPPER EMERGING MARKETS   MSCI EMERGING MARKETS
                SERIES - INITIAL CLASS    FUND INDEX                FREE INDEX
May-96                         $ 10,000                  $ 10,000               $ 10,000
Dec-98                         $  7,735                  $  6,481               $  6,364
Dec-99                         $ 11,794                  $ 10,950               $ 10,590
Dec-00                         $  9,110                  $  7,567               $  7,349
Dec-01                         $  9,017                  $  7,303               $  7,174
Dec-02                         $  8,847                  $  6,966               $  6,744

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -1.88%    -24.98%   -19.91%  -11.53%
Average Annual Total Return                       -1.88%     -9.14%    -4.34%   -1.85%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -2.12%    -25.25%   -20.19%  -11.84%
Average Annual Total Return                       -2.12%     -9.24%    -4.41%   -1.90%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Lipper Emerging Markets Fund Index+               -4.62%    -14.00%    -4.70%   -5.34%
MSCI Emerging Markets Free Index#                 -6.00%    -13.97%    -4.58%   -5.81%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL ASSET ALLOCATION SERIES(1),(2),(3),(6),(8),(9)

(* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2002. Index information is from November 1, 1994.)

[CHART]

                 GLOBAL ASSET ALLOCATION    J.P. MORGAN NON-DOLLAR  LEHMAN BROTHERS AGGREGATE    MSCI EAFE
                 SERIES - INTIAL CLASS      GOVERNMENT BOND INDEX   BOND INDEX                   INDEX        S & P 500 STOCK INDEX
Nov-94                          $ 10,000                 $ 10,000                   $ 10,000      $ 10,000                 $ 10,000
Dec-95                          $ 12,229                 $ 11,867                   $ 11,901      $ 10,690                 $ 13,449
Dec-97                          $ 15,732                 $ 12,021                   $ 13,526      $ 11,604                 $ 22,050
Dec-99                          $ 19,869                 $ 13,342                   $ 14,580      $ 17,776                 $ 34,316
Dec-01                          $ 17,685                 $ 12,544                   $ 17,649      $ 12,051                 $ 27,490
Dec-02                          $ 16,457                 $ 15,316                   $ 19,459      $ 10,165                 $ 21,417

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -6.94%    -17.17%     +4.61% +64.57%
Average Annual Total Return                       -6.94%     -6.09%     -0.91%  +6.31%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -7.14%    -17.42%    +4.30%  +64.09%
Average Annual Total Return                       -7.14%     -6.18%    +0.85%   +6.27%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Average global flexible fund+                    -10.08%     -7.38%    +1.71%   +6.34%
J.P. Morgan Non-Dollar Government
  Bond Index#                                    +22.10%     +4.71%    +4.96%   +5.36%
Lehman Brothers Aggregate
  Bond Index#                                    +10.25%    +10.10%    +7.55%   +8.49%
MSCI EAFE Index#                                 -15.66%    -17.00%    -2.61%   +0.20%
Standard & Poor's 500 Stock
  Index#                                         -22.09%    -14.54%    -0.58%   +9.77%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL GOVERNMENTS SERIES(1),(2),(4),(6),(8)

(For the 10-year period ended December 31, 2002.)

[CHART]

         GLOBAL GOVERNMENTS SERIES -     SALOMON BROTHERS WORLD GOVERNMENT
         INITIAL CLASS                   BOND INDEX
Dec-92                      $ 10,000                              $ 10,000
Dec-94                      $ 11,355                              $ 11,836
Dec-96                      $ 13,747                              $ 13,917
Dec-98                      $ 15,752                              $ 16,374
Dec-00                      $ 15,118                              $ 16,052
Dec-02                      $ 17,853                              $ 19,016

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                          +20.64%    +19.53%   +30.86%  +78.53%
Average Annual Total Return                      +20.64%     +6.13%    +5.53%   +5.97%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                          +20.35%    +19.12%   +30.41%  +77.92%
Average Annual Total Return                      +20.35%     +6.01%    +5.45%   +5.93%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Salomon Brothers World Government
  Bond Index#                                    +19.49%     +6.32%    +5.82%   +6.64%

++ Average annual rates of return.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL TOTAL RETURN SERIES(1),(3),(6)

(* For the period from the commencement of the series' investment operations, November 7,1994, through December 31, 2002. Index information is from November 1, 1994.)

[CHART]

       GLOBAL TOTAL RETURN      LIPPER GLOBAL FLEXIBLE   60% MSCI WORLD/40% J.P. MORGAN   STANDARD & POOR'S
       SERIES - INITIAL CLASS   FUND INDEX               GLOBAL GOVERNMENT BOND INDEX     500 STOCK INDEX
Nov-94               $ 10,000                 $ 10,000                         $ 10,000            $ 10,000
Dec-97               $ 15,375                 $ 14,654                         $ 14,178            $ 22,050
Dec-98               $ 18,200                 $ 15,971                         $ 17,202            $ 28,351
Dec-99               $ 19,733                 $ 19,544                         $ 19,301            $ 34,316
Dec-00               $ 20,183                 $ 19,269                         $ 17,931            $ 31,195
Dec-01               $ 18,937                 $ 17,270                         $ 16,083            $ 27,490
Dec-02               $ 19,046                 $ 15,747                         $ 15,231            $ 21,417

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           +0.58%     -3.48%   +23.88%  +90.46%
Average Annual Total Return                       +0.58%     -1.17%    +4.38%   +8.23%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           +0.41%     -3.71%   +23.59%  +90.01%
Average Annual Total Return                       +0.41%     -1.25%    +4.33%   +8.20%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Average global flexible fund+                    -10.08%     -7.38%    +1.71%   +6.34%
Lipper Global Flexible Fund Index+                -8.82%     -6.95%    +1.45%   +5.72%
60% MSCI World/40% J.P. Morgan
  Global Government Bond Index#                   -5.30%     -7.59%    +1.44%   +5.29%
Standard & Poor's 500 Stock Index#               -22.09%    -14.54%    -0.58%   +9.77%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

GOVERNMENT SECURITIES SERIES(5),(6)

(For the 10-year period ended December 31, 2002.)

[CHART]

           GOVERNMENT SECURITIES     LEHMAN BROTHERS
           SERIES - INITIAL CLASS    GOVERNMENT/MORTGAGE INDEX
Dec-92                   $ 10,000                     $ 10,000
Dec-94                   $ 10,629                     $ 10,834
Dec-96                   $ 12,712                     $ 13,023
Dec-98                   $ 15,023                     $ 15,555
Dec-00                   $ 16,527                     $ 17,484
Dec-02                   $ 19,503                     $ 20,466

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                           +9.80%    +32.30%   +41.11%  +95.03%
Average Annual Total Return                       +9.80%     +9.78%    +7.13%   +6.91%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                           +9.55%    +31.90%   +40.68%  +94.43%
Average Annual Total Return                       +9.55%     +9.67%    +7.06%   +6.88%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Average general U.S. government portfolio+        +9.87%     +9.31%    +6.55%   +6.54%
Lehman Brothers Government/Mortgage Index#       +10.06%    +10.00%    +7.56%   +7.42%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

HIGH YIELD SERIES(1),(3),(4)

(For the 10-year period ended December 31, 2002.)

[CHART]

         HIGH YIELD                     LIPPER HIGH YIELD     LEHMAN BROTHERS HIGH
         SERIES - INITIAL CLASS         BOND INDEX            YIELD BOND INDEX
Dec-91                 $ 10,000                  $ 10,000                 $ 10,000
Dec-94                 $ 11,513                  $ 11,650                 $ 11,816
Dec-96                 $ 15,095                  $ 15,466                 $ 15,654
Dec-98                 $ 17,192                  $ 17,632                 $ 17,952
Dec-00                 $ 17,132                  $ 17,437                 $ 18,032
Dec-02                 $ 17,911                  $ 15,783                 $ 17,142

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                           +2.70%     -2.56%    +4.79%  +79.11%
Average Annual Total Return                       +2.70%     -0.86%    +0.94%   +6.00%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Cumulative Total Return                           +2.37%     -3.00%    +4.31%  +78.29%
Average Annual Total Return                       +2.37%     -1.01%    +0.85%   +5.95%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                     -2.41%     -4.54%    -1.86%   +4.67%
Lehman Brothers High Yield Bond Index#            +1.07%     -1.94%    -0.38%   +5.54%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL VALUE SERIES(1),(8)

(* For the period from the commencement of the series' investment operations October 2, 1995, through December 31, 2002. Index information is from October 1, 1995.)

[CHART]

         INTERNATIONAL VALUE      LIPPER INTERNATIONAL   MSCI EAFE INDEX
         SERIES - INITIAL CLASS   FUND INDEX
Oct-95                 $ 10,000               $ 10,000           $ 10,000
Dec-98                 $ 13,767               $ 14,076           $ 13,601
Dec-99                 $ 16,135               $ 19,401           $ 17,314
Dec-00                 $ 15,759               $ 16,545           $ 14,898
Dec-01                 $ 13,453               $ 13,345           $ 11,739
Dec-02                 $ 12,664               $ 11,499           $  9,901

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -5.86%    -21.51%   +11.94%  +26.64%
Average Annual Total Return                       -5.86%     -7.76%    +2.28%   +3.31%

Service Class

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Cumulative Total Return                           -5.97%    -21.60%   +11.81%  +26.50%
Average Annual Total Return                       -5.97%     -7.79%    +2.26%   +3.30%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS   5 YEARS    LIFE*
--------------------------------------------------------------------------------------
Lipper International Fund Index+                 -13.84%    -16.00%    -1.65%   +1.94%
MSCI EAFE Index#                                 -15.66%    -17.00%    -2.61%   -0.14%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source:  Standard & Poor's Micropal, Inc.

STRATEGIC INCOME SERIES(1),(2),(3),(4),(6)

(* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2002. Index information is from May 1, 1998.)

[CHART]

          STRATEGIC INCOME          LEHMAN BROTHERS             SALOMON BROTHERS WORLD      LEHMAN BROTHERS HIGH
          SERIES - INITIAL CLASS    GOVERNMENT/CREDIT INDEX     GOVERNMENT BOND INDEX       YIELD BOND INDEX
May-98                  $ 10,000                   $ 10,000                   $ 10,000                 $  10,000
Dec-98                  $ 10,040                   $ 10,730                   $ 11,261                 $   9,718
Dec-99                  $ 10,503                   $ 10,499                   $ 10,780                 $   9,984
Dec-00                  $ 10,805                   $ 11,744                   $ 10,952                 $   9,067
Dec-01                  $ 11,162                   $ 12,742                   $ 10,843                 $   9,314
Dec-02                  $ 12,001                   $ 14,149                   $ 12,957                 $   9,414

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                           +7.52%    +14.26%   +20.01%
Average Annual Total Return                       +7.52%     +4.54%    +4.00%

Service Class

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                           +7.31%    +13.93%   +19.66%
Average Annual Total Return                       +7.31%     +4.44%    +3.93%

COMPARATIVE INDICES++

                                                  1 YEAR    3 YEARS     LIFE*
--------------------------------------------------------------------------------
Average multisector income portfolio+             +6.63%     +3.57%    +2.46%
Lehman Brothers Government/Credit Index#         +11.04%    +10.45%    +7.72%
Lehman Brothers High Yield Bond Index#            +1.07%     -1.94%    -1.29%
Salomon Brothers World Government Bond Index#    +19.49%     +6.32%    +5.71%

++ Average annual rates of return.
+ Source: Lipper, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown: without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.
(2) The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.
(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
(4) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
(5) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.
(6) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.
(7) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.
(8) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.
(9) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers. These risks may increase unit price volatility. Please see the prospectus for further details.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
BOND SERIES
BONDS -- 97.0%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- 82.0%
AEROSPACE & DEFENSE -- 1.4%
Goodrich Corp., 7.625s, 2012                  $            438   $      452,267
Northrop Grumman Corp., 7s, 2006                           493          544,695
Northrop Grumman Corp., 7.75s, 2031                        641          768,471
Raytheon Co., 7.9s, 2003                                   347          349,351
Raytheon Co., 8.3s, 2010                                 1,228        1,459,654
                                                                 --------------
                                                                 $    3,574,438
                                                                 --------------
AIRLINES -- 0.8%
Continental Airlines Pass-Through
   Trust, Inc., 6.545s, 2020                  $          1,569   $    1,361,929
Delta Air Lines, Inc., 7.379s, 2010                        680          674,094
                                                                 --------------
                                                                 $    2,036,023
                                                                 --------------
AUTOMOTIVE & AUTO PARTS -- 5.1%
DaimlerChrysler NA Holdings, 8.5s, 2031       $            936   $    1,151,950
DaimlerChrysler NA Holdings Co., 7.2s, 2009                650          720,648
Dura Operating Corp., 8.625s, 2012                         445          447,225
Ford Motor Co., 6.625s, 2028                             1,083          863,512
Ford Motor Credit Co., 6.875s, 2006                      1,067        1,068,870
Ford Motor Credit Co., 7.375s, 2009                        998          988,880
General Motors Acceptance Corp.,
   5.36s, 2004                                             464          474,122
General Motors Acceptance Corp.,
   6.75s, 2006                                           1,464        1,516,149
General Motors Acceptance Corp.,
   7.25s, 2011                                           1,205        1,227,933
General Motors Acceptance Corp., 8s,
   2031                                                  1,838        1,848,008
TRW, Inc., 7.75s, 2029                                   2,084        2,458,086
                                                                 --------------
                                                                 $   12,765,383
                                                                 --------------
BANKS & FINANCE COS. -- 5.3%
Associates Corp., 5.5s, 2004                  $            185   $      192,823
Bank of America Corp., 7.4s, 2011                        1,585        1,867,075
Bank of America Corp., 4.875s, 2012                        814          822,783
Citigroup, Inc., 7.25s, 2010                             1,740        2,019,912
Countrywide Home Loans, Inc., 5.5s, 2006                 1,053        1,119,660
Credit Suisse First Boston USA, 4.625s, 2008             1,287        1,304,941
Credit Suisse First Boston USA, 6.5s, 2012                 716          763,506
Goldman Sachs Group, Inc., 5.5s, 2014                      629          634,003
Household Finance Corp., 6.75s, 2011                       550          586,404
Lehman Brothers Holdings, Inc., 8.25s, 2007              1,375        1,616,165
Morgan Stanley Dean Witter, 6.6s, 2012                     757          835,334
Morgan Stanley Group, Inc., 6.1s, 2006                     428          466,248
SLM Corp., 5.375s, 2013                                    966          996,275
                                                                 --------------
                                                                 $   13,225,129
                                                                 --------------
BUILDING MATERIALS -- 1.4%
American Standard, Inc., 7.375s, 2008         $            635   $      663,575
Building Materials Corp., 8s, 2008                         330          264,000
CRH America, Inc., 6.95s, 2012                             439          491,801
Masco Corp., 5.875s, 2012                                1,404        1,476,608
Nortek, Inc., 9.25s, 2007                                  620          637,050
                                                                 --------------
                                                                 $    3,533,034
                                                                 --------------
CHEMICALS -- 0.4%
Dow Chemical Co., 5s, 2007                    $            882   $      897,936
                                                                 --------------
COMMERCIAL MORTGAGE & OTHER
   ASSET-BACKED -- 6.4%
Amresco Commercial Mortgage Funding
   I Corp., 7s, 2029                          $            900   $      881,754
Citibank Credit Card Issuance Trust, 6.65s,
   2008                                                  1,200        1,294,698
Commercial Mortgage Acceptance Corp.,
   7.206s, 2008 (Interest Only)                         11,394          565,190
Commercial Mortgage Acceptance Corp.,
   5.44s, 2030                                           1,000          812,588
Commercial Mortgage Acceptance Corp.,
   6.04s, 2030                                $          1,150   $    1,270,634
Commercial Mortgage Acceptance
   Corp., 7.03s, 2031                                    1,500        1,728,997
Commercial Mortgage Pass-Through
   Certificate, 7.146s, 2018(Interest Only)             19,726          638,554
Criimi Mae Commercial Mortgage Trust, 7s,
   2033                                                  1,050        1,148,327
First Union -- Lehman Brothers
   Commercial, 7s, 2014                                    607          524,841
First Union -- Lehman Brothers -- Bank of
   America Corp., 6.56s, 2035                              678          767,467
GMAC Commercial Mortgage Security,
   Inc., 6.02s, 2033                                       800          692,250
Lehman Brothers Commercial Conduit
   Mortgage Trust, 6.78s, 2031                           1,250        1,423,079
Morgan Stanley Capital I, Inc., 6.86s,
   2010                                                    305          302,407
Morgan Stanley Capital I, Inc., 6.01s,
   2030                                                    144          155,582
Morgan Stanley Capital I, Inc., 6.48s,
   2030                                                    625          701,684
Morgan Stanley Capital I, Inc., 7.233s,
   2030 (Interest Only)##                               30,190          970,966
Morgan Stanley Capital I, Inc., 7.689s,
   2039                                                    350          332,203
Morgan Stanley Dean Witter Capital I,
   5.72s, 2032                                             730          795,200
Mortgage Capital Funding, Inc., 7.51s,
   2031 (Interest Only)                                 12,066          442,932
TIAA Retail Commercial Mortgage Trust,
   7.17s, 2032##                                           444          489,846
                                                                 --------------
                                                                 $   15,939,199
                                                                 --------------
CONGLOMERATES -- 0.6%
General Electric Capital Corp., 8.7s, 2007    $              4   $        4,743
General Electric Capital Corp.,
   5.45s, 2013                                             814          842,824
General Electric Capital Corp.,
   6.75s, 2032                                             611          678,699
                                                                 --------------
                                                                 $    1,526,266
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
Cendant Corp., 6.875s, 2006                   $            859   $      891,352
Newell Rubbermaid, Inc., 4.625s, 2009                      517          511,985
Pliant Corp., 13s, 2010                                    125          114,687
Pliant Corp., 13s, 2010                                    275          251,625
                                                                 --------------
                                                                 $    1,769,649
                                                                 --------------
ENERGY -- 4.9%
Amerada Hess Corp., 7.3s, 2031                $            463   $      503,131
Chesapeake Energy Corp., 8.125s, 2011##                    800          824,000
ConocoPhillips, 5.9s, 2032##                             1,168        1,162,172
Devon Financing Corp. ULC, 7.875s, 2031                  1,982        2,334,235
Forest Oil Corp., 8s, 2008                                 875          923,125
Kinder Morgan Energy Partners, L.P.,
   6.75s, 2011                                           1,028        1,116,665
Kinder Morgan Energy Partners, L.P.,
   7.4s, 2031                                              235          254,427
Kinder Morgan Energy Partners, L.P.,
   7.75s, 2032                                             888        1,007,958
Occidental Petroleum Corp., 7.65s,
   2006                                                    410          463,992
Ocean Energy, Inc., 7.625s, 2005                           475          526,889
Ocean Energy, Inc., 4.375s, 2007                           550          558,130
Ocean Energy, Inc., 7.25s, 2011                          1,010        1,151,687
Peabody Energy Corp., 8.875s, 2008                         550          577,500
Pioneer Natural Resources Co., 9.625s, 2010                 80           95,172

                                      15-BS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
ENERGY -- continued
Valero Energy Corp., 7.5s, 2032               $            712   $      721,212
                                                                 --------------
                                                                 $   12,220,295
                                                                 --------------
FOOD & BEVERAGE PRODUCTS -- 1.6%
Anheuser Busch Cos., Inc., 6.5s, 2043         $            750   $      842,852
Coors Brewing Co., 6.375s, 2012                            557          622,473
Dole Foods, Inc., 7.25s, 2009                            1,259        1,219,306
Tyson Foods, Inc., 8.25s, 2011                           1,093        1,292,270
                                                                 --------------
                                                                 $    3,976,901
                                                                 --------------
FOREST & PAPER PRODUCTS -- 1.3%
Meadwestvaco Corp., 6.85s, 2012               $            992   $    1,101,904
Meadwestvaco Corp., 6.8s, 2032                             663          674,041
Weyerhaeuser Co., 6.75s, 2012                              761          829,747
Weyerhaeuser Co., 7.375s, 2032                             445          482,615
                                                                 --------------
                                                                 $    3,088,307
                                                                 --------------
GAMING -- 1.1%
Harrahs Operating, Inc., 7.125s, 2007         $            935   $    1,030,811
MGM Grand, Inc., 6.95s, 2005                             1,035        1,068,412
MGM Mirage, Inc., 8.5s, 2010                               495          546,975
                                                                 --------------
                                                                 $    2,646,198
                                                                 --------------
INSURANCE -- 0.9%
Allstate Corp., 6.125s, 2012                  $            418   $      457,605
Metlife, Inc., 6.5s, 2032                                  901          935,172
SAFECO Corp., 7.25s, 2012                                  334          353,796
Willis Corroon Corp., 9s, 2009                             505          532,775
                                                                 --------------
                                                                 $    2,279,348
                                                                 --------------
MACHINERY & MANUFACTURING -- 1.3%
Dresser, Inc., 9.375s, 2011                   $            575   $      577,875
Ingersoll Rand Co., 6.25s, 2006                          1,000        1,087,067
Joy Global, Inc., 8.75s, 2012                              355          370,087
Kennametal, Inc., 7.2s, 2012                               757          803,233
Terex Corp., 8.875s, 2008                                  350          315,438
                                                                 --------------
                                                                 $    3,153,700
                                                                 --------------
MEDIA -- CABLE -- ENTERTAINMENT -- 7.4%
AOL Time Warner, Inc., 7.7s, 2032             $          1,032   $    1,070,607
Belo Ah Corp., 7.75s, 2027                                 876          931,963
Chancellor Media Corp., 8.125s, 2007                     1,975        2,056,469
Charter Communications Holdings, 8.25s,
   2007                                                    885          393,825
Clear Channel Communications,
   7.65s, 2010                                             379          429,351
Comcast Cable Communications, 7.125s,
   2013                                                    595          633,237
Cox Communications, Inc., 7.75s,
   2010                                                  2,156        2,455,587
CSC Holdings, Inc., 7.875s, 2007                           975          937,219
Echostar DBS Corp., 9.125s, 2009                         1,010        1,063,025
Granite Broadcasting Corp., 10.375s,
   2005                                                    660          570,900
News America, Inc., 6.703s,
   2004                                                  1,000        1,012,669
News America Holdings, Inc., 8.5s,
   2005                                                    305          329,793
News America Holdings, Inc., 7.75s,
   2024                                                  1,250        1,251,221
News America Holdings, Inc., 8.5s,
   2025                                                    450          486,070
TCI Communications Financing III,
   9.65s, 2027                                           2,081        1,914,863
TCI Communications, Inc., 9.8s,
   2012                                                    439          527,688
Time Warner, Inc., 10.15s, 2012                            263          331,892
Time Warner, Inc., 9.125s, 2013                            625          733,049
USA Interactive, 7s, 2013##                   $            392   $      405,775
Walt Disney Co., 6.75s, 2006                               725          791,736
                                                                 --------------
                                                                 $   18,326,939
                                                                 --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.9%
HCA Healthcare Co., 7.875s, 2011              $            945   $    1,036,087
HCA Healthcare Co., 8.75s, 2010                          1,113        1,280,948
                                                                 --------------
                                                                 $    2,317,035
                                                                 --------------
POLLUTION CONTROL -- 1.3%
Allied Waste North America, Inc., 10s, 2009   $            970   $      962,725
Waste Management, Inc., 7s, 2004                           417          436,564
Waste Management, Inc., 7s, 2028                           924          914,225
WMX Technologies, Inc., 7.1s, 2026                         864          876,524
                                                                 --------------
                                                                 $    3,190,038
                                                                 --------------
RAILROADS -- 0.8%
Union Pacific Corp., 6.34s, 2003              $            256   $      265,162
Union Pacific Corp., 6.39s, 2004                           288          308,928
Union Pacific Corp., 5.75s, 2007                         1,350        1,477,452
                                                                 --------------
                                                                 $    2,051,542
                                                                 --------------
REAL ESTATE -- 2.0%
EOP Operating Ltd., 6.625s, 2005              $            435   $      461,160
EOP Operating Ltd., 8.375s, 2006                           978        1,099,311
EOP Operating Ltd., 6.8s, 2009                             522          566,151
Simon Property Group L.P., 6.375s, 2007                  1,200        1,298,015
Simon Property Group L.P., 6.35s, 2012##                   629          655,962
Vornado Reality Trust, 5.625s, 2007                        975          993,461
                                                                 --------------
                                                                 $    5,074,060
                                                                 --------------
RETAIL & SUPERMARKETS -- 1.4%
Dollar General Corp., 8.625s, 2010            $            370   $      381,100
Federated Department Stores, Inc.,
   8.5s, 2003                                              146          149,707
Federated Department Stores, Inc.,
   6.79s, 2027                                             780          824,360
Gap, Inc., 10.55s, 2008                                    535          583,150
Kroger Co., 7.5s, 2031                                     188          210,294
Limited, Inc., 6.125s, 2012                                599          630,532
Yum! Brands, Inc., 8.875s, 2011                            573          621,705
                                                                 --------------
                                                                 $    3,400,848
                                                                 --------------
TELECOMMUNICATIONS -- 4.9%
Alltel Corp., 7.875s, 2032                    $          1,096   $    1,344,889
AT&T Corp., 6.5s, 2013                                   1,777        1,782,557
AT&T Wireless Services, Inc., 7.35s, 2006                  632          650,960
AT&T Wireless Services, Inc., 8.75s, 2031                  416          407,680
Citizens Communications Co., 8.5s, 2006                  1,190        1,317,800
Citizens Communications Co., 7.625s, 2008                  950        1,051,806
Sprint Capital Corp., 6.875s, 2028                       2,564        2,064,020
Telecom de Puerto Rico, Inc., 6.65s, 2006                  172          182,109
Telecom de Puerto Rico, Inc., 6.8s, 2009                   274          280,684
Verizon Global Funding Corp., 7.375s, 2012               2,315        2,663,498
Verizon Wireless Capital LLC, 5.375s, 2006                 461          481,600
                                                                 --------------
                                                                 $   12,227,603
                                                                 --------------
TOBACCO -- 0.8%
Reynolds (R.J.) Tobacco Holdings, Inc.,
   7.25s, 2012                                $          1,002   $    1,048,430
UST, Inc., 6.625s, 2012##                                  799          870,505
                                                                 --------------
                                                                 $    1,918,935
                                                                 --------------
TRANSPORTATION -- SERVICES -- 0.6%
Federal Express Corp., 9.65s, 2012            $          1,052   $    1,399,604
                                                                 --------------
U.S. GOVERNMENT AGENCIES -- 14.1%
Federal Home Loan Mortgage Corp., 5.5s
   2006                                       $          1,557   $    1,711,554
Federal Home Loan Mortgage Corp.,
   4.875s, 2007                                          1,150        1,242,564

                                      16-BS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. GOVERNMENT AGENCIES -- continued
Federal National Mortgage Assn., 7.125s,
   2005                                       $          3,578   $    3,968,306
Federal National Mortgage Assn., 6s,
   2008                                                  2,323        2,631,299
Federal National Mortgage Assn., 6.125s,
   2012                                                    890        1,014,583
Federal National Mortgage Assn., 6s,
   2016                                                  2,366        2,476,671
Federal National Mortgage Assn., 6s,
   2017                                                  5,287        5,532,214
Federal National Mortgage Assn., 7.5s,
   2030                                                    933          991,654
Federal National Mortgage Assn., 7.5s,
   2031                                                  2,270        2,410,391
Federal National Mortgage Assn., 6.5s,
   2032                                                  8,060        8,396,218
Government National Mortgage Assn., 6.5s,
   2028                                                  1,153        1,211,516
Government National Mortgage Assn., 7.5s,
   2029                                                    281          299,358
Government National Mortgage Assn., 6.5s,
   2031                                                    689          723,989
Government National Mortgage Assn., 7s,
   2031                                                  2,018        2,126,120
Government National Mortgage Assn., 7.5s,
   2031                                                    385          410,675
                                                                 --------------
                                                                 $   35,147,112
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 7.3%
Principal Stripped Payments, 0s, 2017         $          4,299   $    2,119,992
U.S. Treasury Bonds, 9.875s, 2015                        1,397        2,156,619
U.S. Treasury Bonds, 8s, 2021                            2,152        2,998,508
U.S. Treasury Bonds, 5.375s, 2031                        2,296        2,502,998
U.S. Treasury Notes, 5.5s, 2008                          1,785        2,013,982
U.S. Treasury Notes, 4s, 2012                            4,949        5,018,984
U.S. Treasury Notes, 4.375s, 2012                        1,369        1,430,978
                                                                 --------------
                                                                 $   18,242,061
                                                                 --------------
UTILITIES -- ELECTRIC -- 7.3%
Beaver Valley Funding Corp. II, 9s, 2017      $            672   $      744,295
Cleveland Electric Illuminating Co., 7.67s,
   2004                                                    225          234,548
DTE Energy Co., 7.05s, 2011                              1,068        1,185,246
Entergy Mississippi, Inc., 6.2s, 2004                       83           86,191
Exelon Generation Co. LLC, 6.95s, 2011                   1,370        1,480,951
Firstenergy Corp., 6.45s, 2011                           1,085        1,079,405
GGIB Funding Corp., 7.43s, 2011                             12           12,812
Gulf States Utilities Co., 8.25s, 2004                     271          287,316
Midamerican Energy Holdings Co., 5.875s,
   2012                                                    906          918,440
Niagara Mohawk Power Corp., 0s to 2003,
   8.5s to 2010                                          2,111        2,167,697
Niagara Mohawk Power Corp., 5.375s,
   2004                                                    550          570,878
Nisource Finance Corp., 5.75s, 2003                        345          344,092
Nisource Finance Corp., 7.5s, 2003                         536          540,229
Northeast Utilities, 8.58s, 2006                           601          672,014
Northwestern Corp., 7.875s, 2007                            79           56,823
Northwestern Corp., 8.75s, 2012                            172          123,594
Oncor Electric Delivery, 7s, 2022##                        849          791,613
Oncor Electric Delivery, 7s, 2032##                        679          678,905
Progress Energy, Inc., 6.85s, 2012                         803          879,258
Progress Energy, Inc., 7s, 2031                            698          727,411
PSEG Power LLC, 7.75s, 2011                              1,015        1,076,681
PSEG Power LLC, 6.95s, 2012                                693          703,627
PSEG Power LLC, 8.625s, 2031                               340          366,098
Toledo Edison Co., 7.875s, 2004               $            636   $      674,835
TXU Corp., 6.375s, 2006                                    761          696,315
Waterford 3 Funding Entergy Corp., 8.09s,
   2017                                                    844          911,502
                                                                 --------------
                                                                 $   18,010,776
                                                                 --------------
     Total U.S. Bonds                                            $  203,938,359
                                                                 --------------
FOREIGN BONDS -- 13.1%
AUSTRALIA -- 0.3%
Burns Philp Capital Property Ltd., 9.75s,
   2012 (Food & Beverage Products)##          $            730   $      700,800
                                                                 --------------
BULGARIA -- 0.3%
National Republic of Bulgaria, 8.25s, 2015##  $            716   $      781,960
                                                                 --------------
CANADA -- 1.5%
Abitibi Consolidated, Inc., 6.95s, 2008
   (Forest & Paper Products)                  $            700   $      724,408
Abitibi Consolidated, Inc., 8.55s, 2010
   (Forest & Paper Products)                               425          471,694
Abitibi Consolidated, Inc., 8.85s, 2030
   (Forest & Paper Products)                               907          975,352
Rogers Cable, Inc., 7.875s, 2012
   (Media-Cable-Entertainment)                             811          802,926
Telus Corp., 8s, 2011
   (Telecommunications)                                    861          826,560
                                                                 --------------
                                                                 $    3,800,940
                                                                 --------------
CHILE -- 0.3%
Corporacion Nacional del Cobre de Chile,
   6.375s, 2012 (Metals & Mining)##           $            342   $      358,470
Empresa Electrica Guacolda S.A., 7.95s,
   2003 (Utilities -- Electric)##                          325          303,419
                                                                 --------------
                                                                 $      661,889
                                                                 --------------
DOMINICAN REPUBLIC -- 0.3%
Dominican Republic, 9.5s, 2006##              $            771   $      817,260
                                                                 --------------
FRANCE -- 2.2%
France Telecom SA, 9.25s, 2011
   (Telecommunications)                       $          1,007   $    1,164,364
Natexis AMBS Co. LLC, 8.44s to
   2008, 6.019s to 2049 (Banks &
   Finance Cos.)##                                       1,882        2,190,701
Socgen Real Estate Co., 7.65s to 2007,
   9.322s to 2049 (Banks &
   Finance Co.)##                                        1,942        2,135,823
                                                                 --------------
                                                                 $    5,490,888
                                                                 --------------
GERMANY -- 1.3%
Federal Republic of Germany, 5.25s,
   2010                                       EUR        2,781   $    3,155,147
                                                                 --------------
ITALY -- 0.6%
Unicredito Italiano Capital Trust, 9.22s,
   2049 (Banks & Finance Cos.)##              $          1,131   $    1,389,844
                                                                 --------------
MALAYSIA -- 0.4%
Petronas Capital Ltd., 7.875s, 2022 (Oil
   Services)##                                $            905   $      972,351
                                                                 --------------
MEXICO -- 1.4%
BBVA Bancomer, 10.5s, 2011 (Banks &
   Finance Cos.)##                            $          1,013   $    1,124,430
Pemex Finance, Ltd., 9.69s, 2009 (Oils)                    427          498,587
Petroleos Mexicanos, 9.5s, 2027 (Oils)                     300          336,000
United Mexican States, 11.5s, 2026                       1,090        1,497,660
                                                                 --------------
                                                                 $    3,456,677
                                                                 --------------
NORWAY -- 0.6%
Union Bank of Norway, 7.35s, 2049
   (Banks & Finance Cos.)##                   $          1,575   $    1,614,312
                                                                 --------------

                                      17-BS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
PANAMA -- 0.3%
Republic of Panama, 9.375s, 2029              $            750   $      804,375
                                                                 --------------
RUSSIA -- 0.4%
Government of Russia, 3s, 2006                $            510   $      450,712
Mobile Telesystems Finance S.A., 10.95s,
   2004 (Telecommunications)                               283          297,150
Russian Federation, 12.75s, 2028                           110          145,750
                                                                 --------------
                                                                 $      893,612
                                                                 --------------
SINGAPORE -- 0.2%
DBS Capital Funding Corp., 7.657s, 2049
   (Banks & Finance Cos.)##                   $            524   $      581,475
                                                                 --------------
SOUTH KOREA -- 0.5%
Hanvit Bank, 12.75s, 2010 (Banks &
   Finance Cos.)##                            $          1,089   $    1,267,810
                                                                 --------------
SPAIN -- 0.3%
Telefonica Europe BV, 8.25s, 2030
   (Telecommunications)                       $            589   $      723,342
                                                                 --------------
UNITED KINGDOM -- 2.2%
Barclays Bank PLC, 8.55s, 2049
   (Banks & Finance Cos.)##                   $          1,682   $    2,053,202
British Sky Broadcasting Group, 7.3s,
   2006 (Media-Cable-Entertainment)                        700          728,000
British Sky Broadcasting Group, 8.2s,
   2009 (Media-Cable-Entertainment)                      1,282        1,384,560
Orange PLC, 9s, 2009 (Telecommunications)                1,351        1,425,319
                                                                 --------------
                                                                 $    5,591,081
                                                                 --------------
     Total Foreign Bonds                                         $   32,703,763
                                                                 --------------
MUNICIPAL BONDS -- 1.9%
Baltimore Maryland Project Revenue,
   5.125s, 2042                               $            570   $      580,653
Metropolitan Pier & Exposition
   Authority, 5s, 2028                                   1,260        1,271,668
Metropolitan Transportation Authority
   New York, 5.5s, 2013                                  1,450        1,655,320
Metropolitan Transportation Authority New
   York, 5s, 2030                                        1,115        1,130,889
                                                                 --------------
Total Municipal Bonds                                            $    4,638,530
                                                                 --------------
     Total Bonds (Identified Cost,
        $230,499,270)                                            $  241,280,652
                                                                 --------------
REPURCHASE AGREEMENT -- 1.4%
Merrill Lynch & Co., Inc., dated 12/31/02,
   due 1/02/03, total to be received
   $3,568,079 (secured by various U.S.
   Treasury and Federal Agency obligations
   in a jointly traded account), at Cost      $          3,568   $    3,567,841
                                                                 --------------
     Total Investments
        (Identified Cost, $234,067,111)                          $  244,848,493
                                                                 --------------
OTHER ASSETS,
   LESS LIABILITIES -- 1.6%                                           3,868,176
                                                                 --------------
     Net Assets -- 100.0%                                        $  248,716,669
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
EMERGING MARKETS EQUITY SERIES
STOCKS -- 97.0%

ISSUER                                                       SHARES        VALUE
FOREIGN STOCKS -- 96.3%
BRAZIL -- 4.9%
Aracruz Celulose S.A. (Forest & Paper
   Products)                                                   37,520   $    696,371
Companhia Vale Do Rio Doce (Metals &
   Minerals)*                                                   5,700        164,789
Gerdau S.A., ADR (Steel)                                        9,400         83,660
Petroleo Brasileiro S.A., ADR (Oils & Gas)                     43,810        654,522
                                                                        ------------
                                                                        $  1,599,342
                                                                        ------------
CHINA -- 6.4%
Beijing Datang Power Generation Co. Ltd.
   (Energy)                                                   306,000   $     99,079
China Mobile (Hong Kong) Ltd. (Telecom
   Wireless)*                                                 396,500        945,706
China Mobile (Hong Kong) Ltd., ADR
   (Telecommunications)*                                       14,150        170,932
China Oilfield Services, Ltd. (Oil
   Services)*                                                 426,000        103,792
China Telecom Corp. (Telecom -- Wireless)*                  1,312,000        230,491
Denway Motors, Ltd. (Automotive)                              534,000        181,463
Huaneng Power International, Inc.
   (Energy)                                                   230,000        184,335
PetroChina Co. Ltd. (Oils)                                    818,000        162,587
                                                                        ------------
                                                                        $  2,078,385
                                                                        ------------
EGYPT -- 0.4%
Egypian Co. (Telecom -- Wireless)                              20,500   $    137,259
                                                                        ------------
ESTONIA
AS Eesti Telekom, GDR (Telecommunications)                        300   $      5,506
                                                                        ------------
GREECE -- 1.0%
Hellenic Bottling (Beverages)                                  23,600   $    327,061
                                                                        ------------
HONG KONG -- 1.5%
Citic Pacific Ltd. (Conglomerate)                              81,000   $    149,052
CNOOC Ltd. (Oils)                                             130,500        170,691
Hong Kong Electric Holdings Ltd.
   (Utilities -- Electric)                                     44,000        166,728
                                                                        ------------
                                                                        $    486,471
                                                                        ------------
HUNGARY -- 1.2%
OTP Bank (Banks & Credit Cos.)                                 19,060   $    373,576
                                                                        ------------
INDIA -- 5.2%
Hindustan Lever Ltd. (Consumer Products)                       50,290   $    190,819
Hindustan Petroleum Corp. Ltd. (Oils)                          24,100        144,877
Housing Development Finance Corp., Ltd.
   (Financial Services)                                       101,118        756,168
ICICI Bank Ltd. (Banks & Credit Cos.)                          43,287        281,365
Reliance Industries Ltd. (Conglomerate)                        33,890        210,627
Sun Pharmaceutical                                              7,700         95,969
                                                                        ------------
                                                                        $  1,679,825
                                                                        ------------
INDONESIA -- 0.5%
PT Telekomunikasi Indonesia
   (Telecommunications)                                       395,500   $    170,322
                                                                        ------------
ISRAEL -- 3.2%
Bank Leumi Le Israel (Banks & Credit Cos.)*                   155,700   $    162,730
Check Point Software Technologies Ltd.
   (Computer Software -- Services)*                            25,910        336,053
Taro Pharmaceutical Industries Ltd.
   (Pharmaceutical)*                                           14,400        541,440
                                                                        ------------
                                                                        $  1,040,223
                                                                        ------------
MALAYSIA -- 3.4%
Malayan Banking Berhad (Banks &
   Credit Cos.)                                                78,200   $    152,304
Resorts World Berhad (Entertainment)                           54,000        132,886
Sime Darby Berhad (Financial Institutions)                    325,000        424,266
Tenaga Nasional Berhad (Utilities -- Electric)                160,000        400,053
                                                                        ------------
                                                                        $  1,109,509
                                                                        ------------

                                     18-EMES

ISSUER                                                       SHARES        VALUE
MEXICO -- 11.9%
America Movil S.A. de C.V., ADR
   (Telecom -- Wireless)                                       31,800   $    456,648
Fomento Economico Mexicano S.A.
   (Food & Beverage Products)                                   4,400        160,248
Grupo Financiero Banorte S.A. de C.V.
   (Finance)                                                  159,330        390,102
Grupo Financiero BBVA Bancomer, S.A.
   de C.V. (Financial Services)*                              223,500        169,744
Grupo Modelo S.A. de C.V. (Brewery)                           342,670        838,661
Grupo Televisa S.A., ADR (Entertainment)*                       5,800        161,994
Kimberly-Clark de Mexico S.A. de C.V
   (Forest & Paper Products)                                   73,600        169,602
Telefonos de Mexico S.A., ADR
   (Telecom -- Wireline)                                       37,732      1,206,669
Wal-Mart de Mexico S.A. de C.V. "Series V"
   (Retail)*                                                  134,930        308,338
                                                                        ------------
                                                                        $  3,862,006
                                                                        ------------
PHILIPPINES -- 0.3%
Philippine Long Distance Telephone Co.,
   ADR (Utilities -- Telephone)*                               17,000   $     85,987
                                                                        ------------
RUSSIA -- 8.1%
Golden Telecom Inc. (Telecom-Wireline)                          5,500   $     69,575
JSC Mining and Smelting Co. Norilsk Nickel,
   ADR (Mining)                                                15,440        312,200
Lukoil Oil Co., ADR (Oils)                                     12,750        783,370
Mobile Telesystems, ADR (Telecom-Wireless)                      2,400         89,136
Surgutneftegaz, ADR (Oils)                                     29,100        462,399
Yukos Corp., ADR (Oils)                                         6,470        911,814
                                                                        ------------
                                                                        $  2,628,494
                                                                        ------------
SOUTH AFRICA -- 9.6%
ABSA Group Ltd. (Financial Services)                           69,600   $    257,175
African Bank Investments Ltd. (Banks &
   Credit Cos.)                                               128,800         85,094
Anglo American Platinum Corp. Ltd. (Metals)                    13,760        508,438
Anglogold (Conglomerates)                                         600         20,381
Barloworld Ltd. (Engineering-Construction)                     12,700         90,290
Firstrand Ltd. (Financial Services)                           302,200        260,079
Gold Fields (Metals)                                           39,760        557,440
Impala Platinum Holdings Ltd. (Metals &
   Mining)                                                      8,220        523,842
M-Cell Ltd. (Cellular Phones)                                  67,600         96,831
Sappi Ltd., ADR (Forest & Paper
   Products)                                                   16,720        223,115
Sasol Ltd. (Energy)                                            39,400        483,746
                                                                        ------------
                                                                        $  3,106,431
                                                                        ------------
SOUTH KOREA -- 21.8%
Hana Bank (Banks & Credit Cos.)                                 1,600   $     21,994
Hyundai Mobis (Automotive)*                                     8,170        150,199
Hyundai Motor Co., Ltd. (Automotive)*                          13,200        308,905
Kia Motors Corp. (Automotive)                                  11,100         82,375
Kookmin Bank (Banks & Credit Cos.)*                            17,861        632,621
Korea Electric Power Corp. (Utilities -- Electric)*            20,880        321,353
Korea Tobacco & Gi (Tobacco)*                                  11,780        162,921
KT Corp. (Telecommunications)                                  15,400        331,870
KT Freetel (Cellular Phones)                                   12,200        290,133
LG Chemical Ltd. (Chemicals)*                                   2,130         72,928
LG Electronics Inc. (Electronics)*                              6,800        236,836
POSCO (Steel)                                                  22,880        565,823
Samsung Display Devices Co. (Electronics)                       4,100        236,844
Samsung Electronics (Electronics)                              10,740      2,843,953
Samsung Fire & Marine Insurance Co., Ltd.
   (Insurance -- Property & Casualty)                           2,900        158,475
Shinsegae Co Ltd. (Stores)                                        600         75,645
SK Telecom Co., Ltd. (Telecommunications)*                      2,960        571,631
                                                                        ------------
                                                                        $  7,064,506
                                                                        ------------
TAIWAN -- 5.5%
China Trust Financial Holdings Co. Ltd.
   (Finanicial Services)*                                     460,000   $    376,243
Formosa Plastic Corp. (Chemicals)                             268,990        354,507
Fubon Financial Holdings Co., Ltd.
   (Financial Services)                                       221,000        176,289
President Chain Store Corp.
   (Retail)                                                   162,351        246,342
Taiwan Semiconductor Manufacturing Co.
   Ltd., ADR (Electronics)                                     89,600        631,680
                                                                        ------------
                                                                        $  1,785,061
                                                                        ------------
THAILAND -- 3.0%
Bangkok Bank (Banks & Credit Cos.)                            118,800   $    165,383
BEC World Public Co. Ltd. PLC (Television)                     52,800        249,912
PTT Exploration and Production Public Co.,
   Ltd. (Natural Gas)                                          57,100        188,125
PTT Public Co., Ltd. (Oils)                                   181,200        176,576
Siam Cement Public Co. Ltd. (Building
   Materials)                                                   6,500        188,515
                                                                        ------------
                                                                        $    968,511
                                                                        ------------
UNITED KINGDOM -- 8.4%
Anglo American PLC (Metals & Mining)*                         112,330   $  1,667,524
Lonmin (Metals & Minerals)*                                    26,820        373,755
Old Mutual PLC (Insurance)                                    321,180        454,821
Xstrata (Financial Services)                                   21,580        225,375
                                                                        ------------
Total Foreign Stocks                                                    $  2,721,475
                                                                        ------------
U.S. STOCKS -- 0.7%
Lukoil Hldgs (Oil Services)*                                    3,900   $    239,619
                                                                        ------------
     Total Stocks (Identified Cost, $32,130,801)                        $ 31,469,569
                                                                        ------------
REPURCHASE AGREEMENT -- 1.6%

                                                     PRINCIPAL AMOUNT
                                                       (000 OMITTED)
Merrill Lynch & Co., Inc., dated 12/31/02
   due 1/02/03, total to be received
   $523,412 (secured by various U.S.
   Treasury and federal Agency obligations
   in a jointly traded account), at Cost                      $   523   $    523,377
                                                                        ------------
     Total Investments
        (Identified Cost, $32,654,178)                                  $ 31,992,946
                                                                        ------------
OTHER ASSETS,
   LESS LIABILITIES -- 1.4%                                                  466,733
                                                                        ------------
     Net Assets -- 100.0%                                               $ 32,459,679
                                                                        ============

           See portfolio footnotes and notes to financial statements.

                                     19-EMES

PORTFOLIO OF INVESTMENTS -- December 31, 2002
GLOBAL ASSET ALLOCATION SERIES
STOCKS -- 54.0%

ISSUER                                                       SHARES        VALUE
U.S. STOCKS -- 27.8%
AEROSPACE -- 0.4%
General Dynamics Corp.                                            460   $     36,510
Lockheed Martin Corp.                                           4,130        238,508
                                                                        ------------
                                                                        $    275,018
                                                                        ------------
AUTOMOTIVE -- 0.2%
AutoNation, Inc.*                                              10,490   $    131,754
                                                                        ------------
BANKS & CREDIT COS.-- 1.8%
Bank of America Corp.                                           5,900   $    410,463
FleetBoston Financial Corp.                                     9,000        218,700
National City Corp.                                             1,620         44,258
U.S. Bancorp                                                   12,840        272,465
Wachovia Corp.                                                  2,210         80,533
Washington Mutual, Inc.                                         4,730        163,327
                                                                        ------------
                                                                        $  1,189,746
                                                                        ------------
BUSINESS MACHINES -- 1.3%
Dell Computer Corp.*                                           10,340   $    276,492
International Business Machines Corp                            5,020        389,050
Motorola, Inc.                                                 20,360        176,114
                                                                        ------------
                                                                        $    841,656
                                                                        ------------
BUSINESS SERVICES -- 1.0%
Apollo Group, Inc. "A"*                                         2,800   $    123,200
Automatic Data Processing, Inc.                                 4,570        179,373
Fedex Corp.*                                                    2,070        112,235
First Data Corp.                                                5,900        208,919
                                                                        ------------
                                                                        $    623,727
                                                                        ------------
CELLULAR PHONES -- 0.2%
QUALCOMM, Inc.*                                                 2,800   $    101,892
                                                                        ------------
CHEMICALS -- 0.3%
E.I. DuPont de Nemours & Co.                                    4,130   $    175,112
                                                                        ------------
COMPUTER SOFTWARE -- 0.5%
Oracle Corp.*                                                  27,160   $    293,328
                                                                        ------------
COMPUTER SOFTWARE -- PERSONAL
   COMPUTERS -- 1.0%
Intuit, Inc.*                                                   3,540   $    166,097
Microsoft Corp.*                                                8,860        458,062
                                                                        ------------
                                                                        $    624,159
                                                                        ------------
CONGLOMERATES -- 0.3%
Tyco International Ltd.                                        10,036   $    171,415
                                                                        ------------
CONSUMER GOODS & SERVICES -- 1.3%
Gillette Co.                                                    5,310   $    161,212
Philip Morris Cos., Inc.                                        7,820        316,945
Procter & Gamble Co.                                            4,580        393,605
                                                                        ------------
                                                                        $    871,762
                                                                        ------------
CONTAINERS -- 0.3%
Owens Illinois, Inc.*                                          14,310   $    208,640
                                                                        ------------
ELECTRICAL EQUIPMENT -- 0.9%
General Electric Co.                                           22,880   $    557,128
                                                                        ------------
ELECTRONICS -- 0.5%
Analog Devices, Inc.*                                           1,330   $     31,747
Cree Inc.                                                       1,920         31,392
Intel Corp.                                                    16,380        255,037
                                                                        ------------
                                                                        $    318,176
                                                                        ------------
ENTERTAINMENT -- 0.5%
Hearst-Argyle Television, Inc.*                                 2,950   $     71,124
Sinclair Broadcast Group, Inc., "A"*                            3,400         39,542
Viacom, Inc., "B"*                                              5,906        240,729
                                                                        ------------
                                                                        $    351,395
                                                                        ------------
FINANCIAL INSTITUTIONS -- 2.1%
Citigroup, Inc.                                                15,793   $    555,756
Federal Home Loan Mortgage Corp.                                4,580        294,631
Federal National Mortgage Assn.                                 1,230         72,631
Goldman Sachs Group, Inc.                                         920   $     62,652
J. P. Morgan Chase & Co.                                        4,580        109,920
Lehman Brothers Holdings, Inc.                                  1,330         70,876
Merrill Lynch & Co., Inc.                                       4,580        173,811
                                                                        ------------
                                                                        $  1,340,277
                                                                        ------------
FOOD & BEVERAGE PRODUCTS -- 1.0%
Anheuser-Busch Cos., Inc.                                         920   $     44,528
Coca-Cola Co.                                                   1,330         58,281
Coca-Cola Enterprises, Inc.                                     2,510         54,517
Dole Food Co., Inc.                                             1,630         53,105
Kellogg Co.                                                     5,170        177,176
PepsiCo, Inc.                                                   3,844        162,294
Tyson Foods, Inc.-- Delaware "A"                                7,080         79,437
                                                                        ------------
                                                                        $    629,338
                                                                        ------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                                         4,130   $    144,426
                                                                        ------------
HOME CONSTRUCTION -- 0.1%
KB Home Co.                                                       440   $     18,854
Lennar Corp.                                                      740         38,184
                                                                        ------------
                                                                        $     57,038
                                                                        ------------
INSURANCE -- 2.0%
Ace Ltd.                                                       24,440   $    717,070
Allstate Corp.                                                  5,900        218,241
CIGNA Corp.                                                       880         36,186
MetLife, Inc.                                                   8,410        227,406
UnumProvident Corp.                                             3,980         69,809
                                                                        ------------
                                                                        $  1,268,712
                                                                        ------------
MACHINERY & TOOLS -- 0.2%
SPX Corp.*                                                      3,840   $    143,808
                                                                        ------------
MEDICAL & HEALTH PRODUCTS-- 1.6%
Applera Corp. -- Applied Biosystems Group                       5,610   $     98,399
Becton, Dickinson & Co.                                         2,950         90,536
Boston Scientific Corp.*                                        1,920         81,638
DENTSPLY International, Inc.                                    4,130        153,636
Eli Lilly & Co.                                                 1,620        102,870
Forest Laboratories, Inc.*                                      1,770        173,849
Johnson & Johnson Co.                                           6,350        341,059
                                                                        ------------
                                                                        $  1,041,987
                                                                        ------------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES -- 0.4%
Edwards Lifesciences Corp.*                                     6,790   $    172,941
UnitedHealth Group, Inc.                                        1,180         98,530
                                                                        ------------
                                                                        $    271,471
                                                                        ------------
OIL SERVICES -- 0.3%
Halliburton Co.                                                 9,590   $    179,429
Valero Energy Corp.                                               880         32,507
                                                                        ------------
                                                                        $    211,936
                                                                        ------------
OILS -- 1.2%
Anadarko Petroleum Corp.                                          600   $     28,740
Devon Energy Corp.                                              1,620         74,358
ExxonMobil Corp.                                               18,150        634,161
Marathon Oil Corp.                                              2,070         44,070
                                                                        ------------
                                                                        $    781,329
                                                                        ------------
PHARMACEUTICALS -- 1.8%
Merck & Co., Inc.                                               7,970   $    451,182
Mylan Laboratories, Inc.                                        3,840        134,016
Pfizer, Inc.                                                   18,162        555,212
                                                                        ------------
                                                                        $  1,140,410
                                                                        ------------
POLLUTION CONTROL -- 0.2%
Allied Waste Industries, Inc.*                                  7,540   $     75,400
Waste Management, Inc.                                          1,770         40,568
                                                                        ------------
                                                                        $    115,968
                                                                        ------------

                                     20-GAAS

ISSUER                                                       SHARES        VALUE
PRINTING & PUBLISHING -- 0.6%
Gannett Co., Inc.                                               1,630   $    117,034
Lexmark International, Inc.*                                    2,360        142,780
Tribune Co.                                                     3,400        154,564
                                                                        ------------
                                                                        $    414,378
                                                                        ------------
RAILROADS -- 0.2%
Norfolk Southern Corp.                                          6,790   $    135,732
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Co.                                   5,310   $    126,059
                                                                        ------------
RESTAURANTS & LODGING -- 0.3%
Brinker International, Inc.*                                    3,100   $     99,975
Yum! Brands, Inc.*                                              3,100         75,082
                                                                        ------------
                                                                        $    175,057
                                                                        ------------
RETAIL -- 1.7%
Gap, Inc.                                                       7,380   $    114,538
Home Depot, Inc.                                                7,970        190,961
Lowe's Cos., Inc.                                               5,460        204,750
Penney (J.C.) Co.                                               1,470         33,825
Target Corp.                                                    1,230         36,900
Wal-Mart Stores, Inc.                                          10,040        507,120
                                                                        ------------
                                                                        $  1,088,094
                                                                        ------------
SPECIAL PRODUCTS & SERVICES -- 1.2%
Amazon.com, Inc.*                                               5,610   $    105,973
SPDR Trust                                                      7,700        679,371
                                                                        ------------
                                                                        $    785,344
                                                                        ------------
SUPERMARKETS -- 0.2%
Kroger Co.*                                                    10,340   $    159,753
                                                                        ------------
TELECOMMUNICATIONS -- WIRELINE -- 0.1%
Cisco Systems, Inc.*                                            6,350   $     83,185
                                                                        ------------
UTILITIES -- ELECTRIC-- 0.8%
Centerpoint Energy Inc.                                        10,630   $     90,355
PG&E Corp.*                                                     8,410        116,899
Public Service Enterprise Group                                 2,060         66,126
TXU Corp.                                                      10,180        190,162
Xcel Energy Inc.                                                5,470         60,170
                                                                        ------------
                                                                        $    523,712
                                                                        ------------
UTILITIES -- TELEPHONE -- 0.9%
BellSouth Corp.                                                11,220   $    290,262
SBC Communications, Inc.                                        3,240         87,836
Verizon Communications, Inc.                                    5,760        223,200
                                                                        ------------
                                                                        $    601,298
                                                                        ------------
   Total U.S. Stocks                                                    $ 17,974,220
                                                                        ------------
FOREIGN STOCKS -- 26.2%
AUSTRALIA -- 1.5%
News Corp Ltd. (Insurance)*                                    66,282   $    428,016
QBE Insurance Group Ltd. (Insurance)*                         114,064        522,912
                                                                        ------------
                                                                        $    950,928
                                                                        ------------
CANADA -- 1.2%
BCE, Inc. (Telecommunications -- Wireline)                     23,022   $    415,481
Canadian National Railway Co.
   (Transportation -- Services)                                 3,875        161,045
Canadian Natural Resources Ltd. (Oil Services)                  5,900        174,848
                                                                        ------------
                                                                        $    751,374
                                                                        ------------
FRANCE -- 4.5%
Aventis S.A. (Medical & Health Products)                        8,120   $    440,932
Cap Gemini S.A. (Computer Software)                             5,000        114,160
Carrefour S.A. (Supermarkets)                                   7,200        320,252
L'Air Liquide S.A. (Chemicals)                                  4,950        652,268
Sanofi-Synthelabo S.A. (Medical & Health Products)              8,700        531,252
STMicroelectronics N.V. (Electronics)                          10,700        209,530
Total Fina Elf S.A., "B" (Oil Services)                         4,625        659,866
                                                                        ------------
                                                                        $  2,928,260
                                                                        ------------
GERMANY -- 0.8%
Bayerische Motoren Werke AG (Automotive)                        7,400   $    224,345
Linde AG (Conglomerates)                                        8,600        315,538
                                                                        ------------
                                                                        $    539,883
                                                                        ------------
ITALY -- 0.2%
Snam Rete Gas S.p.A. (Natural Gas -- Pipeline)*                48,500   $    165,238
                                                                        ------------
JAPAN -- 2.6%
Canon, Inc. (Business Machines)                                 9,000   $    338,865
Chugai Pharmaceutical Co. Ltd.
   (Pharmaceuticals)                                           29,800        283,642
Credit Saison Co., Ltd. (Banks & Credit Cos.)                   8,100        138,161
Honda Motor Co., Ltd. (Automotive)                              9,300        343,893
Nissan Motor Co. (Automotive)                                  34,000        265,196
Shiseido Co., Ltd. (Consumer Good & Services)                  23,000        298,930
                                                                        ------------
                                                                        $  1,668,687
                                                                        ------------
NETHERLANDS -- 3.0%
Akzo Nobel N.V. (Chemicals)                                    16,000   $    507,042
Elsevier N.V. (Printing & Publishing)                          52,440        640,434
Unilever N.V. (Consumer Goods & Services)                      11,000        675,158
Vodafone Libertel N.V. (Cellular Phones)*                      12,800        136,598
                                                                        ------------
                                                                        $  1,959,232
                                                                        ------------
SINGAPORE -- 0.6%
DBS Group Holdings Ltd. (Banks & Credit Cos.)                  36,000   $    228,347
Haw Par Corp., (Banks & Credit Cos.)                              940          1,767
United Overseas Bank Ltd. (Banks & Credit Cos.)                23,000        156,499
                                                                        ------------
                                                                        $    386,613
                                                                        ------------
SOUTH KOREA -- 0.2%
Samsung Electronics (Electronics)                                 450   $    119,160
                                                                        ------------
SPAIN -- 1.6%
Gas Natural SDG S.A. (Utilities -- Gas)                        16,700   $    316,345
Iberdrola S.A. (Utilities -- Electric)                         26,900        376,460
Telefonica, S.A. (Telecommunications -- Wireline)              37,500        335,325
                                                                        ------------
                                                                        $  1,028,130
                                                                        ------------
SWEDEN -- 0.1%
Saab AB, "B" (Aerospace)                                        7,100   $     78,444
                                                                        ------------
SWITZERLAND -- 2.8%
Novartis AG (Medical & Health Products)                        11,200   $    408,620
Syngenta AG (Chemicals)                                        19,191      1,110,963
UBS AG (Banks & Credit Cos.)                                    5,935        288,424
                                                                        ------------
                                                                        $  1,808,007
                                                                        ------------
UNITED KINGDOM -- 7.1%
BOC Group PLC (Chemicals)                                      32,800   $    468,702
BP Amoco PLC (Oils)*                                           49,700        341,503
British Sky Broadcasting Group PLC
   (Broadcasting & Cable TV)                                   24,460        251,517
Diageo PLC (Food & Beverage Products)*                        100,328      1,089,772
GlaxoSmithKline PLC (Medical & Health Products)                15,700        301,152
Granada Compass PLC (Gaming & Lodging)*                       182,700        234,465
Next PLC (Retail)                                              22,700        269,035
Reckitt Benckiser PLC (Consumer Goods & Services)*             38,200        740,731
Royal Bank of Scotland Group PLC (Banks &
   Credit Cos.)*                                               16,846        403,375
Vodafone Group PLC (Utilities -- Telephone)                   198,589        361,912
William Hill Organization Ltd. (Gaming & Lodging)              30,290        110,646
                                                                        ------------
                                                                        $  4,572,810
                                                                        ------------
   Total Foreign Stocks                                                 $ 16,956,766
                                                                        ------------
   Total Stocks (Identified Cost, $36,948,025)                          $ 34,930,986
                                                                        ------------

                                       21-GAAS

BONDS -- 32.6%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- 18.5%
ADVERTISING & BROADCASTING -- 1.1%
Echostar DBS Corp., 9.375s, 2009              $            650   $      687,375
                                                                 --------------
BIOTECHNOLOGY -- 0.9%
Tenet Healthcare Corp., 6.5s, 2012            $            650   $      588,250
                                                                 --------------
BROADCAST & CABLE TV -- 0.5%
Charter Communications Holdings,
    0s to 2004, 9.92s, 2011                   $            100   $       35,000
CSC Holdings, Inc., 8.125s, 2009                           340          326,825
                                                                 --------------
                                                                 $      361,825
                                                                 --------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008         $             65   $       67,925
                                                                 --------------
CONSUMER CYCLICAL -- 0.3%
Williams Scotsman, Inc., 9.875s, 2007         $            200   $      185,000
                                                                 --------------
CONSUMER GOODS & SERVICES -- 0.7%
Kindercare Learning Centers, Inc., 9.5s,
   2009                                       $            100   $       97,000
Simmons Co., 10.25s, 2009                                  350          371,000
                                                                 --------------
                                                                 $      468,000
                                                                 --------------
CONTAINERS -- 0.4%
Ball Corp., 8.25s, 2008                       $            250   $      263,125
                                                                 --------------
ENERGY - INDEPENDENT -- 0.8%
Chesapeake Energy Corp., 8.125s, 2011         $            505   $      520,150
                                                                 --------------
GAMING & LODGING -- 2.2%
HMH Properties, Inc., 8.45s, 2008             $            600   $      592,500
Park Place Entertainment Corp., 8.125s,
   2011                                                    675          700,312
Station Casinos, Inc., 8.375s, 2008                        100          106,250
                                                                 --------------
                                                                 $    1,399,062
                                                                 --------------
METALS & MINING -- 1.1%
P&L Coal Holdings Corp., 9.625s, 2008         $            675   $      712,969
                                                                 --------------
POLLUTION CONTROL -- 1.0%
Allied Waste North America, Inc.,
    8.875s, 2008                              $            675   $      685,125
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 9.4%
U.S. Treasury Notes, 3.375s, 2007             $          4,348   $    4,708,912
U.S. Treasury Notes, 5s, 2011                            1,231        1,352,561
                                                                 --------------
                                                                 $    6,061,473
                                                                 --------------
   Total U.S. Bonds                                              $   12,000,279
                                                                 --------------
FOREIGN BONDS -- 14.1%
AUSTRALIA -- 1.1%
Commonwealth of Australia, 6.5s, 2013       AUD          1,180   $      732,945
                                                                 --------------
DENMARK -- 1.3%
Kingdom of Denmark, 7s, 2007                DKK          4,970   $      803,213
                                                                 --------------
FRANCE -- 0.4%
Republic of France, 4.75s, 2007             EUR            229   $      253,625
                                                                 --------------
GERMANY -- 0.8%
Federal Republic of Germany, 4.5s, 2009     EUR            472   $      515,690
                                                                 --------------
IRELAND -- 1.5%
Republic of Ireland, 5s, 2013               EUR            344   $      380,630
Republic of Ireland, 4.25s, 2007                           557          603,693
                                                                 --------------
                                                                 $      984,323
                                                                 --------------
ITALY -- 0.2%
Republic of Italy, 4.5s, 2007               EUR            115   $      125,787
                                                                 --------------
SPAIN -- 1.5%
Kingdom of Spain, 5.5s, 2017                EUR            857   $      982,243
                                                                 --------------
UNITED KINGDOM -- 7.3%
United Kingdom Treasury, 5.75s, 2009        GBP          1,363   $    2,383,940
United Kingdom Treasury, 7.25s, 2007                     1,274        2,328,301
                                                                 --------------
                                                                 $    4,712,241
                                                                 --------------
   Total Foreign Bonds                                           $    9,110,067
                                                                 --------------
   Total Bonds
     (Identified Cost, $20,029,532)                              $   21,110,346
                                                                 --------------
SHORT-TERM OBLIGATIONS -- 8.2%
Cargill, Inc., due 1/02/03                    $          2,584   $    2,583,916
Federal Home Loan Bank, due 1/02/03                      2,734        2,733,943
                                                                 --------------
   Total Short-Term Obligations, at
     Amortized Cost                                              $    5,317,859
                                                                 --------------
REPURCHASE AGREEMENT  4.5%
Merrill Lynch & Co., Inc. dated 12/31/02
  due 1/02/03, total to be received
  2,907,111 (secured by various
  U.S. Treasury and Federal obligations
  in a jointly traded account), at Cost       $          2,907   $    2,906,917
                                                                 --------------
   Total Investments
     (Identified Cost, $65,202,333)                              $   64,266,108
                                                                 --------------
OTHER ASSETS,
   LESS LIABILITIES  0.7%                                               433,009
                                                                 --------------
     Net Assets  100.0%                                          $   64,699,117
                                                                 --------------

           See portfolio footnotes and notes to financial statements.

                                     22-GAAS

GLOBAL GOVERNMENTS SERIES
BONDS -- 76.9%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- 54.9%
AUSTRALIA -- 0.5%
Republic of Australia, 6.25s, 2015          AUD            588   $      356,171
                                                                 --------------
AUSTRIA -- 3.9%
Republic of Austria, 5.5s, 2007             EUR          1,778   $    2,025,806
Republic of Austria, 5s, 2012                              803          889,094
                                                                 --------------
                                                                 $    2,914,900
                                                                 --------------
BELGIUM -- 1.4%
Kingdom of Belgium, 5s, 2012                EUR            958   $    1,056,695
                                                                 --------------
CANADA -- 4.5%
Government of Canada, 6s, 2008              CAD            780   $      537,549
Government of Canada, 5.25s, 2012                        2,440        1,597,619
Government of Canada, 8s, 2023                           1,408        1,179,762
                                                                 --------------
                                                                 $    3,314,930
                                                                 --------------
DENMARK -- 3.0%
Kingdom of Denmark, 7s, 2007                DKK         11,434   $    1,847,875
Kingdom of Denmark, 6s, 2011                             2,600          411,046
                                                                 --------------
                                                                 $    2,258,921
                                                                 --------------
FINLAND -- 3.5%
Republic of Finland, 5.375s, 2013           EUR          2,274   $    2,599,811
                                                                 --------------
FRANCE -- 5.1%
Republic of France, 6.5s, 2006              EUR            564   $      659,073
Republic of France, 4.75s, 2007                            443          490,636
Republic of France, 4.75s, 2012                            644          701,520
Republic of France, 5s, 2016                               790          869,883
Republic of France, 6s, 2025                               850        1,039,619
                                                                 --------------
                                                                 $    3,760,731
                                                                 --------------
GERMANY -- 6.0%
Federal Republic of Germany, 6.75s, 2004    EUR          1,905   $    2,115,263
Federal Republic of Germany, 4.5s, 2009                  1,792        1,957,874
Federal Republic of Germany, 5.25s, 2010                   368          417,510
                                                                 --------------
                                                                 $    4,490,647
                                                                 --------------
IRELAND -- 4.1%
Republic of Ireland, 4.25s, 2007            EUR          1,477   $    1,600,816
Republic of Ireland, 5s, 2013                              510          564,306
Republic of Ireland, 4.6s, 2016                            845          883,421
                                                                 --------------
                                                                 $    3,048,543
                                                                 --------------
ITALY -- 3.7%
Republic of Italy, 5s, 2008                 EUR          1,248   $    1,392,856
Republic of Italy, 4.75s, 2013                           1,281        1,385,845
                                                                 --------------
                                                                 $    2,778,701
                                                                 --------------
NETHERLANDS -- 3.6%
Kingdom of Netherlands, 5.75s, 2007         EUR            591   $      676,986
Kingdom of Netherlands, 5s, 2012                         1,829        2,029,515
                                                                 --------------
                                                                 $    2,706,501
                                                                 --------------
NEW ZEALAND -- 1.8%
Government of New Zealand, 7s, 2009         NZD          2,382   $    1,310,235
                                                                 --------------
SPAIN -- 8.5%
Kingdom of Spain, 6s, 2008                  EUR          2,200   $    2,561,349
Kingdom of Spain, 5.35s, 2011                            2,532        2,873,011
Kingdom of Spain, 5.5s, 2017                               810          928,375
                                                                 --------------
                                                                 $    6,362,735
                                                                 --------------
SWEDEN -- 2.6%
Kingdom of Sweden, 8s, 2007                 SEK          2,770   $      369,363
Kingdom of Sweden, 5s, 2009                              2,045          243,171
Kingdom of Sweden, 5.25s, 2011                          10,935        1,311,722
                                                                 --------------
                                                                 $    1,924,256
                                                                 --------------
UNITED KINGDOM -- 2.7%
United Kingdom Treasury, 7.25s, 2007        GBP          1,108   $    2,024,927
                                                                 --------------
Total Foreign Bonds                                              $   40,908,704
                                                                 --------------
U.S. BONDS -- 22.0%
MUNICIPALS -- 3.9%
Austin Texas Electric, 5.5s, 2012             $            285   $      327,445
Cleveland Ohio, 5.75s, 2012                              1,050        1,231,902
Michigan State Comprehensive, 5.25s, 2012                  300          338,136
New Jersey State Turnpike Authority,
  6s, 2013                                                 830          983,318
                                                                 --------------
                                                                 $    2,880,801
                                                                 --------------
SUPRANATIONAL -- 1.5%
European Investment Bank, 4s, 2005            $            966   $    1,003,023
International Bank for Reconstruction &
  Development, 5s, 2006                                     95          102,589
                                                                 --------------
                                                                 $    1,105,612
                                                                 --------------
U.S. GOVERNMENT AGENCIES -- 3.0%
Federal National Mortgage Assn. 6s  2016      $            924   $       75,842
Federal National Mortgage Assn. TBA,
  5.5s, 2099                                             1,058        1,084,973
Federal National Mortgage Assn. TBA,
  6.5s, 2099                                             1,063        1,105,510
                                                                 --------------
                                                                 $    2,266,325
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 13.6%
U.S. Treasury Bonds, 6.25s, 2023              $          2,114   $    2,483,620
U.S. Treasury Notes, 2s, 2004                            1,185        1,194,813
U.S. Treasury Notes, 3.5s, 2006                            761          791,916
U.S. Treasury Notes, 3.375s, 2007                          671          726,164
U.S. Treasury Notes, 6.125s, 2007                        3,605        4,145,469
U.S. Treasury Notes, 4.25s, 2010                           735          838,110
                                                                 --------------
                                                                 $   10,180,092
                                                                 --------------
    Total U.S. Bonds                                             $   16,432,830
                                                                 --------------
    Total Bonds (Identified Cost,
     $53,468,095)                                                $   57,341,534
                                                                 --------------

CALL OPTIONS PURCHASED -- 0.7%

                                              PRINCIPAL AMOUNT
                                                OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                   (000 OMITTED)
Japanese Yen/January/123.69
  (Premiums Paid, $256,000)                   $      1,583,232   $      535,133
                                                                 --------------
PUT OPTIONS PURCHASED -- 0.3%
Euro/March/0.9952
  (Premiums Paid, $60,871)                    $          3,530   $      189,753
                                                                 --------------

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
SHORT-TERM OBLIGATION -- 17.6%
Federal Home Loan Bank, due 1/02/03,
  at Amortized Cost                           $         13,139   $   13,138,726
                                                                 --------------
REPURCHASE AGREEMENT -- 4.5%
Merrill Lynch & Co., Inc. dated 12/31/02
  due 1/02/03, total to be received
  $3,353,860 (secured by various
  U.S. Treasury and Ferderal Agency
  obligations in a jointly traded account),
  at Cost                                     $          3,354   $    3,353,636
                                                                 --------------
    Total Investments
     (Identified Cost, $70,277,328)                              $   74,558,782
                                                                 --------------
OTHER ASSETS,
   LESS LIABILITIES -- 0.0%                                              24,082
                                                                 --------------
     Net Assets -- 100.0%                                        $   74,582,864
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     23-GGS

GLOBAL TOTAL RETURN SERIES
STOCKS -- 50.4%

ISSUER                                                       SHARES        VALUE
FOREIGN STOCKS -- 28.4%
AUSTRALIA -- 1.4%
Australia & New Zealand Banking Group Ltd.
    (Banks & Credit Cos.)*                                     23,946   $    233,698
QBE Insurance Group Ltd. (Insurance)*                         143,839        659,412
Tabcorp Holdings Ltd. (Gaming)                                 47,900        286,951
                                                                        ------------
                                                                        $  1,180,061
                                                                        ------------
AUSTRIA -- 0.3%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                           3,300   $    221,920
                                                                        ------------
BERMUDA -- 0.1%
Accenture Ltd. (Business Services)*                             2,600   $     46,774
                                                                        ------------
CANADA -- 1.5%
Abitibi-Consolidated, Inc. (Forest &
    Paper Products)                                            14,400   $    111,024
Alcan, Inc. (Metals & Minerals)                                 3,800        112,176
BCE, Inc. (Telecommunications -- Wireline)                      8,520        153,445
Canadian National Railway Co. (Railroad)                       12,243        508,819
Quebecor World, Inc.
    (Printing & Publishing)                                    12,260        271,720
Encana Corp. (Oil Services)                                     4,800        148,268
                                                                        ------------
                                                                        $  1,305,452
                                                                        ------------
DENMARK -- 0.5%
Danske Bank (Banks & Credit Cos.)                              25,100   $    414,607
                                                                        ------------
FINLAND -- 0.2%
UPM-Kymmene Oyj (Forest &
    Paper Products)                                             5,500   $    176,429
                                                                        ------------
FRANCE -- 3.8%
Aventis S.A. (Medical & Health Products)                       13,250   $    719,501
Carrefour S.A. (Supermarket)                                    5,200        231,293
Sanofi-Synthelabo S.A. (Medical &
    Health Products)                                           11,320        691,239
Schneider Electric S.A. (Electronics)                           3,877        183,257
Societe Television Francaise 1
    (Entertainment)                                            14,149        377,633
STMicroelectronics N.V. (Electronics)                          12,660        247,911
Total Fina S.A., ADR (Oils)                                    11,692        835,978
                                                                        ------------
                                                                        $  3,286,812
                                                                        ------------
GERMANY -- 1.2%
Bayerische Motoren Werke AG
    (Automotive)                                                8,740   $    264,969
Deutsche Post AG (Special
    Products & Services)                                       12,380        129,780
Fresenius AG (Medical &
Health Products)                                                1,200         45,853
Linde AG (Industrial)                                          10,050        368,740
Schering AG (Medical & Health Products)                         6,080        264,188
                                                                        ------------
                                                                        $  1,073,530
                                                                        ------------
HONG KONG -- 0.2%
Hong Kong Electric Holdings Ltd.
    (Utilities -- Electric)                                    43,420   $    164,531
                                                                        ------------
IRELAND -- 0.6%
Bank of Ireland (Banks & Credit Cos.)                          33,770   $    346,577
Irish Life & Permanent PLC
    (Financial Institutions)                                   13,340        144,038
                                                                        ------------
                                                                        $    490,615
                                                                        ------------
ITALY -- 0.4%
Snam Rete Gas S.p.A. (Utilities -- Gas)                        92,900   $    316,508
                                                                        ------------
JAPAN -- 3.6%
Canon, Inc. (Technical
    Products & Services)                                       11,000   $    414,168
Chugai Pharmaceutical Co., Ltd.
    (Medical & Health Products)                                11,000        104,700
Credit Saison Co., Ltd.
    (Financial Institutions)                                    6,900   $    117,693
Honda Motor Co., Ltd. (Automotive)                             11,600        428,942
Nippon Electric Glass Co., Ltd.
    (Manufacturing)                                            14,000        140,920
Nissan Motor Co., Ltd. (Automotive)                            25,000        194,997
Nissin Food Products Co., Ltd. (Food &
    Beverage Products)                                          7,400        165,179
Secom Co., Ltd. (Consumer
    Goods & Services)                                           7,000        239,976
Shiseido Co. (Consumer
    Goods & Services)                                          32,000        415,903
Tokyo Broadcasting System, Inc. (Media)                         9,000        113,106
Tokyo Gas Co., Ltd. (Utilities -- Gas)                        173,000        542,082
Uni-Charm Corp. (Consumer
    Goods & Services)                                           5,270        209,078
                                                                        ------------
                                                                        $  3,086,744
                                                                        ------------
MEXICO -- 0.3%
Fomento Economico Mexicano S.A.
    (Food & Beverage Products)                                  3,420   $    124,556
Telefonos de Mexico S.A., ADR
    (Telecommunications -- Wireline)                            3,900        124,722
                                                                        ------------
                                                                        $    249,278
                                                                        ------------
NETHERLANDS -- 1.5%
Akzo Nobel N.V. (Chemicals)                                    17,906   $    567,443
Fugro N.V. (Engineering)*                                       2,200         99,469
Koninklijke KPN N.V.
    (Telecommunications -- Wireline)                            9,070         58,950
Koninklijke Philips Electronics N.V
    (Electronics)                                               6,900        120,796
Unilever N.V. (Food & Beverage Products)                        5,670        348,013
VNU N.V. (Printing & Publishing)*                               4,278        111,443
                                                                        ------------
                                                                        $  1,306,114
                                                                        ------------
NEW ZEALAND
Telecom Corp. of New Zealand, Ltd.
    (Telecommunications -- Wireline)*                          15,610   $     37,011
                                                                        ------------
NORWAY -- 0.3%
Storebrand ASA (Insurance)                                     59,700   $    223,873
                                                                        ------------
SOUTH KOREA -- 0.2%
Korea Tobacco & Ginseng Corp., GDR
    (Tobacco)##                                                20,520   $    131,328
                                                                        ------------
SPAIN -- 2.0%
Altadis S.A. (Tobacco)                                         23,600   $    537,845
Gas Natural SDG S.A. (Utilities -- Gas)                        12,720        240,952
Iberdrola S.A. (Utilities -- Electric)                         35,270        493,597
Telefonica, S.A
    (Telecommunications -- Wireline)                           50,782        454,093
                                                                        ------------
                                                                        $  1,726,487
                                                                        ------------
SWEDEN -- 0.3%
ForeningsSparbanken AB,
    (Banks & Credit Cos.)                                      24,240   $    287,343
                                                                        ------------
SWITZERLAND -- 2.1%
Converium Holding AG (Insurance)                                1,600   $     77,524
Novartis AG (Medical & Health Products)                         8,700        317,410
Syngenta AG (Chemicals)                                        15,122        875,410
Synthes-Stratec, Inc. (Medical &
    Health Products)                                              150         91,987
UBS AG (Banks & Credit Cos.)                                    9,503        461,818
                                                                        ------------
                                                                        $  1,824,149
                                                                        ------------
UNITED KINGDOM -- 7.9%
BP Amoco PLC, ADR (Oils)                                       22,352   $    908,609
British Sky Broadcasting
    Group PLC (Media)                                           9,200         94,602

                                     24-GTRS

ISSUER                                                       SHARES        VALUE
UNITED KINGDOM -- continued
BT Group PLC (Telecommunications --
   Wireline)*                                                 113,310   $    355,560
Cadbury Schweppes PLC (Food &
   Beverage Products)*                                         37,330        232,476
Diageo PLC (Food & Beverage Products)*                         73,761        801,199
Glaxo SmithKline PLC, ADR (Medical &
   Health Products)                                             3,600        134,856
GlaxoSmithKline PLC (Medical &
   Health Products)*                                           12,310        236,126
Granada Compass PLC (Media)*                                   49,900         64,038
Imperial Tobacco Group PLC (Tobacco)*                           4,500         76,397
Lloyds TSB Group PLC (Banks &
   Credit Cos.)*                                               27,110        194,569
Marks & Spencer Group PLC (Retail)*                            21,817        110,590
National Grid Group PLC
   (Utilities -- Electric)                                     51,110        375,454
Next PLC (Retail)*                                             17,310        205,154
Reckitt Benckiser PLC (Consumer
   Goods & Services)*                                          26,455        512,985
Reed Elsevier PLC (Printing & Publishing)                      98,470        842,996
Rio Tinto PLC (Metals & Mining)*                               11,800        235,458
Royal Bank of Scotland Group PLC
   (Banks & Credit Cos.)*                                      22,880        547,859
Unilever PLC (Food & Beverage Products)                        34,100        324,304
Vodafone Group PLC
   (Telecommunications -- Wireless)*                          238,604        434,836
WPP Group PLC (Advertising &
   Broadcasting)                                               17,600        134,387
                                                                        ------------
                                                                        $  6,822,455
                                                                        ------------
     Total Foreign Stocks                                               $ 24,372,021
                                                                        ------------
U.S. STOCKS -- 22.0%
AEROSPACE -- 0.1%
Northrop Grumman Corp.                                            950   $     92,150
                                                                        ------------
BANKS & CREDIT COS.-- 1.8%
Bank of America Corp.                                          11,070   $    770,140
Comerica, Inc.                                                  2,580        111,559
FleetBoston Financial Corp.                                     7,300        177,390
National City Corp.                                             4,500        122,940
SunTrust Banks, Inc.                                            2,100        119,532
Wachovia Corp.                                                  5,900        214,996
                                                                        ------------
                                                                        $  1,516,557
                                                                        ------------
BUSINESS MACHINES -- 0.1%
International Business Machines Corp.                           1,730   $    134,075
                                                                        ------------
BUSINESS SERVICES -- 0.1%
ARAMARK Corp. "B"*                                              2,600   $     61,100
Automatic Data Processing, Inc.                                 1,100         43,175
                                                                        ------------
                                                                        $    104,275
                                                                        ------------
CELLULAR PHONES -- 0.2%
Motorola, Inc.                                                  8,500   $     73,525
Motorola, Inc. - Units                                          2,900         92,800
                                                                        ------------
                                                                        $    166,325
                                                                        ------------
CHEMICALS -- 0.2%
Dow Chemical Co.                                                1,000   $     29,700
PPG Industries, Inc.                                            2,900        145,435
                                                                        ------------
                                                                        $    175,135
                                                                        ------------
COMPUTER PRODUCTS -- 0.4%
Hewlett-Packard Co.                                            19,930   $    345,985
                                                                        ------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Microsoft Corp.*                                                4,200   $    217,140
                                                                        ------------
CONSUMER GOODS & SERVICES -- 2.0%
Colgate-Palmolive Co.                                           2,100   $    110,103
Kimberly-Clark Corp.                                            2,100         99,687
Nike, Inc., "B"                                                 2,800        124,516
Philip Morris Cos., Inc.                                       23,726   $    961,615
Procter & Gamble Co.                                            4,750        408,215
                                                                        ------------
                                                                        $  1,704,136
                                                                        ------------
CONTAINERS -- 0.1%
Smurfit-Stone Container Corp.*                                  6,600   $    101,581
                                                                        ------------
ELECTRONICS -- 0.2%
Analog Devices, Inc.*                                           1,700   $     40,579
Intel Corp.                                                     7,800        121,446
                                                                        ------------
                                                                        $    162,025
                                                                        ------------
ENTERTAINMENT -- 0.4%
Walt Disney Co.                                                 6,900   $    112,539
Viacom, Inc., "B"*                                              5,500        224,180
                                                                        ------------
                                                                        $    336,719
                                                                        ------------
FINANCIAL INSTITUTIONS -- 2.5%
Citigroup, Inc.                                                16,400   $    577,116
Federal Home Loan Corp.                                        10,843        640,279
Federal National Mortgage Assn                                  3,230        207,786
Goldman Sachs Group, Inc.                                       3,600        245,160
Mellon Financial Corp.                                          6,100        159,271
Merrill Lynch & Co., Inc.                                       8,090        307,015
                                                                        ------------
                                                                        $  2,136,627
                                                                        ------------
FOOD & BEVERAGE PRODUCTS -- 1.5%
Anheuser-Busch Cos., Inc.                                       5,260   $    254,584
Archer-Daniels-Midland Co.                                     19,800        245,520
Del Monte Foods Co.*                                            1,697         13,067
H.J. Heinz Co.                                                  3,800        124,906
Kellogg Co.                                                    15,150        519,190
PepsiCo, Inc.                                                   2,800        118,216
                                                                        ------------
                                                                        $  1,275,483
                                                                        ------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                                         4,200   $    146,874
                                                                        ------------
INDUSTRIAL CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.                                 11,590   $    495,473
Praxair, Inc.                                                   5,855        338,243
                                                                        ------------
                                                                        $    833,716
                                                                        ------------
INSURANCE -- 1.7%
AFLAC, Inc.                                                     5,360   $    161,443
Allstate Corp.                                                  1,700         62,883
American International Group, Inc.                              2,710        156,774
Arthur J. Gallagher & Co.                                       8,500        249,730
Chubb Corp.*                                                    1,000         23,950
Hartford Financial Services Group, Inc.                         2,600        118,118
MetLife, Inc.                                                  17,960        485,638
St. Paul Cos., Inc.                                             4,110        139,946
Willis Group Holdings Ltd.*                                     2,400         68,808
                                                                        ------------
                                                                        $  1,467,290
                                                                        ------------
MACHINERY -- 0.9%
Caterpillar, Inc.                                               5,000   $    228,600
Deere & Co.                                                    11,130        510,310
                                                                        ------------
                                                                        $    738,910
                                                                        ------------
MANUFACTURING PRODUCTS -- 0.5%
3M Co.                                                          3,220   $    397,026
Illinois Tool Works, Inc.                                         900         58,374
                                                                        ------------
                                                                        $    455,400
                                                                        ------------
MEDICAL & HEALTH PRODUCTS -- 1.9%
Abbott Laboratories, Inc.                                       2,200   $     88,000
Eli Lilly & Co.                                                10,390        659,765
Guidant Corp.*                                                    800         24,680
Johnson & Johnson Co.                                           6,900        370,599
Merck & Co., Inc.                                               2,500        141,525
Pfizer, Inc.                                                   10,500        320,985
                                                                        ------------
                                                                        $  1,605,554
                                                                        ------------

                                     25-GTRS

ISSUER                                                       SHARES        VALUE
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
IMS Health, Inc.                                                5,700   $     91,200
Lincare Holdings, Inc.*                                         2,600         82,212
                                                                        ------------
                                                                        $    173,412
                                                                        ------------
METALS & MINERALS -- 0.4%
Alcoa, Inc.                                                    14,340   $    326,665
Phelps Dodge Corp.*                                             1,800         56,970
                                                                        ------------
                                                                        $    383,635
                                                                        ------------
NATURAL GAS -- PIPELINE -- 0.1%
National Fuel Gas Co.                                           5,500   $    114,015
                                                                        ------------
OIL SERVICES -- 0.4%
Apache Corp.                                                    1,500   $     85,485
ConocoPhillips                                                    700         33,873
Devon Energy Corp.                                              2,800        128,520
Halliburton Co.                                                 5,450        101,969
                                                                        ------------
                                                                        $    349,847
                                                                        ------------
OILS -- 1.0%
ExxonMobil Corp.                                               22,342   $    780,629
Unocal Corp.                                                    2,900         88,682
                                                                        ------------
                                                                        $    869,311
                                                                        ------------
PHOTOGRAPHIC PRODUCTS -- 0.3%
Eastman Kodak Co.                                               8,110   $    284,174
                                                                        ------------
PRINTING & PUBLISHING -- 0.5%
Gannett Co.                                                     5,540   $    397,772
Tribune Co.                                                       400         18,184
                                                                        ------------
                                                                        $    415,956
                                                                        ------------
RETAIL -- 0.6%
Home Depot, Inc.                                                3,500   $     83,860
Lowe's Cos., Inc.                                               5,730        214,875
Sears, Roebuck & Co.                                            3,100         74,245
Target Corp.                                                    4,910        147,300
                                                                        ------------
                                                                        $    520,280
                                                                        ------------
SPECIAL PRODUCTS & SERVICES -- 0.1%
Pall Corp.                                                      3,900   $     65,052
                                                                        ------------
SUPERMARKETS -- 0.5%
Kroger Co.*                                                    15,500   $    239,475
Safeway, Inc.*                                                  9,100        212,576
                                                                        ------------
                                                                        $    452,051
                                                                        ------------
TELECOMMUNICATIONS -- WIRELINE -- 0.3%
AT&T Corp.                                                      9,160   $    239,168
                                                                        ------------
TRANSPORTATION -- 0.1%
United Parcel Service, Inc. "B"                                 1,070   $     67,496
                                                                        ------------
UTILITIES -- ELECTRIC -- 0.8%
Energy East Corp.                                               6,300   $    139,167
FPL Group, Inc.                                                 2,900        174,377
Keyspan Corp.                                                   3,800        133,912
NSTAR                                                           3,000        133,170
PPL Corp.                                                       1,070         37,108
TXU Corp.                                                       2,200         41,096
                                                                        ------------
                                                                        $    658,830
                                                                        ------------
UTILITIES -- TELEPHONE -- 0.7%
SBC Communications, Inc.                                        7,400   $    200,614
BellSouth Corp.                                                15,900        411,333
                                                                        ------------
                                                                        $    611,947
                                                                        ------------
    Total U.S. Stocks                                                   $ 18,921,131
                                                                        ------------
    Total Stocks (Identified Cost, $45,054,386)                         $ 43,293,152
                                                                        ------------

BONDS -- 38.2%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- 26.1%
AUSTRALIA -- 0.3%
Republic of Australia, 6.25s, 2015          AUD            438   $      265,311
                                                                 --------------
AUSTRIA -- 1.7%
Republic of Austria, 5.5s, 2007             EUR            928   $    1,057,339
Republic of Austria, 5s, 2012                              329          364,274
                                                                 --------------
                                                                 $    1,421,613
                                                                 --------------
BELGIUM -- 0.6%
Kingdom of Belgium, 5s, 2012                EUR            472   $      520,626
                                                                 --------------
CANADA -- 2.4%
Government of Canada, 5.25s, 2012           CAD          1,854   $    1,213,929
Government of Canada, 8s, 2023                             601          503,577
Province of Quebec, 1.6s, 2013              JPY         39,000          344,517
                                                                 --------------
                                                                 $    2,062,023
                                                                 --------------
DENMARK -- 2.0%
Kingdom of Denmark, 7s, 2007                DKK         10,498   $    1,696,606
                                                                 --------------
FINLAND -- 1.5%
Republic of Finland, 5.375s, 2013           EUR          1,114   $    1,273,610
                                                                 --------------
FRANCE -- 2.1%
Government of France, 6.5s, 2006            EUR            293   $      342,391
Government of France, 5s, 2011                             635          705,862
Government of France, 4.75s, 2012                          335          364,921
Government of France, 6s, 2025                             302          369,371
                                                                 --------------
                                                                 $    1,782,545
                                                                 --------------
GERMANY -- 3.0%
Federal Republic of Germany, 4.75s, 2008    EUR            489   $      542,615
Federal Republic of Germany, 4.5s, 2009                  1,246        1,361,335
Federal Republic of Germany, 5.25s, 2010                   611          693,202
                                                                 --------------
                                                                 $    2,597,152
                                                                 --------------
IRELAND -- 1.7%
Republic of Ireland, 4.25s, 2007            EUR            424   $      459,544
Republic of Ireland, 5s, 2013                              564          624,055
Republic of Ireland, 4.6s, 2016                            346          361,732
                                                                 --------------
                                                                 $    1,445,331
                                                                 --------------
ITALY -- 1.5%
Republic of Italy, 4.5s, 2007               EUR            489   $      534,867
Republic of Italy, 5s, 2008                                354          395,089
Republic of Italy, 4.75s, 2013                             363          392,710
                                                                 --------------
                                                                 $    1,322,666
                                                                 --------------
JAPAN -- 1.3%
International Bank for Reconstruction &
  Development (Banks &
  Credit Cos.), 5s, 2006                      $            991   $    1,070,170
                                                                 --------------
NETHERLANDS -- 1.2%
Kingdom of Netherlands, 5.75s, 2007         EUR            307   $      351,666
Kingdom of Netherlands, 5s, 2012                           639          709,160
                                                                 --------------
                                                                 $    1,060,826
                                                                 --------------
NEW ZEALAND -- 0.8%
Government of New Zealand, 7s, 2009         NZD          1,258   $      691,971
                                                                 --------------
SPAIN -- 4.0%
Kingdom of Spain, 5.35s, 2011               EUR          2,004   $    2,273,899
Kingdom of Spain, 5.5s, 2017                               989        1,133,534
                                                                 --------------
                                                                 $    3,407,433
                                                                 --------------
SWEDEN -- 0.9%
Kingdom of Sweden, 8s, 2007                 SEK          1,305   $      174,014
Kingdom of Sweden, 5s, 2009                              1,970          234,253
Kingdom of Sweden, 5.25s, 2011                           3,100          371,865
                                                                 --------------
                                                                 $      780,132
                                                                 --------------

                                     26-GTRS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
UNITED KINGDOM -- 1.1%
United Kingdom Treasury, 7.25s, 2007        GBP            303   $      553,748
United Kingdom Treasury, 5.75s, 2009                       238          416,271
                                                                 --------------
                                                                 $      970,019
                                                                 --------------
   Total Foreign Bonds                                           $   22,368,034
                                                                 --------------
U.S. BONDS -- 10.4%
SUPERNATIONAL BANK -- 0.8%
European Investment Bank, 4s, 2005            $            689   $      715,407
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 9.6%
Federal National Mortgage Assn., 6s, 2016     $             76   $       79,461
Federal National Mortgage Assn., TBA,
   6.5s, 2030                                            1,175        1,221,988
Federal National Mortgage Assn., TBA,
   5.5s, 2032                                              336          342,143
U.S. Treasury Bonds, 6.25s, 2023                         2,135        2,508,292
U.S. Treasury Bonds, 5.375s, 2031                          185          201,679
U.S. Treasury Notes, 3.5s, 2006                            677          704,503
U.S. Treasury Notes, 6.125s, 2007                        1,674        1,924,969
U.S. Treasury Notes, 4.25s, 2010                         1,072        1,222,757
                                                                 --------------
                                                                 $    8,205,792
                                                                 --------------
   Total U.S. Bonds                                              $    8,921,199
                                                                 --------------
MUNICIPAL BONDS -- 1.7%
Austin Texas Electric Utilities Systems
   Revenue, 5.5s, 2012                        $            145   $      166,595
Cleveland Ohio, 5.75s, 2012                                145          170,120
Lakeville Minnesota Independent School
   District, 4.5s, 201                                     400          428,096
Metropolitan Transportation Authority
   New York, 5s, 2032                                      200          202,694
New Jersey State Turnpike Authority
   Turnpike Revenue, 6s, 2013                              430          509,429
     Total Municipal Bonds                                       $    1,476,934
                                                                 --------------
     Total Bonds (Identified Cost, $30,257,846)                  $   32,766,167
                                                                 --------------
CONVERTIBLE PREFERRED STOCK -- 0.1%

                                                   SHARES
U.S. STOCKS -- 0.1%
General Motors Corp., 5.25% (Automotive),
   (Identified Cost, $75,000)                            3,000   $       69,300
                                                                 --------------
CALL OPTIONS PURCHASED -- 0.1%

                                              PRINCIPAL AMOUNT
                                                OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                   (000 OMITTED)
Euro/March/0.9952
   (Premiums Paid, $29,507)                   $          1,711   $       91,982
                                                                 --------------
SHORT-TERM OBLIGATIONS -- 1.1%

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
Cargill, Inc., due 1/02/03                    $            967   $      966,969
Federal Home Loan Bank, due 1/02/03                          1            1,000
                                                                 --------------
   Total Short-Term Obligations, at Amortized Cost               $      967,969
                                                                 --------------

REPURCHASE AGREEMENT -- 10.0%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
Merrill Lynch & Co., Inc., dated 12/31/02
   due 1/02/03, total to be received
   $8,567,007 (secured by various U.S.
   Treasury and Federal Agency obligations
   in a jointly traded account), at Cost      $          8,566   $    8,566,436
                                                                 --------------
     Total Investments
       (Identified Cost, $84,951,144)                            $   85,755,006
                                                                 --------------
OTHER ASSETS,
   LESS LIABILITIES -- 0.1%                                              94,844
                                                                 --------------
   Net Assets -- 100.0%                                          $   85,849,850
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     27-GTRS

PORTFOLIO OF INVESTMENTS -- December 31, 2002
GOVERNMENT SECURITIES SERIES
BONDS -- 96.7%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. GOVERNMENT AGENCIES-- 67.4%
Aid to Lebanon, 7.62s, 2009                   $          6,503   $    7,478,622
Aid to Peru, 9.98s, 2008                                 3,275        3,905,752
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                            9,071        9,881,040
Federal Home Loan Bank,
  7.5s, 2027                                               824          879,847
Federal Home Loan Bank,
  6.5s, 2032                                            34,522       35,975,618
Federal Home Loan Bank,
  7s, 2032                                               5,712        6,003,360
Federal Home Loan Mortgage Corp.,
  3.875s, 2005                                          16,392       16,554,166
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                           11,674       12,290,527
Federal National Mortgage Assn.,
  7.125s, 2005                                           5,515        6,116,604
Federal National Mortgage Assn.,
  6s, 2008                                             148,364      156,138,108
Federal National Mortgage Assn.,
   6.5s, 2016                                          157,599      164,412,163
Federal National Mortgage Assn.,
  5.5s, 2017                                            48,490       50,260,496
Federal National Mortgage Assn.,
  7.5s, 2017                                            15,187       16,146,300
Federal National Mortgage Assn.,
  6.263s, 2020                                              21           20,855
Federal National Mortgage Assn.,
  7s, 2031                                              10,047       10,567,828
Financing Corp., 9.4s, 2018                              4,845        7,050,260
Financing Corp., 9.8s, 2018                              7,760       11,650,321
Financing Corp., 10.35s, 2018                            3,535        5,534,417
Government National Mortgage Assn.,
  6.5s, 2003                                            19,252       20,231,099
Government National Mortgage Assn.,
  12.25s, 2015                                               2            2,837
Government National Mortgage Assn.,
  8.5s, 2022                                             2,293        2,488,270
Government National Mortgage Assn.,
  7.5s, 2023                                             1,231        1,321,701
Government National Mortgage Assn.,
  7s, 2026                                              57,670       61,030,859
Resolution Funding Corp.,
  8.875s, 2020                                           6,000        8,641,512
Small Business Administration,
  8.4s, 2007                                                95          100,774
Small Business Administration,
  9.65s, 2007                                               54           57,550
Small Business Administration,
  8.7s, 2009                                               779          848,455
Small Business Administration,
  9.05s, 2009                                               96          103,900
Small Business Administration,
  10.05s, 2009                                              72           79,487
Small Business Administration,
  6.34s, 2021                                            3,715        4,112,183
Small Business Administration,
  6.35s, 2021                                            4,653        5,153,640
Small Business Administration,
  6.44s, 2021                                            4,694        5,218,527
Small Business Administration,
  6.625s, 2021                                           4,797        5,377,294
Small Business Administration,
  6.07s, 2022                                            3,905        4,259,688
Student Loan Marketing Assn.,
  5.25s, 2006                                 $          3,500   $    3,805,427
Tennessee Valley Authority,
  0s, 2042                                              12,500        7,402,000
U.S. Department of Housing & Urban
  Development, 6.83s, 2003                               8,025        8,283,108
U. S. Department of Housing & Urban
  Development, 6.36s, 2016                               6,000        6,772,500
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                               5,744        6,390,298
U.S. Department of Veterans Affairs,
  7.5s, 2009                                             6,812        7,202,984
                                                                 --------------
                                                                 $  679,750,377
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 29.3%
Principal Stripped Payments, 0s, 2017         $         18,000   $    8,876,448
U.S. Treasury Bonds, 12.375s, 2004                      13,581       15,606,484
U.S. Treasury Bonds, 12s, 2013                          29,000       42,227,857
U.S. Treasury Bonds, 9.25s, 2016                        24,482       36,328,987
U.S. Treasury Bonds, 0s, 2023                           13,345        4,648,704
U.S. Treasury Bonds, 6.875s, 2025                       36,500       46,165,382
U.S. Treasury Bonds, 6.125s, 2029                        4,217        4,950,691
U.S. Treasury Notes, 3.5s, 2006                         14,180       14,756,063
U.S. Treasury Notes, 4.625s, 2006                       22,535       24,304,358
U.S. Treasury Notes, 3.25s, 2007                        30,000       30,742,980
U.S. Treasury Notes, 3.375s, 2007                       17,386       18,828,211
U.S. Treasury Notes, 4.75s, 2008                         4,000        4,366,248
U.S. Treasury Notes, 5s, 2011                           32,981       36,237,874
U.S. Treasury Notes, 4.375s, 2012                        7,487        7,825,959
                                                                 --------------
                                                                 $  295,866,246
                                                                 --------------
   Total Bonds
     (Identified Cost, $938,418,220)                             $  975,616,623
                                                                 --------------

REPURCHASE AGREEMENTS -- 13.0%
Goldman Sachs, Inc. dated 12/31/02,
  due 1/2/03, total to be recieved
  $30,489,032(secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account)    $         30,487   $   30,487,000
Morgan Stanley, Inc. dated 12/31/02,
  due 1/2/03, total to be recieved
  $100,935,897(secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account)             100,929      100,929,000
                                                                 --------------
     Total Repurchase Agreements, at Cost                        $  131,416,000
                                                                 --------------
      Total Investments
        (Identified Cost, $1,069,834,220)                        $1,107,032,623
                                                                 ==============
OTHER ASSETS,
   LESS LIABILITIES -- (9.7)%                                       (97,782,156)
                                                                 --------------
     Net Assets -- 100.0%                                        $1,009,250,467
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     28-GSS

PORTFOLIO OF INVESTMENTS
HIGH YIELD SERIES
BONDS -- 93.0%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- 87.1%
ADVERTISING & BROADCASTING -- 11.6%
Acme Television LLC, 10.875s, 2004               $    2,475      $    2,518,313
Allbritton Communications Co.,
  9.75s, 2007                                         1,600           1,656,000
Allbritton Communications Co.,
  7.75s, 2012                                         1,600           1,602,000
CD Radio, Inc., 14.5s, 2009                             600             237,000
Chancellor Media Corp., 8.75s, 2007                     650             678,438
Chancellor Media Corp., 8s, 2008                      2,705           2,951,831
Cox Radio, Inc., 6.625s, 2006                         1,150           1,186,460
Dex Media East LLC, 9.875s, 2009##                      985           1,053,950
Echostar DBS Corp., 10.375s, 2007                     1,275           1,380,187
Echostar DBS Corp., 9.375s, 2009                      2,540           2,686,050
Emmis Communications Corp.,
  8.125s, 2009                                        1,115           1,154,025
Emmis Communications Corp.,
  0s to 2006, 12.5s to 2011                           2,662           2,136,255
Entercom Radio LLC, 7.625s, 2014                        475             498,750
Granite Broadcasting Corp.,
  10.375s, 2005                                         494             427,310
Granite Broadcasting Corp.,
  8.875s, 2008                                          240             196,800
Lamar Media Corp., 7.25s, 2013                          540             548,100
LIN Holdings Corp.,
  0s to 2003, 10s to 2008                             3,910           3,993,087
LIN Television Corp., 8s, 2008                        1,240           1,312,850
Panamsat Corp., 8.5s, 2012                            1,695           1,618,725
Paxson Communications Corp.,
  10.75s, 2008                                        1,065           1,050,356
Paxson Communications Corp.,
  0s to 2006, 12.25s to 2009                          1,455             923,925
Pegasus Communications Corp.,
  12.5s, 2007                                         1,250             662,500
Primedia, Inc., 8.875s, 2011                          1,750           1,588,125
Radio One, Inc., 8.875s, 2011                         2,490           2,664,300
RH Donnelley Finance Corp.,
  8.875s, 2010##                                        350             374,500
RH Donnelley Finance Corp.,
  10.875s, 2012                                         575             626,750
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                        2,450           2,535,750
XM Satellite Radio, Inc., 14s, 2010                   1,030             700,400
Young Broadcasting, Inc.,
  8.5s, 2008                                          1,750           1,806,875
                                                                 --------------
                                                                 $   40,769,612
                                                                 --------------
AEROSPACE -- 1.2%
Alliant Techsystems, Inc., 8.5s, 2011            $    1,655      $    1,787,400
Argo-Tech Corp., 8.625s, 2007                           520             358,800
K & F Industries, Inc., 9.25s, 2007                   1,610           1,666,350
K & F Industries, Inc., 9.625s, 2010                    535             544,362
                                                                 --------------
                                                                 $    4,356,912
                                                                 --------------
AIRLINES -- 0.1%
Airplane Pass-Through Trust, 10.875s, 2019+      $      691      $       13,828
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2020                             493             428,035
                                                                 --------------
                                                                 $      441,863
                                                                 --------------
APPAREL & TEXTILES -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005            $    1,295      $      401,450
Westpoint Stevens, Inc., 7.875s, 2008                    60              17,400
                                                                 --------------
                                                                 $      418,850
                                                                 --------------
AUTOMOTIVE -- 3.5%
American Axle & Manufacturing, Inc.,
  9.75s, 2009                                    $    1,640      $    1,758,900
Arvinmeritor, Inc., 8.75s, 2012                         780             822,900
Collins & Aikman Products Co.,
  10.75s, 2011                                   $    1,700      $    1,619,250
Cummins Engine Co., Inc.,
  9.5s, 2010##                                          555             591,075
Dana Corp., 10.125s, 2010                               405             410,063
Dana Corp., 9s, 2011                                    985             950,525
Delco Remy International, Inc.,
  8.625s, 2007                                          415             340,300
Delco Remy International, Inc.,
  11s, 2009                                             420             216,300
Dura Operating Corp., 9s, 2009                          555             505,050
Hayes Lemmerz International, Inc.,
  11.875s, 2006##**                                   1,055             590,800
Lear Corp., 8.11s, 2009                               1,665           1,760,737
Metaldyne Corp., 11s, 2012                              825             676,500
Navistar International Corp.,
  9.375s, 2006                                        1,440           1,382,400
Trimas Corp., 9.875s, 2012##                            590             584,100
Venture Holdings, 9.5s, 2005**                          980             215,600
                                                                 --------------
                                                                 $   12,424,500
                                                                 --------------
BASIC INDUSTRY -- 0.8%
Day International Group, Inc.,
  11.125s, 2005                                  $      615      $      627,300
Foamex LP/Capital Corp.,
  10.75s, 2009##                                        820             574,000
International Wire Group, Inc.,
  11.75s, 2005                                          730             441,650
Rexnord Corp., 10.125s, 2012##                          555             568,875
Thermadyne Holdings Corp.,
  0s to 2003, 12.5s to 2008**                         2,900              14,500
Thermadyne Manufacturing / Capital Corp.,
  9.875s, 2008**                                      1,950             526,500
                                                                 --------------
                                                                 $    2,752,825
                                                                 --------------
BROADCAST & CABLE TV -- 3.6%
Avalon Cable Holdings LLC,
  0s to 2003, 11.875s to 2008                    $    1,950      $    1,209,000
Charter Communications Holdings,
  8.25s, 2007                                         3,430           1,526,350
CSC Holdings, Inc., 8.125s, 2009                      3,215           3,090,419
Insight Midwest, 9.75s, 2009                          2,440           2,318,000
Lenfest Communications, Inc.,
  10.5s, 2006                                         1,345           1,452,600
Mediacom Broadband LLC,
  11s, 2013                                           1,220           1,238,300
Mediacom LLC/Capital Corp.,
  9.5s, 2013                                          1,455           1,309,500
NTL Communications Corp.,
  0s to 2003, 12.375s to 2008**                       4,990             374,250
NTL, Inc., 0s to 2003, 9.75s to 2008##**                435              34,800
                                                                 --------------
                                                                 $   12,553,219
                                                                 --------------
BUILDING -- 2.2%
American Standard, Inc., 7.125s, 2003            $      955      $      955,000
American Standard, Inc., 7.375s, 2008                   210             219,450
American Standard, Inc., 7.625s, 2010                   410             434,600
Atrium Cos, Inc., 10.5s, 2009                         1,605           1,556,850
Formica Corp., 10.875s, 2009**                        1,310             314,400
MMI Products, Inc., 11.25s, 2007##                    1,205           1,110,106
Nortek, Inc., 9.25s, 2007                             1,955           2,008,762
Nortek, Inc., 8.875s, 2008                              915             935,588
                                                                 --------------
                                                                 $    7,534,756
                                                                 --------------
BUSINESS SERVICES -- 0.4%
General Binding Corp.,
  9.375s, 2008                                   $    1,840      $    1,453,600
                                                                 --------------

                                     29-HYS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- continued
CHEMICALS -- 3.1%
Acetex Corp., 10.875s, 2009                      $    1,465      $    1,552,900
Huntsman ICI Holdings, 0s, 2009                         250              56,250
Huntsman ICI Holdings,
  10.125s, 2009                                       2,005           1,664,150
Huntsman International LLC,
  9.875s, 2009                                          325             325,000
Johnson Diversey, Inc., 9.625s, 2012##                1,405           1,478,763
Johnson Diversey, Inc., 9.625s, 2012##         EUR      175             184,369
Lyondell Chemical Co., 9.625s, 2007              $      905             868,800
Lyondell Chemical Co., 9.875s, 2007                     780             748,800
Lyondell Chemical Co., 9.5s, 2008                       650             604,500
Macdermid, Inc., 9.125s, 2011                         1,230           1,313,025
Noveon, Inc., 11s, 2011                                 785             861,538
PCI Chemicals Canada Co., 10s, 2008                     160             112,158
Pioneer Americas LLC, 5.298s, 2006                       53              36,918
Sovereign Specialty Chemicals,
  11.875s, 2010                                       1,200           1,080,000
Sterling Chemicals, Inc., 10s, 2007++                    38              22,707
                                                                 --------------
                                                                 $   10,909,878
                                                                 --------------
CONSUMER CYCLICAL -- 1.6%
Iron Mountain, Inc., 8.625s, 2013                $    1,550      $    1,619,750
Iron Mountain, Inc., 7.75s, 2015                        650             651,625
Williams Scotsman, Inc.,
  9.875s, 2007                                        3,415           3,158,875
                                                                 --------------
                                                                 $    5,430,250
                                                                 --------------
CONSUMER GOODS & SERVICES -- 2.6%
American Safety Razor Co.,
  9.875s, 2005                                   $    1,000      $      830,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                          2,045           1,983,650
Samsonite Corp., 10.75s, 2008                         2,100           1,701,000
Sealy Mattress Co., 9.875s, 2007                      2,265           2,174,400
Simmons Co., 10.25s, 2009                             2,360           2,501,600
                                                                 --------------
                                                                 $    9,190,650
                                                                 --------------
CONTAINERS -- 3.6%
Ball Corp., 7.75s, 2006                          $    1,000      $    1,050,000
Ball Corp., 8.25s, 2008                                 825             868,312
Bway Corp., 10s, 2010##                                 345             357,938
Consolidated Container Co.,
  10.125s, 2009                                       1,495             941,850
Owens-Brockway Glass Container,
  8.875s, 2009                                        3,345           3,445,350
Owens-Brockway Glass Container,
  8.75s, 2012##                                         175             177,625
Plastipak Holdings, Inc.,
  10.75s, 2011##                                      1,755           1,844,944
Pliant Corp.,
  13s, 2010                                           1,630           1,495,525
Silgan Holdings, Inc.,
  9s, 2009                                            2,290           2,387,325
                                                                 --------------
                                                                 $   12,568,869
                                                                 --------------
CORPORATE ASSET-BACKED -- 2.8%
Anthracite I Ltd., 6s, 2037                      $    1,300      $      937,219
Commercial Mortgage Acceptance Corp.,
  5.44s, 2030                                         2,700           2,193,987
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                           745             738,667
Morgan Stanley Capital I, Inc.,
  6.12s, 2031                                           936             876,845
Morgan Stanley Capital I, Inc.,
  7.727s, 2039                                        1,490           1,414,235
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                   $    1,000      $      957,108
Nationslink Funding Corp.,
  5s, 2031                                            3,000           2,540,100
                                                                 --------------
                                                                 $    9,658,161
                                                                 --------------
DEFENSE ELECTRONICS -- 1.0%
L-3 Communications Corp., 8s, 2008               $      800      $      830,000
L-3 Communications Corp., 8.5s, 2008                    475             492,813
L-3 Communications Corp.,
  7.625s, 2012                                          290             298,700
MOOG, Inc., 10s, 2006                                 1,850           1,859,250
                                                                 --------------
                                                                 $    3,480,763
                                                                 --------------
ENERGY - INDEPENDENT -- 4.1%
Belden & Blake Corp., 9.875s, 2007               $      755      $      641,750
Chesapeake Energy Corp.,
  8.125s, 2011##                                      3,730           3,841,900
Encore Acquisition Co.,
  8.375s, 2012##                                      1,610           1,674,400
Magnum Hunter Resources, Inc.,
  9.6s, 2012                                            820             871,250
Mission Resources Corp.,
  10.875s, 2007                                       1,600             960,000
Pioneer Natural Resources Co.,
  9.625s, 2010                                          870           1,034,996
Pioneer Natural Resources Co.,
  7.5s, 2012                                            975           1,054,254
Stone Energy Corp., 8.25s, 2011                         570             588,525
Vintage Petroleum, Inc., 8.25s, 2012                    975           1,014,000
Westport Resources Corp.,
  8.25s, 2011                                         2,495           2,619,750
                                                                 --------------
                                                                 $   14,300,825
                                                                 --------------
ENTERTAINMENT -- 1.5%
AMC Entertainment, Inc., 9.5s, 2011              $    2,495      $    2,457,575
AOL Time Warner, Inc., 6.875s, 2012                     815             860,725
Regal Cinemas Corp., 9.375s, 2012                     1,700           1,810,500
                                                                 --------------
                                                                 $    5,128,800
                                                                 --------------
FINANCIAL INSTITUTIONS -- 0.2%
Ford Motor Credit Co., 7.25s, 2011               $      750      $      728,757
                                                                 --------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 1.4%
Burns Philip Capital Property Ltd.,
  9.75s, 2012##                                  $    2,580      $    2,476,800
Michael Foods, Inc., 11.75s, 2011                     2,250           2,520,000
                                                                 --------------
                                                                 $    4,996,800
                                                                 --------------
FOREST & PAPER PRODUCTS -- 3.3%
Buckeye Cellulose Corp., 8.5s, 2005              $      550      $      497,750
Buckeye Technologies, Inc., 8s, 2010                  1,260           1,017,450
Fibermark, Inc., 10.75s, 2011                         1,100           1,111,000
Graphic Packaging Corp., 8.625s, 2012                 1,095           1,152,487
Greif Brothers Corp., 8.875s, 2012##                  1,515           1,605,900
Jefferson Smurfit Corp., 8.25s, 2012                  1,695           1,728,900
Riverwood International Corp.,
  10.625s, 2007                                       2,890           2,991,150
Riverwood International Corp.,
  10.875s, 2008                                         540             542,700
Speciality Paperboard, Inc.,
  9.375s, 2006##                                        800             756,000
                                                                 --------------
                                                                 $   11,403,337
                                                                 --------------
GAMING & LODGING -- 10.1%
Ameristar Casinos, Inc., 10.75s, 2009            $      910      $      996,450
Argosy Gaming Co., 10.75s, 2009                         440             484,000
Argosy Gaming Co., 9s, 2011                             530             561,138
Aztar Corp., 8.875s, 2007                             2,165           2,208,300

                                     30-HYS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- continued
GAMING & LODGING -- continued
Boyd Gaming Corp., 9.25s, 2009                   $    1,430      $    1,555,125
Coast Hotels & Casinos, Inc.,
  9.5s, 2009                                          2,925           3,129,750
Corrections Corp. of America,
  9.875s, 2009##                                      1,040           1,102,400
HMH Properties, Inc., 8.45s, 2008                     3,180           3,140,250
Hollywood Park, Inc., 9.25s, 2007                     1,585           1,402,725
Hollywood Park, Inc., 9.5s, 2007                        330             293,700
Horseshoe Gaming LLC,
  8.625s, 2009                                        2,680           2,847,500
Host Marriott LP, 9.5s, 2007                             25              25,375
Isle of Capri Casinos, Inc.,
  8.75s, 2009                                           995           1,022,363
ITT Corp., 6.75s, 2005                                  412             412,000
Mandalay Resort Group, 9.5s, 2008                     1,250           1,384,375
MGM Grand, Inc., 9.75s, 2007                            465             513,825
MGM Mirage, Inc., 8.5s, 2010                          2,165           2,392,325
Park Place Entertainment Corp.,
  8.125s, 2011                                        3,475           3,605,312
Starwood Hotels & Resorts,
  7.875s, 2012##                                      1,865           1,846,350
Station Casinos, Inc., 8.375s, 2008                   1,765           1,875,312
Station Casinos, Inc., 8.875s, 2008                   1,465           1,523,600
Vail Resorts, Inc., 8.75s, 2009                       1,815           1,860,375
Venetian Casino Resort LLC,
  11s, 2010##                                           995           1,039,775
                                                                 --------------
                                                                 $   35,222,325
                                                                 --------------
HOME CONSTRUCTION -- 1.0%
D. R. Horton, Inc., 8s, 2009                     $    2,765      $    2,765,000
WCI Communities, Inc., 9.125s, 2012                     825             742,500
                                                                 --------------
                                                                 $    3,507,500
                                                                 --------------
INSURANCE - PROPERTY & CASUALTY -- 0.8%
Willis Corroon Corp., 9s, 2009                   $    2,690      $    2,837,950
                                                                 --------------
MACHINERY & TOOLS -- 4.1%
Agco Corp., 9.5s, 2008                           $    2,375      $    2,565,000
Blount, Inc., 7s, 2005                                1,685           1,423,825
Blount, Inc., 13s, 2009                                 185             115,162
Columbus McKinnon Corp., 8.5s, 2008                   1,890           1,360,800
JLG Industries, Inc., 8.375s, 2010                    1,430           1,186,900
Joy Global, Inc., 8.75s, 2012                         1,890           1,970,325
Manitowoc Co., Inc., 10.375s, 2011                      810             838,509
Manitowoc Co., Inc., 10.5s, 2012##                      420             435,750
Motors & Gears, Inc., 10.75s, 2006                    1,075             927,188
NMHG Holding Co., 10s, 2009                             246             246,000
Numatics, Inc., 9.625s, 2008                            120              56,400
SPX Corp., 7.5s, 2013                                 1,160           1,175,950
Terex Corp., 9.25s, 2011                                400             364,500
Terex Corp., 10.375s, 2011                            1,760           1,654,400
                                                                 --------------
                                                                 $   14,320,709
                                                                 --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.7%
Alliance Imaging, Inc., 10.375s, 2011            $    1,550      $    1,511,250
Beverly Enterprises, Inc., 9.625s, 2009               1,875           1,575,000
Fisher Scientific International, Inc.,
  9s, 2008                                            2,020           2,105,850
HCA Healthcare Co., 7.875s, 2011                      3,890           4,264,949
Insight Health Services Corp.,
  9.875s, 2011                                          510             489,600
NDC Health Corp., 10.5s, 2012##                         695             695,000
Prime Medical Services, Inc.,
  8.75s, 2008                                           610             564,250
Triad Hospital, Inc., 8.75s, 2009                     1,570           1,681,863
                                                                 --------------
                                                                 $   12,887,762
                                                                 --------------
METALS & MINING -- 1.6%
Century Aluminum Co., 11.75s, 2008               $      310      $      300,700
Compass Minerals Group, Inc.,
  10s, 2011                                           1,530           1,675,350
Doe Run Resources Corp.,
  11.75s, 2008                                          580             198,865
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003**                                        255              19,125
P&L Coal Holdings Corp.,
  8.875s, 2008                                          734             770,700
P&L Coal Holdings Corp.,
  9.625s, 2008                                        2,333           2,464,231
Ryerson Tull, Inc., 9.125s, 2006                        330             311,631
                                                                 --------------
                                                                 $    5,740,602
                                                                 --------------
NATURAL GAS -- PIPELINE - 0.5%
Plains All American Pipeline LP,
  7.75s, 2012##                                  $    1,710      $    1,778,400
                                                                 --------------
OIL SERVICES -- 1.6%
Dresser, Inc., 9.375s, 2011                      $    2,340      $    2,351,700
Grant Prideco, Inc., 9s, 2009##                         135             140,400
Gulfmark Offshore, Inc., 8.75s, 2008                  1,795           1,812,950
Sesi LLC, 8.875s, 2011                                1,190           1,213,800
                                                                 --------------
                                                                 $    5,518,850
                                                                 --------------
OILS -- 0.3%
Tesoro Petroleum Corp., 9s, 2008                 $      755      $      498,300
Tesoro Petroleum Corp., 9.625s, 2012                    835             542,750
                                                                 --------------
                                                                 $    1,041,050
                                                                 --------------
POLLUTION CONTROL -- 1.7%
Allied Waste North America, Inc.,
  7.625s, 2006                                   $    2,990      $    2,975,050
Allied Waste North America, Inc.,
  8.875s, 2008                                        1,135           1,152,025
Allied Waste North America, Inc.,
  10s, 2009                                             275             272,937
Waste Management, Inc., 6.875s, 2009                    977           1,025,857
Waste Management, Inc.,
  6.375s, 2012##                                        630             648,301
                                                                 --------------
                                                                 $    6,074,170
                                                                 --------------
PRINTING & PUBLISHING -- 1.8%
American Media Operations, Inc.,
  10.25s, 2009                                   $    1,728      $    1,788,480
Hollinger International Publishing, Inc.,
  9.25s, 2007                                         1,010           1,056,713
Hollinger International Publishing, Inc.,
  9s, 2010                                            1,230           1,240,762
Liberty Group Operating, Inc.,
  9.375s, 2008                                          370             322,362
Mail-Well I Corp., 9.625s, 2012##                       990             881,100
Transwestern Publishing Co.,
  9.625s, 2007                                          425             444,125
World Color Press, Inc.,
  7.75s, 2009                                           700             723,380
                                                                 --------------
                                                                 $    6,456,922
                                                                 --------------
RAILROAD & SHIPPING -- 0.5%
Kansas City Southern Railway Co.,
  7.5s, 2009                                     $    1,795      $    1,893,725
                                                                 --------------
STEEL -- 1.8%
AK Steel Corp., 7.875s, 2009                     $      645      $      651,450
AK Steel Corp., 7.75s, 2012##                         1,435           1,445,763
Commonwealth Aluminum Corp.,
  10.75s, 2006                                        1,405           1,406,756
Jorgensen (Earle M) Co., 9.75s, 2012                  1,060           1,078,550

                                     31-HYS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- continued
STEEL -- continued
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049**                                 $    1,275      $      854,250
WCI Steel, Inc., 10s, 2004                            2,635             698,275
                                                                 --------------
                                                                 $    6,135,044
                                                                 --------------
RETAIL -- 3.8%
Advance Stores, Inc., 10.25s, 2008               $      815      $      863,900
Cole National Group, Inc.,
  8.625s, 2007                                        1,135           1,072,575
Cole National Group, Inc., 8.875s, 2012               1,645           1,546,300
Dollar General Corp., 8.625s, 2010                    1,375           1,416,250
Finlay Enterprises, Inc., 9s, 2008                      450             396,000
Finlay Fine Jewelry Corp., 8.375s, 2008               1,805           1,696,700
Gap, Inc., 10.55s, 2008                               2,315           2,523,350
J.Crew Operating Corp., 10.375s, 2007                 1,370           1,150,800
PCA LLC, 11.875s, 2009##                              1,290           1,309,350
Southland Corp., 5s, 2003                             1,330           1,281,787
                                                                 --------------
                                                                 $   13,257,012
                                                                 --------------
SUPERMARKETS -- 1.0%
Fleming Cos., Inc., 10.625s, 2007                $      400      $      260,000
Fleming Cos., Inc., 10.125s, 2008                     1,420           1,221,200
Fleming Cos., Inc., 9.25s, 2010                         385             302,225
Roundy's, Inc., 8.875s, 2012                          1,685           1,651,300
                                                                 --------------
                                                                 $    3,434,725
                                                                 --------------
TECHNOLOGY -- 0.8%
Unisystem Corp., 8.125s, 2006                    $    1,745      $    1,819,163
Unisystem Corp., 7.875s, 2008                           830             846,600
                                                                 --------------
                                                                 $    2,665,763
                                                                 --------------
TELECOMMUNICATIONS - WIRELESS -- 1.5%
Alamosa Holdings, Inc., 0s to 2005,
  12.875s to 2010                                $    2,175      $      391,500
American Cellular Corp., 9.5s, 2009                     450              85,500
Nextel Communications, Inc.,
  0s to 2003, 9.95s to 2008                           2,205           2,017,575
Rural Cellular Corp., 9.75s, 2010                     1,225             735,000
Triton PCS, Inc., 8.75s, 2011                         2,325           1,883,250
                                                                 --------------
                                                                 $    5,112,825
                                                                 --------------
TELECOMMUNICATIONS - WIRELINE -- 0.2%
MJD Communications, Inc., 9.5s, 2008             $      850      $      586,500
Nextlink Communications, Inc.,
  0s to 2004, 12.25s to 2009**                          900               1,125
                                                                 --------------
                                                                 $      587,625
                                                                 --------------
UTILITIES - ELECTRIC POWER -- 1.1%
Firstenergy Corp., 6.45s, 2011                   $      839      $      834,673
Pseg Power LLC, 7.75s, 2011                             694             736,174
Pseg Power LLC, 8.625s, 2031                            950           1,022,921
Teco Energy, Inc., 10.5s, 2007##                        445             436,100
Teco Energy, Inc., 7s, 2012                             260             218,400
TXU Corp., 6.375s, 2006                                 820             750,300
                                                                 --------------
                                                                 $    3,998,568
                                                                 --------------
UTILITIES - GAS -- 0.5%
AmeriGas Partners LP, 10.125s, 2007              $    1,360      $    1,428,000
AmeriGas Partners LP, 8.875s, 2011##                    460             478,400
                                                                 --------------
                                                                 $    1,906,400
                                                                 --------------
    Total U.S. Bonds                                             $  304,881,154
                                                                 --------------
FOREIGN BONDS -- 5.9%
BELGIUM -- 0.1%
Tele 1 Europe B.V., 13s, 2009
  (Telecom-Wireline)**                           $    2,025      $      283,500
                                                                 --------------
CANADA -- 1.5%
Abitibi Consolidated, Inc. 8.55s, 2010
  (Forest & Paper Products),                     $    1,135      $    1,259,700
Abitibi Consolidated, Inc. 8.85s, 2030
  (Forest & Paper Products),                            293             315,081
Canwest Media, Inc., 10.625s, 2011
  (Advertising & Broadcasting)                          320             341,600
Quebecor Media, Inc., 11.125s, 2011
  (Advertising & Broadcasting)                        1,420           1,308,175
Russel Metals, Inc., 10s, 2009
  (Metals & Minerals)                                   870             917,850
Tembec Industries, Inc., 7.75s, 2012
  (Broadcast & Cable TV)                              1,110           1,076,700
                                                                 --------------
                                                                 $    5,219,106
                                                                 --------------
GERMANY - 0.3%
Messer Grieshiem Holding AG,
  10.375s, 2011(Chemicals)                     EUR      745      $      835,653
                                                                 --------------
GREECE -- 0.1%
Fage Dairy Industries S.A.,
  9s, 2007(Food & Non Alcoholic
  Beverage Products)                             $      490      $      460,600
                                                                 --------------
IRELAND -- 0.5%
MDP Acquisitions PLC, 9.625s, 2012
  (Venture Capital)##                            $    1,760      $    1,830,400
                                                                 --------------
LUXEMBOURG -- 0.3%
Tyco International Group S. A., 7s, 2028
  (Conglomerates)                                $    1,000      $      880,000
MEXICO -- 0.7%
Corporacion Durango SA, 13.75s, 2009
  (Forest & Paper Products)##                    $    1,800      $      630,000
Pemex Project Funding Master Trust,
  9.125s, 2010(Quasi-Government)                        807             924,015
United Mexican States, 8.375s, 2011                     817             923,210
                                                                 --------------
                                                                 $    2,477,225
                                                                 --------------
NETHERLANDS -- 1.0%
Kappa Beheer B.V., 10.625s, 2009
  (Forest & Paper Products)                      $    2,415      $    2,584,050
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                        640             576,000
Yell Finance B.V., 10.75s, 2011
  (Printing & Publishing)                               410             451,000
                                                                 --------------
                                                                 $    3,611,050
                                                                 --------------
SINGAPORE -- 0.5%
Flextronics International Ltd.,
  9.875s, 2010(Electronics)                      $    1,610      $    1,734,775
                                                                 --------------
SWEDEN -- 0.1%
Stena AB, 9.625s, 2012
  (Transportation-Services)##                    $      275      $      283,937
                                                                 --------------
UNITED KINGDOM -- 0.8%
Energis PLC, 9.75s, 2009(Telecom-Wireline)**     $      620      $       12,400
Euramax International PLC, 11.25s, 2006
  (Metals & Mining)                                     860             887,950
Global Tele-Systems Ltd., 10.875s, 2008
  (Telecom-Wireline)                                    200                  20
Jazztel PLC, 14s, 2009
  (Telecom-Wireline)**                                1,020              91,800
Premier International Foods PLC,
  12s, 2009 (Food & Non Alcoholic
  Beverage Products)                                    400             428,000

                                     32-HYS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
UNITED KINGDOM -- continued
Telewest Communications PLC,
  9.625s, 2006 (Broadcast &
  Cable TV)**                                    $      440      $       79,200
Telewest Communications PLC,
  11s, 2007 (Broadcast &
  Cable TV)**                                           755             135,900
Telewest Communications PLC,
  0s to 2004, 9.875s to 2009
  (Broadcast & Cable TV)**                              850             127,500
Telewest Communications PLC,
  0s to 2005, 11.375s to 2010
  (Broadcast & Cable TV)**                              415              51,875
Xerox Capital Europe PLC,
  5.875s, 2004(Business Services)                     1,115           1,064,825
                                                                 --------------
                                                                 $    2,879,470
                                                                 --------------
    Total Foreign Bonds                                          $   20,495,716
                                                                 --------------
    Total Bonds (Identified Cost, $349,751,980)                  $  325,376,870
                                                                 --------------
STOCKS -- 0.2%

                                                   SHARES
U.S. STOCKS -- 0.2%
APPAREL & TEXTILES -- 0.1%
Sind Holdings, Inc. "B"*                              3,355      $      218,075
AUTOMOTIVE
Oxford Automotive, Inc.*++                               21      $        4,877
CHEMICALS
Sterling Chemicals, Inc.*++                           1,804      $       72,376
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.*                                788      $           32
MACHINERY & TOOLS
IKS Corp.*++                                          7,360      $        9,936
METALS & MINING -- 0.1%
Metal Management, Inc.*                              62,617      $      247,337
TELECOMMUNICATIONS -- WIRELINE
ITC Deltacom, Inc., *                                48,631      $      113,310
                                                                 --------------
    Total U.S. Stocks                                            $      665,943
                                                                 --------------
FOREIGN STOCKS
BERMUDA
Global Crossings Holdings Ltd.,
  Preferred (Telecom-Wireline)*                      12,893      $        6,446
NETHERLANDS
Complete Europe N.V.
  (Telecom-Wireline)*                                 9,449      $       50,518
Completel Europe N.V.
  Preferred (Telecom-Wireline)*++                        93              62,764
Versatel Telecom International N.V.,
  (Telecom-Wireline)                                  1,710               6,244
                                                                 --------------
                                                                 $      119,526
                                                                 --------------
SWEDEN
Song Networks Holding AB,
  (Telecom-Wireline)*                                   237      $          785
Song Networks Holding AB,
  (Telecom-Wireline)*                                    77                   3
                                                                 --------------
                                                                 $          788
                                                                 --------------
UNITED KINGDOM
Colt Telecom Group PLC, ADR
  (Telecom-Wireline)*                                 3,639      $       10,153
                                                                 --------------
    Total Foreign Stocks                                         $      136,913
                                                                 --------------
    Total Stocks
      (Identified Cost, $8,343,543)                              $      802,856
                                                                 --------------

ISSUER                                             SHARES             VALUE
PREFERRED STOCK -- 1.0%
BROADCAST & CABLE TV -- 0.6%
CSC Holdings, Inc., 11.125s*                         22,533      $    2,095,569
                                                                 --------------
PRINTING & PUBLISHING -- 0.4%
Primedia, Inc., 8.625s                               20,165      $    1,240,148
                                                                 --------------
Primedia, Inc., 10s*                                  4,000             248,000
                                                                 --------------
                                                                 $    1,488,148
                                                                 --------------
    Total Preferred Stock
      (Identified Cost, $3,843,517)                              $    3,583,717
                                                                 ==============
WARRANTS
Completel Europe N.V. (Telecom-Wireline)*            60,450      $          634
Loral Orion Network Systems, Inc.
  (Telecom-Wireline)*                                 1,000               1,000
Loral Orion Network Systems, Inc.
  (Telecom-Wireline)*                                 1,100               5,500
Metronet Communications Corp.
  (Telecom-Wireline)##*                                 650                   7
Ono Finance PLC (Broadcasting &
  Cable TV)*                                          3,185                  32
Ono Finance PLC (Broadcasting &
  Cable TV)*                                            750                   7
Pliant Corp. (Containers)##*                            660               3,300
Sterling Chemicals, Inc. (Chemicals)*                 2,614                  26
XM Satellite Radio, Inc.
  (Utilities-Telephone)*                              1,030                 515
                                                                 --------------
    Total Warrants (Identified Cost, $464,516)                   $       11,021
                                                                 --------------
SHORT-TERM OBLIGATION -- 1.8%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)
General Electric Capital Corp.,
  due 1/02/03, at Amortized Cost                 $    6,151      $    6,150,786
                                                                 --------------
REPURCHASE AGREEMENT -- 1.5%
Merrill Lynch & Co., Inc., dated 12/31/02,
  due 1/2/03, total to be received
  $5,308,571 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                        $    5,308      $    5,308,394
                                                                 --------------
    Total Investments
      (Identified Cost, $373,862,736)                            $  341,233,644
                                                                 --------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.5%                                            8,786,597
                                                                 --------------
    Net Assets -- 100.0%                                         $  350,020,241
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     33-HYS

INTERNATIONAL VALUE SERIES
STOCKS -- 97.1%

ISSUER                                             SHARES             VALUE
FOREIGN STOCKS -- 93.9%
AUSTRALIA -- 3.9%
Australia & New Zealand Banking
  Group Ltd. (Banks & Credit Cos.)*                  42,263      $      412,461
News Corp., Ltd. (Media)*                            31,417             202,875
QBE Insurance Group Ltd. (Insurance)*               215,282             986,933
Tabcorp Holdings Ltd. (Gaming)                       74,270             444,924
                                                                 --------------
                                                                 $    2,047,193
                                                                 --------------
AUSTRIA -- 0.6%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                 4,400      $      295,893
                                                                 --------------
BELGIUM -- 0.3%
Fortis (Banks & Credit Cos.)                          9,460      $      165,216
                                                                 --------------
CANADA -- 5.8%
Abitibi-Consolidated, Inc. (Forest &
  Paper Products)                                    11,100      $       85,581
Alcan, Inc. (Metals & Minerals)                      26,390             775,466
BCE, Inc. (Telecommunications)                       10,105             181,991
Canadian National Railway Co. (Railroad)             21,152             879,077
Encana Corp. (Utilities - Gas)                       14,680             453,451
Manulife Financial Corp. (Insurance)                  7,410             161,367
Quebecor World, Inc. (Printing & Publishing)          22,72             503,546
Toronto-Dominion Bank (Banks & Credit Cos.)             103               2,218
                                                                 --------------
                                                                 $    3,042,697
                                                                 --------------
CHINA -- 0.2%
China Oilfield Services, Ltd.
  (Oil Services)*                                   454,000      $      110,614
                                                                 --------------
DENMARK -- 1.5%
Danske Bank (Banks & Credit Cos.)                    49,330      $      814,842
                                                                 --------------
FINLAND -- 1.7%
Huhtamaki Oyj (Containers)                           17,840      $      178,601
UPM-Kymmene Corp. (Forest & Paper Products)           5,440             174,678
UPM-Kymmene Oyj (Forest & Paper Products)            16,260             521,588
                                                                 --------------
                                                                 $      874,867
                                                                 --------------
FRANCE -- 10.3%
Aventis S.A. (Pharmaceuticals)                       21,000      $    1,140,341
BNP Paribas S.A. (Banks & Credit Cos.)                4,860             197,829
Cap Gemini S.A. (Computer Services)                   4,060              92,698
Carrefour S.A. (Food Retail)                          8,360             371,848
Generale de Sante (Healthcare)                       14,200             163,000
Sanofi-Synthelabo S.A. (Pharmaceuticals)             19,195           1,172,114
Schneider Electric S.A
  (Electrical Equipment)                              7,169             338,863
Societe Television Francaise 1
  (Entertainment)                                    16,163             431,386
STMicroelectronics N.V. (Electronics)                10,720             209,922
Total Fina S.A., ADR (Oils)                          18,260           1,305,590
                                                                 --------------
                                                                 $    5,423,591
                                                                 --------------
GERMANY -- 4.2%
Bayerische Motoren Werke AG
  (Automotive)                                       16,810      $      509,626
Deutsche Post AG
  (Transportation Services)                          28,720             301,072
Fresenius AG, Preferred
  (Medical Supplies)                                  2,160              82,535
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                         3,740             112,326
Linde AG (Engineering)                               17,790             652,724
Schering AG (Pharmaceuticals)                        12,310             534,895
                                                                 --------------
                                                                 $    2,193,178
                                                                 --------------
HONG KONG -- 0.7%
Hong Kong Electric Holdings Ltd.
  (Utilities-Electric)                              103,080      $      390,600
                                                                 --------------
IRELAND -- 2.0%
Bank of Ireland (Banks & Credit Cos.)                79,140      $      812,203
Irish Life & Permanent PLC (Insurance)               22,390             241,756
                                                                 --------------
                                                                 $    1,053,959
                                                                 --------------
ITALY -- 1.3%
Snam Rete Gas S.p.A. (Gas)                          207,670      $      707,527
                                                                 --------------
JAPAN -- 11.2%
Canon, Inc. (Business Machines)                      23,000      $      865,987
Chugai Pharmaceutical Co., Ltd.
  (Pharmecueticals)                                   8,600              81,857
Credit Saison Co., Ltd.
  (Banks & Credit Cos.)                              16,600             283,145
East Japan Railway Co. (Railroad)                        24             119,070
Eisai Co., Ltd. (Pharmaceuticals)                     8,000             179,582
Fast Retailing Co. (Retail)                           4,300             151,398
Honda Motor Co., Ltd. (Automotive)                   19,700             728,462
Japan Tobacco, Inc. (Tobacco)                            40             267,520
Nippon Electric Glass Co., Ltd.
  (Conglomerate)                                     13,000             130,854
Nippon Telegraph & Telephone Corp.
  (Utilities - Telephone)                                56             203,302
Nissan Motor Co., Ltd. (Automotive)                  25,400             198,117
Nissin Food Products Co., Ltd.
  (Food Products)                                    22,300             497,768
Secom Co., Ltd. (Business Services)                   6,800             233,120
Shiseido Co., Ltd. (Consumer
  Goods & Services)                                  61,000             792,815
Tokyo Broadcasting System, Inc.
  (Media)                                             7,000              87,972
Tokyo Gas Co., Ltd. (Gas)                           279,000             874,225
UNI-Charm Corp. (Forest & Paper
  Products)                                           5,700             226,137
                                                                 --------------
                                                                 $    5,921,331
                                                                 --------------
MEXICO -- 1.1%
Cemex S.A. (Building Products)                        6,100      $      131,211
Coca-Cola Femsa S.A., ADR
  (Food & Beverage Products)                          6,400             114,560
Fomento Economico Mexicano S.A.
  (Food & Beverage Products)                          4,565             166,257
Telefonos de Mexico S.A., ADR
  (Telecommunications)                                5,800             185,484
                                                                 --------------
                                                                 $      597,512
                                                                 --------------
NETHERLANDS -- 5.2%
Akzo Nobel N.V. (Chemicals)                          26,590      $      842,640
Fugro N.V. (Agriculture)*                             5,100             230,587
Koninklijke Philips Electronics N.V.
  (Electronics)                                      13,667             239,263
KPN N.V. (Telecommunications)                        49,710             323,088
OPG Groep N.V. (Pharmaceuticals)                        560              19,255
Unilever N.V. (Food & Beverage
  Products)                                           4,390             269,450
VNU N.V. (Publishing)*                               17,121             446,007
Vodafone Libertel N.V.
  (Telecommunications-Wireless)*                     32,800             350,032
                                                                 --------------
                                                                 $    2,720,322
                                                                 --------------
NEW ZEALAND -- 0.6%
Telecom Corp. of New Zealand, Ltd.
  (Telecommunications)*                             136,615      $      323,914
                                                                 --------------
NORWAY -- 0.7%
Storebrand ASA (Insurance)                           98,800      $      370,496
                                                                 --------------

                                     34-IVS

ISSUER                                             SHARES             VALUE
FOREIGN STOCKS -- continued
SOUTH KOREA -- 1.2%
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco)##                                        72,020      $      460,928
South Korea Telecom Ltd., ADR
  (Telecommunications)                                8,430             179,980
                                                                 --------------
                                                                 $      640,908
                                                                 --------------
SPAIN -- 6.5%
Acciona S. A. (Construction)                          3,370      $      138,661
Altadis S.A. (Tobacco)                               49,830           1,135,628
Gas Natural SDG S.A. (Gas)                           20,730             392,684
Iberdrola S.A. (Utilities - Electric)                64,250             899,167
Telefonica, S.A. (Telecommunications)                99,921             893,494
                                                                 --------------
                                                                 $    3,459,634
                                                                 --------------
SWEDEN -- 1.5%
Alfa Laval AB (Special Products &
  Services)*                                         12,960      $      104,408
Capio AB (Healthcare)                                20,500             162,792
Foreningssparbanken AB
  (Banks & Credit Cos.)                              46,000             545,287
                                                                 --------------
                                                                 $      812,487
                                                                 --------------
SWITZERLAND -- 7.2%
Converium Holding AG (Insurance)*                     8,400      $      407,000
Credit Suisse Group
  (Banks & Credit Cos.)                               4,700             101,967
Novartis AG (Medical & Health Products)              14,000             510,775
Syngenta AG (Chemicals)                              29,857           1,728,416
Synthes-Stratec, Inc. (Medical & Health
  Products)                                             405             248,366
UBS AG (Banks & Credit Cos.)                         16,292             791,743
                                                                 --------------
                                                                 $    3,788,267
                                                                 --------------
UNITED KINGDOM -- 26.2%
Amlin PLC (Insurance)                                37,800      $       72,993
BAE Systems PLC
  (Aerospace & Defense)*                             64,890             129,482
BP Amoco PLC, ADR (Oils)                             35,236           1,432,343
British Sky Broadcasting Group PLC
  (Broadcasting)*                                    17,450             179,435
BT Group PLC (Telecom-Wireline)*                    278,160             872,849
Cadbury Schweppes PLC
  (Food & Beverage Products)*                        68,600             427,214
Capital Radio PLC (Broadcasting)                     20,750             170,043
Close Brothers Group PLC
  (Financial Services)                               15,000             134,207
Diageo PLC (Food & Beverage Products)*              117,978           1,281,488
Glaxo Wellcome PLC, ADR
  (Medical & Health Products)                        11,340             424,796
GlaxoSmithKline PLC
  (Medical & Health Products)*                        9,775             187,501
Goshawk Insurance Holdings PLC
  (Insurance)                                        37,000              77,998
Granada PLC (Media)*                                 39,400              50,564
Hiscox PLC (Insurance)                               16,400              41,231
HSBC Holdings PLC (Banks &
  Credit Cos.)*                                      18,680             206,361
Imperial Tobacco Group PLC (Tobacco)*                14,000             237,679
Intertek Testing Servicing PLC
  (Business Services)                                18,260             118,418
Lloyds TSB Group PLC (Banks &
  Credit Cos.)*                                      48,370             347,153
Marks & Spencer Group PLC (Retail)*                  17,286              87,622
National Grid Group PLC
  (Utilities-Electric)                              105,790             777,133
Next PLC (Retail)*                                   25,190             298,546
Reckitt Benckiser PLC (Consumer
  Goods & Services)*                                 37,020      $      717,849
Reed Elsevier PLC (Publishing)                      182,490           1,562,286
Rio Tinto PLC (Metals & Mining)*                     25,560             510,026
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                             48,771           1,167,816
SSL International PLC (Medical &
  Health Products)                                   33,900             139,789
Unilever PLC (Consumer Goods &
  Services)                                          93,950             893,499
Vodafone Group PLC
  (Telecommunications)*                             384,903             701,454
Wellington Underwriting PLC (Insurance)              27,100              34,887
Willis Group Holdings Ltd. (Insurance)*               3,980             114,107
WPP Group PLC (Advertising)                          58,230             444,624
                                                                 --------------
                                                                 $   13,841,393
                                                                 --------------
    Total Foreign Stocks                                         $   49,596,441
                                                                 --------------
U.S. STOCKS -- 3.2%
3M Co. (Manufacturing)                                1,480      $      182,484
AFLAC, Inc. (Insurance)                              16,840             507,221
Anheuser-Busch Cos., Inc. (Food &
  Beverage Products)                                  4,900             237,160
Caterpillar, Inc. (Machinery)                         1,800              82,296
Colgate-Palmolive Co. (Consumer
  Goods & Services)                                   1,600              83,888
Deere & Co. (Machinery)                               2,250             103,163
Philip Morris Cos., Inc. (Consumer
  Goods & Services)                                   9,765             395,775
Praxair, Inc. (Gas)                                   2,040             117,851
                                                                 --------------
    Total U.S. Stocks                                            $    1,709,838
                                                                 --------------
    Total Stocks
      (Identified Cost, $51,913,395)                             $   51,306,279
                                                                 --------------
REPURCHASE AGREEMENT -- 2.6%

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
Merrill Lynch & Co., Inc. dated 12/31/02, due
  1/2/03, total to be received $1,402,075
  (securd by various U.S. Treasury
  and Federal Agency obligations in a
  jointly traded account), at Cost               $    1,402      $    1,401,982
                                                                 --------------
    Total Investments
      (Identified Cost, $53,315,377)                             $   52,708,261
                                                                 --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                              146,617
                                                                 --------------
    Net Assets -- 100.0%                                         $   52,854,878
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     35-IVS

MONEY MARKET SERIES
COMMERCIAL PAPER -- 82.9%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
Abbey National North America
  LLC, due 1/02/03                               $    8,412      $    8,411,708
American General Finance Corp.,
  due 1/29/03                                        16,950          16,925,874
Barton Capital Corp., due
  1/17/03 - 1/24/03                                  25,000          24,982,511
Blue Ridge Asset, due 2/10/03                        10,350          10,334,705
Citibank Credit Card Issuance Trust,
  due 1/14/03 - 3/27/03                              28,000          27,964,089
Citigroup, Inc., due 1/16/03 - 1/23/03               25,300          25,280,580
Coca Cola Enterprises, Inc.,
  due 1/21/03                                         6,110           6,104,060
Corporate Asset Fund,
  due 3/14/03                                        17,775          17,727,718
Corporate Receivables Corp.,
  due 1/14/03 - 2/12/03                              26,003          25,985,195
Delaware Funding Corp.,
  due 2/05/03                                        21,066          21,038,556
Dexia Delaware, due 2/20/03                          18,125          18,091,810
Edison Asset Securitization LLC,
  due 1/02/03                                        29,644          29,642,971
Falcon Asset Securitization,
  due 1/09/03 - 1/10/03                              12,828          12,822,740
FCAR Owner Trust Series,
  due 1/14/03                                        18,000          17,988,820
Gillette Co., due 1/24/03                            20,200          20,177,673
GovCo, Inc., due 1/06/03 - 1/21/03                   30,000          29,975,457
HBOS Treasury Services PLC,
  due 2/04/03 - 3/12/03                              28,000          27,953,992
ING America Insurance Holdings,
  due 2/11/03 - 3/10/03                              31,703          31,636,426
Jupiter Securitization, due
  1/07/03 - 1/09/03                                  25,990          25,983,419
McGraw Hill, Inc., due 6/10/03                        9,785           9,728,030
Morgan Stanley Dean Witter,
  due 2/14/03                                        25,000          24,959,056
New Center Asset Trust,
  due 1/23/03                                        20,000          19,978,367
Park Avenue Receivables Corp.,
  due 1/09/03 - 2/12/03                              25,000          24,966,822
Preferred Receivables Funding,
  due 1/08/03 - 1/21/03                              26,434          26,423,317
Private Export Funding Corp.,
  due 1/21/03                                        20,000          19,981,556
Quincy Capital Corp., due 2/20/03                    20,000          19,962,778
Societe Generale, due 2/19/03                        20,000          19,963,794
Thunder Bay Funding, Inc.,
  due 1/13/03 - 2/20/03                              29,810          29,757,620
Trident Capital Finance, Inc.,
  due 1/09/03 - 1/16/03                              17,755          17,746,411
Wells Fargo & Co., due 2/21/03                        3,800           3,793,109
    Total Commercial Paper, at
      Amortized Cost                                             $  616,289,164
                                                                 --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 16.9%
UNITED STATES - 16.9%
Federal Home Loan Bank, due
  1/15/03 - 3/14/03                              $   22,500      $   22,457,067
Federal Home Loan Mortgage Corp.,
  due 2/06/03                                        20,000          19,971,400
Federal National Mortgage Assn.,
  due 2/05/03 - 4/29/03                              83,193          83,015,072
                                                                 --------------
    Total U.S. Government and Agency
      Obligations, at Amortized Cost                             $  125,443,539
                                                                 --------------
    Total Investments, at Amortized Cost                         $  741,732,703
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                            1,138,421
                                                                 --------------
    Net Assets -- 100.0%                                         $  742,871,124
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

                                     36-MMS

STRATEGIC INCOME SERIES
BONDS -- 92.0%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- 69.7%
ADVERTISING & BROADCASTING -- 2.6%
Chancellor Media Corp., 8.125s, 2007             $      250      $      260,313
Echostar DBS Corp., 9.375s, 2009                        275             290,812
LIN Television Corp., 8s, 2008                          300             317,625
Panamsat Corp., 8.5s, 2012                              230             219,650
Paxson Communications Corp.,
  0s to 2006, 12.25s, 2009                              210             133,350
Radio One, Inc., 8.875s, 2011                           200             214,000
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                          150             155,250
Young Broadcasting, Inc., 8.5s, 2008                    250             258,125
                                                                 --------------
                                                                 $    1,849,125
                                                                 --------------
AEROSPACE -- 0.7%
Goodrich Corp., 7.625s, 2012                     $      316      $      326,293
K & F Industries, Inc., 9.625s, 2010                    145             147,538
                                                                 --------------
                                                                 $      473,831
                                                                 --------------
AIRLINES -- 0.3%
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2019                             $      224      $      194,561
                                                                 --------------
APPAREL & TEXTILES - 0.1%
Westpoint Stevens, Inc., 7.875s, 2008            $      110      $       31,900
                                                                 --------------
AUTOMOTIVE -- 0.5%
DaimlerChrysler AG, 7.45s, 2097                  $      165      $      171,422
Falcon Auto Dealership LLC, 3.083s, 2023                980             140,204
                                                                 --------------
                                                                 $      311,626
                                                                 --------------
BANKS & CREDIT COS. -- 2.3%
Abbey National Capital, 8.963s, 2049             $      272      $      337,227
Bank of America Corp., 7.4s, 2011                       281             331,008
Credit Suisse First Boston, 4.625s, 2008                244             247,402
Midland Funding Corp., "B", 13.25s, 2006                 75              77,625
Natexis AMBS Co. LLC, 8.44s, 2049 ##                      9              10,476
Unicredito Italiano Capital Trust, 9.2s, 2049           500             614,431
                                                                 ==============
                                                                 $    1,618,169
                                                                 --------------
BROADCAST & CABLE TV -- 2.0%
Cox Communications Inc., 7.125s, 2012            $      471      $      523,156
CSC Holdings, Inc., 8.125s, 2009                        438             421,028
Mediacom Broadband LLC & Media,
  11s, 2013                                             300             304,500
Tele Communications, Inc., 9.8s, 2012                   145             174,293
                                                                 --------------
                                                                 $    1,422,977
                                                                 --------------
BUILDING -- 1.5%
American Standard, Inc., 7.625s, 2010            $      475      $      503,500
Atrium Cos, Inc., 10.5s, 2009                           200             194,000
CRH America Inc., 6.95s, 2012                           111             124,351
Nortek, Inc., 9.25s, 2007                               200             205,500
                                                                 --------------
                                                                 $    1,027,351
                                                                 --------------
BUSINESS SERVICES -- 0.9%
Unisys Corp., 8.125s, 2006                       $      355      $      370,087
Williams Scotsman, Inc., 9.875s, 2007                   275             254,375
                                                                 --------------
                                                                 $      624,462
                                                                 --------------
CHEMICALS -- 1.2%
Huntsman ICI Holdings, 10.125s, 2009             $      300      $      249,000
Johnson Diversey, Inc., 9.625s, 2012                    200             210,500
Lyondell Chemical Co., 9.625s, 2007                     425             408,000
                                                                 --------------
                                                                 $      867,500
                                                                 --------------
CONSUMER CYCLICAL -- 0.7%
Iron Medium Inc., 7.75s, 2015                    $      150      $      150,375
Iron Mountain, Inc., 8.625s, 2013                       330             344,850
                                                                 --------------
                                                                 $      495,225
                                                                 --------------
CONTAINERS -- 1.4%
Ball Corp., 8.25s, 2008                          $       55      $       57,888
Ball Corp., 6.875s, 2012                                225             226,125
Consolidated Container Co., 10.125s, 2009               250             157,500
Owens Brockway Glass Container,
  8.875s, 2009                                          250             257,500
Silgan Holdings, Inc., 9s, 2009                         275             286,687
                                                                 --------------
                                                                 $      985,700
                                                                 --------------
CORPORATE ASSET-BACKED -- 6.0%
Anthracite CDO I Ltd., 6s, 2037                  $      200      $      144,188
Chase Commercial Mortgage Secs
  Corp., 6.6s, 2012                                     360             339,732
Commercial Mortgage Acceptance
  Corp., 5.44s, 2013                                    630             511,930
DLJ Commercial Mortgage Corp.,
  0s, 2005                                           14,500             273,785
DLJ Mortgage Acceptance Corp.,
  8s, 2003                                              302             301,088
First Union Lehman Brothers Bank,
  0s, 2028                                           11,068             307,329
GMAC Commercial Mortgage
  Security, Inc., 6.02s, 2033                           350             302,859
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                           250             247,875
Morgan Stanley Capital I, Inc.,
  6.12s, 2031                                           144             134,899
Morgan Stanley Capital I, Inc.,
  7.726s, 2010                                          250             237,288
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                          250             239,277
Nationslink Funding Corp., 5s, 2009                     740             626,558
Residential Accredit Loans Inc.,
  7.75s, 2027                                           212             216,575
Tiaa Retail Commercial Mortgage
  Trust, 7.17s, 2032                                    304             336,035
                                                                 --------------
                                                                 $    4,219,418
                                                                 --------------
DEFENSE ELECTRONICS -- 0.3%
L-3 Communications Corp., 7.625s, 2012           $      170      $      175,100
                                                                 --------------
ENERGY -- 0.3%
P&L Coal Holdings Corp., 9.625s, 2008            $      181      $      191,181
                                                                 --------------
ENERGY - INDEPENDENT -- 1.0%
Chesapeake Energy Corp., 8.125s, 2011            $      325      $      334,750
Devon Financing Corp., 6.875s, 2011                     234             260,643
Ocean Energy Inc., 4.375s, 2007                         113             114,670
                                                                 --------------
                                                                 $      710,063
                                                                 --------------
ENTERTAINMENT -- 0.5%
News America Holdings Inc., 7.7s, 2025           $       66      $       67,860
Regal Cinemas Corp., 9.375s, 2012                       290             308,850
                                                                 --------------
                                                                 $      376,710
                                                                 --------------
FINANCE -- 0.3%
Ford Motor Credit Co., 7.375s, 2011              $      212      $      206,147
                                                                 --------------
FINANCIAL INSTITUTIONS - 0.8%
GMAC, 7s, 2012                                   $      324      $      325,372
J P Morgan, 10.45s, 2005                                200             206,000
                                                                 --------------
                                                                 $      531,372
                                                                 --------------
FINANCIAL SERVICES - 0.2%
Sprint Capital Corp., 6.875s, 2028               $      138      $      111,090
                                                                 --------------
FOOD & BEVERAGE PRODUCTS - 1.0%
Burns Philip Capital Property Ltd.,
  9.75s, 2012                                    $      405      $      388,800
Michael Foods, Inc., 11.75s, 2011                       250             280,000
                                                                 --------------
                                                                 $      668,800
                                                                 --------------

                                     37-SIS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
U.S. BONDS -- continued
FOREST & PAPER PRODUCTS -- 1.5%
Buckeye Cellulose Corp., 9.25s, 2008             $      450      $      387,000
MDP Acquisitions PLC, 9.625s, 2012                      115             119,600
Meadwestvaco Corp., 6.8s, 2032                          345             350,746
Weyerhaeuser Co., 6.75s, 2012                           155             169,002
                                                                 --------------
                                                                 $    1,026,348
                                                                 --------------
GAMING & LODGING -- 1.7%
Coast Hotels & Casinos, Inc., 9.5s, 2009         $      135      $      144,450
MGM Mirage, Inc., 8.375s, 2011                          240             258,600
Park Place Entertainment Corp.,
  8.875s, 2008                                          255             270,958
Station Casinos, Inc., 8.375s, 2008                     475             504,687
                                                                 --------------
                                                                 $    1,178,695
                                                                 --------------
HOME CONSTRUCTION -- 0.7%
D.R. Horton, Inc., 8s, 2009                      $      470      $      470,000
                                                                 --------------
LODGING -- 0.4%
HMH Properties, Inc., 8.45s, 2008                $      275      $      271,563
                                                                 --------------
MACHINERY -- 0.7%
Agco Corp., 9.5s, 2008                           $      250      $      270,000
New Terex Corp., 8.875s, 2008                           140             126,175
Terex Corp., 9.25s, 2011                                125             113,906
                                                                 --------------
                                                                 $      510,081
                                                                 --------------
MEDIA - CABLE -- 0.4%
Lenfest Communications, Inc., 10.5s, 2006        $      125      $      135,000
Time Warner Inc., 6.95s, 2028                           171             162,507
                                                                 --------------
                                                                 $      297,507
                                                                 --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
Fisher Scientific International, Inc.,
  8.125s, 2012                                   $      140      $      144,900
                                                                 --------------
MUNICIPALS -- 3.4%
Austin Texas Electric, 5.5s, 2012                $      580      $      666,379
Harris County Texas, 5.25s, 2013                        965           1,074,692
Metropolitan Transportation Authority
  New York, 5s, 2032                                    635             643,553
                                                                 --------------
                                                                 $    2,384,624
                                                                 --------------
NATURAL GAS - PIPELINE -- 0.5%
Kinder Morgan Energy Partners,
  7.3s, 2033                                     $      332      $      355,926
                                                                 --------------
OILS -- 0.2%
Valero Energy Corp., 6.875s, 2012                $      140      $      145,797
                                                                 --------------
POLLUTION CONTROL -- 1.0%
Allied Waste North America, Inc.,
  7.625s, 2006                                   $      100      $       99,500
Allied Waste North America, Inc.,
  10s, 2009                                             275             272,938
Waste Management Inc. Delaware,
  7.75s, 2032                                           313             336,288
                                                                 --------------
                                                                 $      708,726
                                                                 --------------
PRINTING & PUBLISHING -- 0.3%
Hollinger International Publishing, Inc.,
  9.25s, 2007                                    $      100      $      104,625
Hollinger International Publishing, Inc.,
  9s, 2010                                              120             121,050
                                                                 --------------
                                                                 $      225,675
                                                                 --------------
REAL ESTATE -- 0.8%
Kimco Realty Corp., 6s, 2012                     $      178      $      181,983
Vornado Reality Trust, 5.625s, 2007                     362             368,854
                                                                 --------------
                                                                 $      550,837
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts, 7.875s, 2012          $      300      $      297,000
                                                                 --------------
RETAIL -- 0.3%
Gap, Inc., 10.55s, 2008                          $      195      $      212,550
                                                                 --------------
STEEL -- 0.1%
WCI Steel, Inc., 10s, 2004                       $      175      $       46,375
                                                                 --------------
SUPERMARKETS -- 0.4%
Fleming Cos., Inc., 9.25s, 2010                  $      205      $      160,925
Roundys, Inc., 8.875s, 2012                             150             147,000
                                                                 --------------
                                                                 $      307,925
                                                                 --------------
SUPRANATIONAL -- 0.5%
International Bank For Reconstruction &
  Development, 5s, 2006                          $      347      $      374,721
                                                                 --------------
TECHNOLOGY -- 0.4%
All State Corp., 7.2s, 2009                      $      215      $      249,341
Unisystem Corp., 7.875s, 2008                            50              51,000
                                                                 --------------
                                                                 $      300,341
                                                                 --------------
TELECOMMUNICATIONS -- 0.5%
Turner Broadcasting Systems, Inc., 8.375s, 2013  $      334      $      376,301
                                                                 --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
AT&T Wireless Services Inc., 8.75s, 2031         $       68      $       66,640
Centennial Cellular Operating Co.,
  10.75s, 2008                                          200             108,000
Verizon Wireless Capital LLC, 5.375s,
  2006                                                  148             154,614
                                                                 --------------
                                                                 $      329,254
                                                                 --------------
TELECOMMUNICATIONS -- WIRELINE -- 0.5%
Citizens Communications Co., 8.5s, 2006          $      300      $      332,219
                                                                 --------------
U.S. GOVERNMENT AGENCIES -- 11.5%
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                    $      600      $      631,687
FNMA, 6s, 2012                                        1,121           1,173,208
FNMA, 6s, 2016                                          637             666,796
FNMA, 6.5s, 2032                                      2,437           2,538,230
FNMA, 5.5s, 2099                                        675             688,290
GNMA, 7s, 2027                                          784             828,367
GNMA, 6.5s, 2028                                        771             810,368
GNMA, 7s, 2031                                          656             691,240
                                                                 --------------
                                                                 $    8,028,186
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- 14.5%
U.S. Treasury Bonds, 0s, 2023                    $      340      $      118,438
U.S. Treasury Bonds, 5.375s, 2032                       160             174,425
U.S. Treasury Notes, 3.5s, 2006                       1,264           1,315,350
U.S. Treasury Notes, 4.625s, 2006                     5,785           6,239,215
U.S. Treasury Notes, 5s, 2011                         1,366           1,500,893
U.S. Treasury Notes, 4.375s, 2012                       778             813,222
                                                                 --------------
                                                                 $   10,161,543
                                                                 --------------
UTILITIES -- ELECTRIC -- 2.7%
First Energy Corp., 5.5s, 2006                   $      201      $      202,135
Midamerican Energy Holdings Co.,
  5.875s, 2012                                          499             505,852
Niagara Mohawk Power Corp.,
8.77s, 2018                                             242             253,254
Northwestern Corp., 7.875s, 2007                         34              24,455
Progress Energy Inc., 5.85s, 2008                       314             332,430
PSEG Power LLC, 7.75s, 2011                             239             253,524
TXU Corp., 6.375s, 2006                                 343             313,845
                                                                 --------------
                                                                 $    1,885,495
                                                                 --------------
UTILITIES -- TELEPHONE -- 1.0%
Verizon Global Funding Corp.,
  7.375s, 2012                                   $      630      $      724,840
                                                                 --------------
    Total U.S. Bonds                                             $   48,739,737
                                                                 --------------

                                     38-SIS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- 22.3%
ALGERIA -- 0.1%
Republic of Algeria, 2.625s, 2006                $      104      $       97,240
                                                                 --------------
AUSTRALIA -- 0.1%
Australia, 6.25s, 2015                         AUD      177      $      107,215
                                                                 --------------
AUSTRIA -- 1.3%
Republic of Austria, 5s, 2012                  EUR      191      $      211,478
Republic of Austria, 5.5s, 2007                         599             682,485
                                                                 --------------
                                                                 $      893,963
                                                                 --------------
BELGIUM -- 0.3%
Kingdom of Belgium, 5s, 2012                   EUR      193      $      212,883
                                                                 --------------
BRAZIL -- 0.3%
Federal Republic of Brazil, 8s, 2014             $      128      $       83,895
Federal Republic of Brazil, 8.875s, 2024                 43              23,650
Federal Republic of Brazil, 10.125s, 2027                69              41,020
Federal Republic of Brazil, 12.25s, 2030                 80              55,600
                                                                 --------------
                                                                 $      204,165
                                                                 --------------
BULGARIA -- 0.7%
Republic of Bulgaria, 7.5s, 2013               EUR      303      $      333,914
Republic of Bulgaria, 8.25s, 2015                $      138             150,699
                                                                 --------------
                                                                 $      484,613
                                                                 --------------
CANADA -- 3.6%
Abitibi Consolidated, Inc., 8.55s, 2010
  (Forest & Paper Products)                      $      140      $      155,381
Abitibi Consolidated, Inc., 8.85s, 2030
  (Forest & Paper Products)                             190             204,319
Government of Canada, 5.5s, 2009               CAD    1,431             962,455
Government of Canada, 5.5s, 2010                        807             540,693
Government of Canada, 5.25s, 2012                       192             125,714
Government of Canada, 8s, 2023                          600             502,739
                                                                 --------------
                                                                 $    2,491,301
                                                                 --------------
COLOMBIA -- 0.2%
Republic of Colombia, 10.75s, 2013               $      123      $      127,305
                                                                 --------------
DENMARK -- 1.0%
Kingdom of Denmark, 7s, 2007                   DKK      662      $      106,987
Kingdom of Denmark, 6s, 2009                          3,974             622,261
                                                                 --------------
                                                                 $      729,248
                                                                 --------------
DOMINICAN REPUBLIC -- 0.2%
Dominican Republic, 9.5s, 2006                   $      120      $      127,200
                                                                 --------------
FINLAND -- 1.2%
Republic of Finland, 5.375s, 2013              EUR      711      $      812,870
                                                                 --------------
FRANCE -- 1.4%
France Telecom S.A., 9.25s, 2011
  (Telecommunications)                           $      299      $      345,725
Republic of France, 4.75s, 2007                EUR      197             218,183
Republic of France, 4.75s, 2012                         359             391,065
                                                                 --------------
                                                                 $      954,973
                                                                 --------------
GERMANY -- 1.5%
Federal Republic of Germany,
  4.5s, 2009                                   EUR      295      $      322,307
Federal Republic of Germany,
  5.25s, 2010                                           647             734,045
                                                                 --------------
                                                                 $    1,056,352
                                                                 --------------
IRELAND -- 1.3%
Republic of Ireland, 4.25s, 2007               EUR      444      $      481,220
Republic of Ireland, 5s, 2013                           365             403,866
                                                                 --------------
                                                                 $      885,086
                                                                 --------------
ITALY -- 0.5%
Republic of Italy, 4.5s, 2007                  EUR      291      $      318,295
                                                                 --------------
KAZAKHSTAN -- 0.3%
Hurricane Hydrocarbons Ltd., 12s,
  2006(Oils)                                     $       80      $       81,200
Kaztransoil Co., 8.5s, 2006(Oil Services)               120             123,000
                                                                 --------------
                                                                 $      204,200
                                                                 --------------
MALAYSIA -- 0.3%
Petroliam Nasional Berhd, 7.75s,
  2015(Oils)                                     $      120      $      137,400
Petronas Capital Ltd., 7.875s, 2022
  (Oil Services)                                        100             107,442
                                                                 --------------
                                                                 $      244,842
                                                                 --------------
MEXICO -- 1.2%
BBVA Bancomer, 10.5s, 2011(Banks &
  Credit Cos.)                                   $       80      $       88,800
Durango Corp., 13.75s, 2009(Forest &
  Paper Products)                                        66              23,100
Pemex Project Funding Master Trust
  8.625s, 2022(Oils)##                                  100             105,500
Petroleos Mexicanos, 9.5s, 2027
  (Oil Services)                                         86              96,320
United Mexican States, 11.375s, 2016                     55              73,700
United Mexican States, 11.5s, 2026                      326             447,924
                                                                 --------------
                                                                 $      835,344
                                                                 --------------
NETHERLANDS -- 0.7%
Kingdom Of Netherlands, 5s, 2012               EUR      453      $      502,566
                                                                 --------------
NEW ZEALAND -- 0.3%
Government of New Zealand, 7s,
  2009                                         NZD      359      $      197,470
                                                                 --------------
PANAMA -- 0.3%
Republic of Panama, 10.75s, 2020                 $      106      $      117,660
Republic of Panama, 9.375s, 2023                         53              54,590
Republic of Panama, 9.375s, 2029                         65              69,712
                                                                 --------------
                                                                 $      241,962
                                                                 --------------
PERU -- 0.2%
Republic of Peru, 9.125s, 2012                   $       38      $       37,240
Republic of Peru, 4s, 2017                               99              70,293
                                                                 --------------
                                                                 $      107,533
                                                                 --------------
POLAND -- 0.1%
PTC International Finance B.V., 10.75s,
  2007(Telecommunication)                        $       59      $       61,360
                                                                 --------------
RUSSIA -- 1.4%
Ministry of Finance, 12.75s, 2028                $      175      $      231,875
Mobile Telesystems Fin S.A., 10.95s, 2004
  (Telecommunications)                                  130             136,500
Russian Federation, 3s, 2006                             40              35,350
Russian Federation, 3s, 2008                            255             201,450
Russian Federation, 11s, 2018                           207             247,883
Russian Federation, 5s, 2030                            180             142,397
                                                                 --------------
                                                                 $      995,455
                                                                 --------------
SINGAPORE -- 0.7%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.)                          $      234      $      259,666
Flextronics International Ltd., 9.875s, 2010
  (Electronics)                                         220             237,050
                                                                 --------------
                                                                 $      496,716
                                                                 --------------
SOUTH KOREA -- 0.1%
Hanvit Bank, 12.75s, 2010(Banks
  & Credit Cos.)                                 $       64      $       74,509
                                                                 --------------

                                     39-SIS

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
SPAIN -- 1.1%
Government of Spain, 6s, 2008                  EUR      160      $      186,280
Kingdom of Spain, 5.35s, 2011                           382             433,448
Kingdom of Spain, 5.5s, 2017                            158             181,090
                                                                 --------------
                                                                 $      800,818
                                                                 --------------
SWEDEN -- 0.5%
Kingdom of Sweden, 8s, 2007                    SEK    1,575      $      210,017
Kingdom of Sweden, 5.25s, 2011                        1,285             154,144
                                                                 --------------
                                                                 $      364,161
                                                                 --------------
UNITED KINGDOM -- 1.4%
Barclays Bank Plc, 8.55s, 2049
  (Banks & Credit Cos.)                          $      272      $      332,028
United Kingdom Treasury, 5.75s,
  2009                                         GBP      373             652,391
                                                                 --------------
                                                                 $      984,419
                                                                 --------------
    Total Foreign Bonds                                          $   15,614,064
                                                                 --------------
    Total Bonds
      (Identified Cost, $61,864,351)                             $   64,353,801
                                                                 --------------
REPURCHASE AGREEMENT -- 7.7%
Merrill Lynch & Co., Inc. dated12/31/02,
  due 1/02/03, total to be received
  $5,406,340 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost                              $    5,406      $    5,405,980
    Total Investments
      (Identified Cost, $67,270,331)                             $   69,759,781
                                                                 --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                       $      198,846
                                                                 --------------
    Net Assets -- 100.0%                                         $   69,958,627
                                                                 ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted Security.
++ Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars
BRL = Brazillian Peso
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = German Marks
DKK = Danish Kroner
EUR = Euro
GBP = British Pound
GRD = Greek Drachma
HKD = Hong Kong Dollars
JPY = Japanese Yen
NZD = New Zealand Dollars
SEK = Swedish Kronor
SGD = Singapore Dollars
VEB = Venezuelan Bolivar
ZAR = South African Rand

                                     40-SIS

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2002

                                                                                                        GLOBAL
                                                 BOND         EMERGING MARKETS      GLOBAL ASSET      GOVERNMENTS      GLOBAL TOTAL
                                                SERIES          EQUITY SERIES     ALLOCATION SERIES      SERIES       RETURN SERIES
                                             -------------    ----------------    -----------------  -------------    -------------
ASSETS:
  Investments --
    Unaffiliated issuers, at identified
      cost                                   $ 230,499,270    $     32,130,801    $      62,295,416  $  66,923,692    $  76,384,708
    Repurchase Agreements, at identified
      cost and value                             3,567,841             523,377            2,906,917      3,353,636        8,566,436
    Unrealized appreciation (depreciation)      10,781,382            (661,232)            (936,225)     4,281,454          803,862
                                             -------------    ----------------    -----------------  -------------    -------------
        Total investments, at value          $ 244,848,493    $     31,992,946    $      64,266,108  $  74,558,782    $  85,755,006
  Cash                                               5,788              50,345                1,310             --            1,901
  Investments of cash collateral
    for securities loaned, at
    identified cost and value                           --           2,899,317              249,700             --           94,347
  Foreign currency, at value (identified
      cost, $--, $280,953, $--, $-- and
      $--, respectively)                                --             283,034                   --             --               --
  Receivable for daily variation margin
      on open futures contracts                         --                  --               15,241             --               --
  Net receivable for forward foreign
      currency exchange contracts                       --                  --              444,264      1,149,391           37,920
  Receivable for investments sold                  479,554           1,186,122               96,688        959,609        1,353,246
  Receivable for series shares sold                207,063               3,148               29,792         14,299           64,339
  Interest and dividends receivable              3,473,222              49,372              388,798      1,053,671          635,464
  Other assets                                          --                 262                1,593             --               --
                                             -------------    ----------------    -----------------  -------------    -------------
        Total assets                         $ 249,014,120    $     36,464,546    $      65,493,494  $  77,735,752    $  87,942,223
                                             =============    ================    =================  =============    =============
LIABILITIES:
    Payable to custodian                     $          --    $             --    $              --  $          29    $          --
  Payable for investments purchased                     --           1,021,644                   --      2,170,593        1,656,028
  Payable for series shares reacquired             136,850              44,291               76,106         36,766           40,474
  Collateral for securities loaned, at
      value                                             --           2,899,317              249,700             --           94,347
  Net payable for forward foreign
      currency exchange contracts                   88,465                  --              397,528        622,016          243,848
  Net payable for forward foreign
    currency exchange contracts subject
      to master netting agreements                      --                  --               15,934        270,273               --
  Payable for daily variation margin on
      open future contracts                             --                  --                   --             22               --
  Payable to affiliates --
    Management fee                                   4,088               1,086                1,349          1,564            1,760
    Distribution Fee (Service Class)                   253                  14                   12             27               39
  Accrued expenses and other liabilities            67,795              38,515               53,748         51,598           55,877
                                             -------------    ----------------    -----------------  -------------    -------------
        Total liabilities                    $     297,451    $      4,004,867    $         794,377  $   3,152,888    $   2,092,373
                                             -------------    ----------------    -----------------  -------------    -------------
Net assets                                   $ 248,716,669    $     32,459,679    $      64,699,117  $  74,582,864    $  85,849,850
                                             =============    ================    =================  =============    =============
NET ASSETS CONSIST OF:
  Paid-in capital                            $ 229,180,601    $     43,674,406    $      82,042,744  $  68,578,962    $  86,738,185
  Unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilites in foreign
    currencies                                  10,696,911            (652,260)          (1,168,449)     4,634,667          620,788
  Accumulated net realized loss on
    investments and foreign currency
    transactions                                (4,267,429)        (10,756,295)         (17,198,351)    (2,100,407)      (3,580,125)
  Accumulated undistributed net
    investment income                           13,106,586             193,828            1,023,173      3,469,642        2,071,002
                                             -------------    ----------------    -----------------  -------------    -------------
        Total                                $ 248,716,669    $     32,459,679    $      64,699,117  $  74,582,864    $  85,849,850
                                             =============    ================    =================  =============    =============
Net assets:
  Initial Class                              $ 211,756,714    $     30,393,305    $      62,825,421  $  70,613,471    $  80,150,463
  Service Class                                 36,959,955           2,066,374            1,873,696      3,969,393        5,699,387
                                             -------------    ----------------    -----------------  -------------    -------------
        Total                                $ 248,716,669    $     32,459,679    $      64,699,117  $  74,582,864    $  85,849,850
                                             =============    ================    =================  =============    =============
Shares of beneficial interest outstanding:
  Initial Class                                 17,868,432           3,583,033            5,926,697      6,009,656        6,111,903
  Service Class                                  3,129,645             244,577              177,316        339,027          435,811
                                             -------------    ----------------    -----------------  -------------    -------------
        Total                                $  20,998,077    $      3,827,610    $       6,104,013  $   6,348,683    $   6,547,714
                                             =============    ================    =================  =============    =============
NET ASSET VALUE:
  (NET ASSETS/SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)
      Initial Class                          $       11.85                8.48    $           10.60  $       11.75    $       13.11
                                             =============    ================    =================  =============    =============
      Service Class                          $       11.81                8.45    $           10.57  $       11.71    $       13.08
                                             =============    ================    =================  =============    =============

                        See notes to financial statements

                                                      GOVERNMENT        HIGH         INTERNATIONAL     MONEY        STRATEGIC
                                                      SECURITIES        YIELD           VALUE          MARKET         INCOME
                                                        SERIES          SERIES          SERIES         SERIES         SERIES
                                                    ---------------  -------------   -------------  -------------  ------------
ASSETS:
 Investments --
   Unaffiliated issuers, at identified cost         $   938,418,220  $ 368,554,342   $  51,913,395  $ 741,732,703  $ 61,864,351
   Repurchase Agreements, at identified cost and
     value                                              131,416,000      5,308,394       1,401,982             --     5,405,980
   Unrealized appreciation (depreciation)                37,198,403    (32,629,092)       (607,116)            --     2,489,450
                                                    ---------------  -------------   -------------  -------------  ------------
        Total investments, at value                 $ 1,107,032,623  $ 341,233,644   $  52,708,261  $ 741,732,703  $ 69,759,781
 Cash                                                           958      1,769,599           8,763             32       378,241
 Investments of cash collateral for securities
   loaned, at identified cost and value                          --             --       6,651,908             --            --
 Foreign currency, at value (identified cost,
   $--, $--, $2,513 $--and $--, respectively)                    --             --           2,553             --            --
 Net receivable for forward foreign currency
   exchange contracts                                            --             --              --             --        37,182
 Receivable for investments sold                          6,635,854             --         133,477             --       133,183
 Receivable for series shares sold                        1,552,759        634,468           9,185      3,268,819        38,066
 Interest and dividends receivable                        9,714,960      7,118,060         140,042             --       966,181
 Other assets                                                 5,535          3,765             338         43,256            --
                                                    ---------------  -------------   -------------  -------------  ------------
        Total assets                                $ 1,124,942,689  $ 350,759,536   $  59,654,527  $ 745,044,810  $ 71,312,634
                                                    ===============  =============   =============  =============  ============
LIABILITIES:
 Payable to custodian                               $            --  $          --   $          --  $          --  $        320
 Payable for investments purchased                      115,007,196        341,007           5,926             --       886,117
 Payable for series shares reacquired                       544,767        219,519          75,698      2,029,445        48,246
 Net payable for forward foreign currency
   exchange contracts                                            --             --              --             --       294,101
 Net payable for forward foreign currency
   exchange contracts subject to master netting
 agreements                                                      --         69,039              --             --        73,761
 Collateral for securities loaned, at value                      --             --       6,651,908             --            --
 Payable to affiliates --
   Management fee                                            15,208          7,192           1,412         10,121         1,406
   Distribution fees (Service Class)                            898            304              15            359            89
 Accrued expenses and other liabilities                     124,153        102,234          64,690        133,761        49,967
                                                    ---------------  -------------   -------------  -------------  ------------
        Total liabilities                           $   115,692,222  $     739,295   $   6,799,649  $   2,173,686  $  1,354,007
                                                    ---------------  -------------   -------------  -------------  ------------
Net assets                                          $ 1,009,250,467  $ 350,020,241   $  52,854,878  $ 742,871,124  $ 69,958,627
                                                    ===============  =============   =============  =============  ============
NET ASSETS CONSIST OF:
 Paid-in capital                                    $   926,832,787  $ 461,079,090   $  63,667,826  $ 742,871,124  $ 67,848,085
 Unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities in foreign currencies                     37,198,403    (32,697,479)       (602,386)            --     2,167,341
 Accumulated undistributed net realized gain
   (loss) on investments and foreign currency
   transactions                                           2,013,403   (112,340,626)    (10,744,025)            --    (3,361,617)
 Accumulated undistributed net investment
   income                                                43,205,874     33,979,256         533,463             --     3,304,818
                                                    ---------------  -------------   -------------  -------------  ------------
        Total                                       $ 1,009,250,467  $ 350,020,241   $  52,854,878  $ 742,871,124  $ 69,958,627
                                                    ===============  =============   =============  =============  ============
Net assets:
 Initial Class                                      $   877,179,797  $ 305,487,364   $  50,609,333  $ 690,126,560  $ 56,979,862
 Service Class                                          132,070,670     44,532,877       2,245,545     52,744,564    12,978,765
                                                    ---------------  -------------   -------------  -------------  ------------
        Total                                       $ 1,009,250,467  $ 350,020,241   $  52,854,878  $ 742,871,124  $ 69,958,627
                                                    ===============  =============   =============  =============  ============
Shares of beneficial interest outstanding:
 Initial Class                                           63,353,528     46,602,887       5,455,780    690,126,560     5,526,170
 Service Class                                            9,564,782      6,818,166         242,365     52,744,564     1,262,917
                                                    ---------------  -------------   -------------  -------------  ------------
        Total                                       $    72,918,310     53,421,053   $   5,698,145  $ 742,871,124  $  6,789,087
                                                    ===============  =============   =============  =============  ============
NET ASSET VALUE:
 (NET ASSETS/SHARES OF BENEFICIAL
   INTEREST OUTSTANDING)
   Initial Class                                    $         13.85  $        6.56   $        9.28  $        1.00  $      10.31
                                                    ===============  =============   =============  =============  ============
   Service Class                                    $         13.81  $        6.53   $        9.27  $        1.00  $      10.28
                                                    ===============  =============   =============  =============  ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2002

                                                                           EMERGING      GLOBAL ASSET      GLOBAL        GLOBAL
                                                             BOND       MARKETS EQUITY    ALLOCATION     GOVERNMENTS  TOTAL RETURN
                                                            SERIES          SERIES         SERIES          SERIES        SERIES
                                                         ------------   --------------  -------------   ------------  ------------
NET INVESTMENT INCOME:
   Income --
     Interest                                            $ 13,896,386   $       54,340  $   1,661,011   $  2,423,983  $  1,816,262
     Dividends                                                     --          986,236        821,938             --     1,077,336
     Foreign taxes withheld                                        --          (86,879)       (51,788)            --       (67,389)
                                                         ------------   --------------  -------------   ------------  ------------
        Total investment income                          $ 13,896,386   $      953,697  $   2,431,161   $  2,423,983  $  2,826,209
                                                         ------------   --------------  -------------   ------------  ------------
   Expenses --
     Management fees                                     $  1,267,703   $      475,988  $     563,529   $    423,605  $    652,248
     Trustees' fees                                             8,675            1,721          3,703          2,195         4,502
     Administrative fees                                       18,008            3,849          7,690          4,613         8,360
     Custodian fees                                            90,324           56,687         54,714         47,538        66,107
     Printing fees                                             17,297            1,362          8,939          7,191         8,684
     Auditing fees                                             39,000           29,289         39,188         38,900        37,289
     Legal fees                                                 2,034            2,048            850            732         2,674
     Distribution fee (Service Class)                          61,345            4,500          3,254          4,505         9,498
     Miscellaneous                                              4,017              232         14,462            534         3,535
                                                         ------------   --------------  -------------   ------------  ------------
        Total expenses                                   $  1,508,403   $      575,676  $     696,329   $    529,813  $    792,897
     Fees paid indirectly                                      (4,108)          (1,775)        (1,328)        (3,311)       (1,009)
                                                         ------------   --------------  -------------   ------------  ------------
        Net expenses                                     $  1,504,295   $      573,901  $     695,001   $    526,502  $    791,888
                                                         ------------   --------------  -------------   ------------  ------------
          Net investment income                          $ 12,392,091   $      379,796  $   1,736,160   $  1,897,481  $  2,034,321
                                                         ============   ==============  =============   ============  ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
   Realized gain (loss) (identified cost basis) --
     Investment transactions                             $ (3,321,063)  $     (203,373) $  (4,018,494)  $  2,100,307  $ (1,301,160)
     Foreign currency transactions                            (10,357)        (179,867)    (2,171,760)      (286,204)       16,124
     Futures contracts                                        253,838               --       (746,580)       587,233        14,310
     Written options transactions                                  --               --        229,174             --            --
                                                         ------------   --------------  -------------   ------------  ------------
          Net realized gain (loss) on investments and
             foreign currency transactions               $ (3,077,582)  $     (383,240) $  (6,707,660)  $  2,401,336  $ (1,270,726)
                                                         ------------   --------------  -------------   ------------  ------------
   Change in unrealized appreciation (depreciation) --
     Investments                                         $ 11,236,722   $   (1,974,524) $    (955,361)  $  5,510,556  $   (214,724)
     Translation of assets and liabilities in foreign
        currencies                                            (84,471)          23,280        480,768        831,483      (160,952)
     Written options                                               --               --        (58,883)            --            --
     Futures contracts                                             --               --       (247,949)        19,695        (3,084)
                                                         ------------   --------------  -------------   ------------  ------------
        Net unrealized gain (loss) on investments and
          foreign currency translation                   $ 11,152,251   $   (1,951,244) $    (781,425)  $  6,361,734  $   (378,760)
                                                         ------------   --------------  -------------   ------------  ------------
          Net realized and unrealized gain (loss) on
             investments and foreign currency            $  8,074,669   $   (2,334,484) $  (7,489,085)  $  8,763,070  $ (1,649,486)
                                                         ------------   --------------  -------------   ------------  ------------
             Increase (decrease) in net assets from
               operations                                $ 20,466,760   $   (1,954,688) $  (5,752,925)  $ 10,660,551  $    384,835
                                                         ============   ==============  =============   ============  ============

                       See notes to financial statements.

                                                          GOVERNMENT         HIGH        INTERNATIONAL      MONEY        STRATEGIC
                                                          SECURITIES         YIELD           VALUE          MARKET        INCOME
                                                            SERIES           SERIES          SERIES         SERIES        SERIES
                                                        --------------   -------------   -------------  -------------  ------------
NET INVESTMENT INCOME:
  Income --
     Interest                                           $   42,242,804   $  36,065,433   $      72,077  $  13,880,783  $  4,035,146
     Dividends                                                      --         545,687       1,349,560             --         9,106
     Foreign taxes withheld                                         --              --        (141,653)            --            --
                                                        --------------   -------------   -------------  -------------  ------------
        Total investment income                         $   42,242,804   $  36,611,120   $   1,279,984  $  13,880,783  $  4,044,252
                                                        --------------   -------------   -------------  -------------  ------------
  Expenses --
     Management fees                                    $    4,709,821   $   2,735,622   $     577,633  $   3,758,876  $    458,766
     Trustees' fees                                             36,487          19,141           3,324         35,384         2,608
     Distribution fee (Service Class)                          196,317          77,685           4,650        105,913        20,502
     Administrative fee                                         70,182          36,098           5,945         66,507         5,383
     Custodian fee                                             283,465         152,278         105,070        294,518        35,799
     Printing fees                                              41,206          36,331           9,615         44,060           868
     Auditing fees                                              33,800          37,800          31,789         18,800        22,900
     Legal fees                                                  2,212           2,072           2,866          2,723           474
     Miscellaneous                                                  --           5,696           4,129        109,483           825
                                                        --------------   -------------   -------------  -------------  ------------
        Total expenses                                  $    5,373,490   $   3,102,723   $     745,021  $   4,436,264  $    548,125
     Fees paid indirectly                                       (3,074)         (4,508)         (1,107)            --        (2,310)
                                                        --------------   -------------   -------------  -------------  ------------
        Net expenses                                    $    5,370,416   $   3,098,215   $     743,914  $   4,436,264  $    545,815
                                                        --------------   -------------   -------------  -------------  ------------
          Net investment income                         $   36,872,388   $  33,512,905   $     536,070  $   9,444,519  $  3,498,437
                                                        ==============   =============   =============  =============  ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
   Realized gain (loss) (identified cost basis) --
     Investment transactions                            $   13,227,418   $ (52,507,143)  $  (5,940,678) $          --  $ (2,292,040)
     Foreign currency transactions                                  --        (234,829)          4,278             --      (614,816)
     Written options transactions                                   --              --              --             --           584
                                                        --------------   -------------   -------------  -------------  ------------
        Net realized gain (loss) on investments and
          foreign currency transactions                 $   13,227,418   $ (52,741,972)  $  (5,936,400) $          --  $ (2,906,272)
                                                        --------------   -------------   -------------  -------------  ------------
   Change in unrealized appreciation (depreciation)--
   Investments                                          $   29,822,285   $  27,461,073   $   1,709,666  $          --  $  4,316,245
   Translation of assets and liabilities in foreign
      currencies                                                    --         (63,461)          5,723             --      (330,432)
                                                        --------------   -------------   -------------  -------------  ------------
      Net unrealized gain on investments and foreign
        currency translation                            $   29,822,285   $  27,397,612   $   1,715,389  $          --  $  3,985,813
                                                        --------------   -------------   -------------  -------------  ------------
        Net realized and unrealized gain (loss) on
           investments and foreign currency             $   43,049,703   $ (25,344,360)  $  (4,221,011) $          --  $  1,079,541
                                                        --------------   -------------   -------------  -------------  ------------
           Increase (decrease) in net assets from
             operations                                 $   79,922,091   $   8,168,545   $  (3,684,941) $   9,444,519  $  4,577,978
                                                        ==============   =============   =============  =============  ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                           EMERGING      GLOBAL ASSET      GLOBAL         GLOBAL
                                                             BOND        MARKETS EQUITY   ALLOCATION     GOVERNMENTS   TOTAL RETURN
                                                            SERIES           SERIES         SERIES          SERIES        SERIES
                                                         -------------   --------------  ------------   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
   Net investment income                                 $  12,392,091   $      379,796  $  1,736,160   $   1,897,481  $  2,034,321
   Net realized gain (loss) on investments and foreign
     currency transactions                                  (3,077,582)        (383,240)   (6,707,660)      2,401,336    (1,270,726)
   Net unrealized gain (loss) on investments and
     foreign currency translation                           11,152,251       (1,951,244)     (781,425)      6,361,734      (378,760)
                                                         -------------   --------------  ------------   -------------  ------------
     Increase (decrease) in net assets from operations   $  20,466,760   $   (1,954,688) $ (5,752,925)  $  10,660,551  $    384,835
                                                         -------------   --------------  ------------   -------------  ------------

Distributions declared to shareholders --
   From net investment income (Initial Class)            $  (6,812,055)  $     (443,352) $ (2,577,575)             --  $ (1,607,431)
   From net investment income (Service Class)                 (864,050)         (20,475)      (38,458)             --       (63,012)
   From net realized gain on investments and foreign
     currency transactions (Initial Class)                    (395,159)              --            --              --            --
   From net realized gain on investments and foreign
     currency transactions (Service Class)                     (50,322)              --            --              --            --
   In excess of net realized gain on investments and
     foreign currency transactions (Initial Class)            (663,467)              --            --              --            --
   In excess of net realized gain on investments and
     foreign currency transactions (Service Class)             (84,490)              --            --              --            --
                                                         -------------   --------------  ------------   -------------  ------------
     Total distributions declared to shareholders        $  (8,869,543)  $     (463,827) $ (2,616,033)             --  $ (1,670,443)
                                                         -------------   --------------  ------------   -------------  ------------
Net increase (decrease) in net assets from series
 share transactions                                      $  56,258,640   $    2,322,482  $(14,631,862)  $  13,563,870  $ (2,539,460)
                                                         -------------   --------------  ------------   -------------  ------------
     Total increase (decrease) in net assets             $  67,855,857   $      (96,033) $(23,000,820)  $  24,224,421  $ (3,825,068)
NET ASSETS --
   At beginning of year                                    180,860,812       32,555,712    87,699,937      50,358,443    89,674,918
                                                         -------------   --------------  ------------   -------------  ------------
   At end of year                                        $ 248,716,669   $   32,459,679  $ 64,699,117   $  74,582,864  $ 85,849,850
                                                         =============   ==============  ============   =============  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS AT END OF YEAR                   $  13,106,586   $      193,828  $  1,023,173   $   3,469,642  $  2,071,002
                                                         =============   ==============  ============   =============  ============

                                                         GOVERNMENT          HIGH       INTERNATIONAL      MONEY        STRATEGIC
                                                         SECURITIES          YIELD         VALUE           MARKET         INCOME
                                                           SERIES            SERIES        SERIES          SERIES         SERIES
                                                       --------------    -------------  -------------   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
   Net investment income                               $    36,872,388   $  33,512,905  $     536,070   $   9,444,519  $  3,498,437
   Net realized gain (loss) on investments and
     foreign currency transactions                          13,227,418     (52,741,972)    (5,936,400)             --    (2,906,272)
   Net unrealized gain on investments and foreign
     currency translation                                   29,822,285      27,397,612      1,715,389              --     3,985,813
                                                       ---------------   -------------  -------------   -------------  ------------
     Increase (decrease) in net assets from
        operations                                     $    79,922,091   $   8,168,545  $  (3,684,941)  $   9,444,519  $  4,577,978
                                                       ---------------   -------------  -------------   -------------  ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
   From net investment income (Initial Class)          $   (34,598,337)  $ (34,582,305) $    (465,998)  $  (9,022,879) $ (2,333,502)
   From net investment income (Service Class)               (2,992,380)     (3,023,477)       (17,107)       (421,640)     (315,293)
                                                       ---------------   -------------  -------------   -------------  ------------
     Total distributions declared to shareholders      $   (37,590,717)  $ (37,605,782) $    (483,105)  $  (9,444,519) $ (2,648,795)
                                                       ---------------   -------------  -------------   -------------  ------------
Net increase (decrease) in net assets from series
   share transactions                                  $   240,578,202   $    (505,418) $  (7,535,951)  $  19,570,019  $ 17,632,001
                                                       ---------------   -------------  -------------   -------------  ------------
     Total increase (decrease) in net assets           $   282,909,576   $ (29,942,655) $ (11,703,997)  $  19,570,019  $ 19,561,184
NET ASSETS --
   At beginning of year                                    726,340,891     379,962,896     64,558,875     723,301,105    50,397,443
                                                       ---------------   -------------  -------------   -------------  ------------
   At end of year                                      $ 1,009,250,467   $ 350,020,241  $  52,854,878   $ 742,871,124  $ 69,958,627
                                                       ===============   =============  =============   =============  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS AT END OF YEAR                 $    43,205,874   $  33,979,256  $     533,463              --  $  3,304,818
                                                       ===============   =============  =============   =============  ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- Year Ended December 31, 2001

                                                                           EMERGING     GLOBAL ASSET      GLOBAL         GLOBAL
                                                             BOND       MARKETS EQUITY   ALLOCATION     GOVERNMENTS   TOTAL RETURN
                                                            SERIES           SERIES        SERIES          SERIES        SERIES
                                                         -------------  --------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment income                                 $   7,464,065  $      561,572  $   2,377,830  $   2,156,077  $   2,050,239
   Net realized gain (loss) on investments
     and foreign currency transactions                       2,571,377      (6,726,906)   (10,465,404)    (1,110,381)    (2,441,264)
   Net unrealized gain (loss) on
     investments and foreign currency
     translation                                            (1,538,057)      5,326,807     (2,106,689)    (2,228,115)    (5,882,446)
                                                         -------------  --------------  -------------  -------------  -------------
     Increase (decrease) in net assets
        from operations                                  $   8,497,385  $     (838,527) $ (10,194,263) $  (1,182,419) $  (6,273,471)
                                                         -------------  --------------  -------------  -------------  -------------
Distributions declared to shareholders --
   From net investment income (Initial
     Class)                                              $  (4,112,856) $           --  $  (4,982,107) $          --  $  (3,905,320)
   From net realized gain on investments
     and foreign currency transactions                              --              --     (8,662,374)            --     (5,881,613)
   In excess of net realized gain on
     investments and foreign currency
     transactions                                                   --              --       (907,812)            --        (37,459)
                                                         -------------  --------------  -------------  -------------  -------------
     Total distributions declared to
        shareholders                                     $  (4,112,856) $           --  $ (14,552,293) $          --  $  (9,824,392)
                                                         -------------  --------------  -------------  -------------  -------------
   Net increase (decrease) in net
     assets from series share transactions               $ 100,514,924  $   (2,950,500) $  (2,964,523) $  (9,900,183) $   4,081,180
                                                         -------------  --------------  -------------  -------------  -------------
     Total increase (decrease) in net
        assets                                           $ 104,899,453  $   (3,789,027) $ (27,711,079) $ (11,082,602) $ (12,016,683)
NET ASSETS --
   At beginning of year                                     75,961,359      36,344,739    115,411,016     61,441,045    101,691,601
                                                         -------------  --------------  -------------  -------------  -------------
   At end of year                                        $ 180,860,812  $   32,555,712  $  87,699,937  $  50,358,443  $  89,674,918
                                                         =============  ==============  =============  =============  =============
   ACCUMULATED UNDISTRIBUTED NET
     INVESTMENT INCOME INCLUDED IN NET
     ASSETS AT END OF YEAR                               $   7,673,156  $      457,066  $   2,957,518  $     316,023  $   1,681,304
                                                         =============  ==============  =============  =============  =============

                                                     GOVERNMENT        HIGH         INTERNATIONAL         MONEY       STRATEGIC
                                                     SECURITIES        YIELD       INVESTORS TRUST        MARKET        INCOME
                                                       SERIES          SERIES          SERIES             SERIES        SERIES
                                                    -------------  -------------   ---------------    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 From operations --
   Net investment income                            $  35,232,950  $  36,485,848   $       546,632    $  21,952,049  $  2,872,412
   Net realized gain (loss) on investments
     and foreign currency transactions                 13,091,891    (36,478,231)       (4,485,749)              --      (690,099)
   Net unrealized gain (loss) on investments
     and foreign currency translation                  (4,931,583)     4,640,252        (8,131,939)              --      (857,374)
                                                    -------------  -------------   ---------------    -------------  ------------
     Increase (decrease) in net assets from
       operations                                   $  43,393,258  $   4,647,869   $   (12,071,056)   $  21,952,049  $  1,324,939
                                                    -------------  -------------   ---------------    -------------  ------------
Distributions declared to shareholders --
   From net investment income (Initial Class)       $ (33,875,836) $ (34,466,446)  $    (1,489,663)   $ (21,890,858) $ (1,411,873)
   From net investment income (Service Class)                  --             --                --          (61,191)           --
   From net realized gain on investments and
     foreign currency transactions (Initial
     Class)                                                    --             --        (7,003,404)              --      (107,093)
   In excess of net realized gain on
     investments and foreign currency
     transactions                                              --             --          (382,327)              --       (42,553)
                                                    -------------  -------------   ---------------    -------------  ------------
     Total distributions declared to
       shareholders                                 $ (33,875,836) $ (34,466,446)  $    (8,875,394)   $ (21,952,049) $ (1,561,519)
                                                    -------------  -------------   ---------------    -------------  ------------
   Net increase in net assets from series
     share transactions                             $ 149,815,322  $  76,739,187   $     2,563,478    $ 246,930,703  $ 17,310,788
                                                    -------------  -------------   ---------------    -------------  ------------
     Total increase (decrease) in net assets        $ 159,332,744  $  46,920,610   $   (18,382,972)   $ 246,930,703  $ 17,074,208
NET ASSETS --
   At beginning of year                               567,008,147    333,042,286        82,941,847      476,370,402    33,323,235
                                                    -------------  -------------   ---------------    -------------  ------------
   At end of year                                   $ 726,340,891  $ 379,962,896   $    64,558,875    $ 723,301,105  $ 50,397,443
                                                    =============  =============   ===============    =============  ============
   ACCUMULATED UNDISTRIBUTED NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS AT END OF
     YEAR                                           $  37,589,958  $  36,421,946   $       476,221    $          --  $  2,605,664
                                                    =============  =============   ===============    =============  ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                                  BOND SERIES
                                                                       -----------------------------------------------------------
INITIAL CLASS SHARES                                                              YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                                       --------------------------------------------    DECEMBER 31,
                                                                         2002        2001        2000       1999          1998*
                                                                       ---------  ----------   ---------  ---------     ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                 $   11.34  $    10.91   $   10.36  $   10.69     $   10.00
                                                                       ---------  ----------   ---------  ---------     ---------
Income from investment operations# ^ --
  Net investment income                                                $    0.66  $     0.65   $    0.71  $    0.67     $    0.33
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            0.37        0.19        0.30      (0.85)         0.36
                                                                       ---------  ----------   ---------  ---------     ---------
      Total from investment operations                                 $    1.03  $     0.84   $    1.01  $   (0.18)    $    0.69
                                                                       ---------  ----------   ---------  ---------     ---------
Less distributions declared to shareholders
  From net investment income                                           $   (0.45) $    (0.41)  $   (0.46) $   (0.10)           --
  From net realized gain on investments and foreign currency
   transactions                                                            (0.03)         --          --      (0.05)           --
  In excess of net realized gain on investments and foreign
   currency transactions                                                   (0.04)         --          --      (0.00)+++        --
                                                                       ---------  ----------   ---------  ---------     ---------
      Total distributions declared to shareholders                     $   (0.52) $    (0.41)  $   (0.46) $   (0.15)           --
                                                                       ---------  ----------   ---------  ---------     ---------
Net asset value -- end of period                                       $   11.85  $    11.34   $   10.91  $   10.36     $   10.69
                                                                       =========  ==========   =========  =========     =========
TOTAL RETURN@                                                               9.53%       7.85%      10.18%     (1.69)%        6.90%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA^
  Expenses##                                                                0.68%       0.71%       0.72%      0.72%         1.03%+
  Net investment income^                                                    5.87%       5.80%       6.85%      6.37%         4.88%+
PORTFOLIO TURNOVER                                                           130%        236%        252%       267%          161%
NET ASSETS AT END OF PERIOD (000 OMITTED)                              $ 211,757  $  170,392   $  75,961  $  52,141     $  19,595

 ^ The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated.
   If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:

  Net investment income                                                       --          --          --         --     $    0.33
  RATIOS (TO AVERAGE NET ASSETS):
      Expenses##                                                              --          --          --         --          1.07%+
      Net investment income                                                   --          --          --         --          4.84%+

                                                                                           BOND SERIES
                                                                              --------------------------------------
                                                                                 YEAR ENDED         PERIOD ENDED
SERVICE CLASS SHARES                                                          DECEMBER 31, 2002  DECEMBER 31, 2001**
                                                                              -----------------  -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $  11.32           $   11.19
                                                                                  --------           ---------
Income from investment operations#^ --
  Net investment income                                                           $   0.63           $    0.22
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                                       .38               (0.09)
                                                                                  --------           ---------
      Total from investment operations                                            $   1.01           $    0.13
                                                                                  --------           ---------
Less distributions declared to shareholders
  From net investment income                                                      $  (0.45)                 --
  From net realized gain on investments and foreign currency transactions            (0.03)                 --
  In excess of net realized gain on investments and
   foreign currency transactions                                                     (0.04)                 --
                                                                                  --------           ---------
      Total distributions declared to shareholders                                $  (0.52)                 --
                                                                                  --------           ---------
Net asset value -- end of period                                                  $  11.81           $   11.32
                                                                                  ========           =========
TOTAL RETURN@                                                                         9.34%               1.16%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA
  Expenses##                                                                          0.93%               0.96%+
  Net investment income^                                                              5.62%               5.52%+
Portfolio turnover                                                                     130%                236%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                         $ 36,960           $  10,468

  + Annualized
 ++ Not Annualized
+++ Per share amount was less than $0.01.
  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of the Service Class Shares,
    August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As, required effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for both classes, for the year ended ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                     EMERGING MARKET EQUITY SERIES
                                                                      ----------------------------------------------------------
INITIAL CLASS SHARES                                                                    YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------------------------------
                                                                         2002       2001        2000          1999       1998
                                                                      ---------   ---------   ---------     ---------  ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                $    8.73   $    8.82   $   11.42     $    7.49  $   11.04
                                                                      ---------   ---------   ---------     ---------  ---------
Income from investment operations#^--
  Net investment income (loss)                                        $    0.09   $    0.14   $   (0.01)    $    0.04  $    0.09
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (0.24)      (0.23)      (2.59)         3.89      (3.30)
                                                                      ---------   ---------   ---------     ---------  ---------
      Total from investment operations                                $   (0.15)  $   (0.09)  $   (2.60)    $    3.93  $   (3.21)
                                                                      ---------   ---------   ---------     ---------  ---------
Less distributions declared to shareholders
  From net investment income                                          $   (0.10)  $      --   $   (0.00)+++ $      --  $   (0.13)
  From net realized gain on investments and
   foreign currency transactions                                             --          --          --            --      (0.10)
  In excess of net investment income and
   foreign currency transactions                                             --          --          --            --      (0.05)
  From paid in capital                                                       --          --          --            --      (0.06)
                                                                      ---------   ---------   ---------     ---------  ---------
      Total distributions declared to shareholders                    $   (0.10)  $      --   $      --     $      --  $   (0.34)
                                                                      ---------   ---------   ---------     ---------  ---------
Net asset value -- end of period                                      $    8.48   $    8.73   $    8.82     $   11.42  $    7.49
                                                                      =========   =========   =========     =========  =========
total return@                                                             (1.88)%     (1.02)%    (22.76)%       52.47%    (29.98)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA^:
  Expenses##                                                               1.49%       1.62%       1.57%         1.60%      1.59%
  Net investment income^                                                   1.01%       1.63%      (0.12)%        0.44%      1.03%
PORTFOLIO TURNOVER                                                          246%        179%        149%          137%        92%
NET ASSETS AT END OF PERIOD (000 OMITTED)                             $  30,393   $  32,175   $  36,345     $  38,139  $  17,119

                                                                                EMERGING MARKET EQUITY SERIES
                                                                             -------------------------------------
                                                                                YEAR ENDED        PERIOD ENDED
SERVICE CLASS SHARES                                                         DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                             -----------------  ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of period                                             $    8.72         $    8.35
                                                                                  ---------         ---------
Income from investment operations#^ --
  Net investment income                                                           $    0.06              0.00+++
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                                  (0.23)             0.37
                                                                                  ---------         ---------
      Total from investment operations                                            $   (0.17)        $    0.37
                                                                                  ---------         ---------
Less distributions declared to shareholders
  From net investment income                                                      $   (0.10)        $      --
                                                                                  ---------         ---------
      Total distributions declared to shareholders                                $   (0.10)        $      --
                                                                                  =========         =========
Net asset value-- end of period                                                   $    8.45         $    8.72
                                                                                  =========         =========
total return@                                                                         (2.12)%            4.43%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA^:
  Expenses##                                                                           1.74%             1.87%+
  Net investment income^                                                               0.70%             0.22%+
PORTFOLIO TURNOVER                                                                      246%              179%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                         $   2,066         $     381

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  * For the period from the commencement of the series' operations, August 24, 2001 through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As, required effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             See notes to financial statements.

                                                                                      GLOBAL ASSET ALLOCATION SERIES
                                                                         ---------------------------------------------------------
INITIAL CLASS SHARES                                                                      YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                           2002        2001        2000        1999        1998
                                                                         ---------   ---------   ---------   ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $   11.76   $   14.96   $   16.19   $   14.45   $   14.54
                                                                         ---------   ---------   ---------   ---------   ---------
Income from investment operations#^ --
  Net investment income                                                  $    0.25   $    0.31   $    0.46   $    0.35   $    0.47
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                                      (1.04)      (1.52)      (0.83)       2.20        0.54
                                                                         ---------   ---------   ---------   ---------   ---------
      Total from investment operations                                   $   (0.79)  $   (1.21)  $   (0.37)  $    2.55   $    1.01
                                                                         ---------   ---------   ---------   ---------   ---------
Less distributions declared to shareholders--
  From net investment income                                             $   (0.37)  $   (0.68)  $   (0.73)  $   (0.78)  $   (0.50)
  From net realized gain on investments
   and foreign currency transactions                                            --       (1.19)      (0.13)      (0.03)      (0.60)
  In excess of net realized gain on investments
   and foreign currency transactions                                            --       (0.12)         --          --          --
                                                                         ---------   ---------   ---------   ---------   ---------
      Total distributions declared to shareholders                       $   (0.37)  $   (1.99)  $   (0.86)  $   (0.81)  $   (1.10)
                                                                         ---------   ---------   ---------   ---------   ---------
Net asset value -- end of period                                         $   10.60   $   11.76   $   14.96   $   16.19   $   14.45
                                                                         =========   =========   =========   =========   =========
TOTAL RETURN@                                                               (6.94)%     (8.89)%     (2.31)%     18.48%       6.60%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                  0.91%       0.95%       0.90%       0.89%       0.90%
  Net investment income^                                                      2.30%       2.38%       2.93%       2.44%       3.21%
Portfolio turnover                                                             163%        137%        144%        180%        163%
Net assets at end of period (000 Omitted)                                $  62,825   $  87,195   $ 115,411   $ 125,074   $ 126,641

                                                                                  GLOBAL ASSET ALLOCATION SERIES
                                                                               -------------------------------------
                                                                                  YEAR ENDED        PERIOD ENDED
SERVICE CLASS SHARES                                                           DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                               -----------------  ------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                              $   11.77         $   12.01
                                                                                   ---------         ---------
Income from investment operations #^ --
  Net investment income                                                            $    0.23         $    0.07
  Net realized and unrealized loss on investments and foreign currency                 (1.06)            (0.31)
                                                                                   ---------         ---------
      Total from investment operations                                             $   (0.83)        $   (0.24)
                                                                                   ---------         ---------
Less distributions declared to shareholders --
  From net investment income                                                       $   (0.37)        $      --
  From net realized gain on investments and foreign currency transactions                 --                --
                                                                                   ---------         ---------
      Total distributions declared to shareholders                                 $   (0.37)        $      --
                                                                                   ---------         ---------
Net asset value -- end of period                                                   $   10.57         $   11.77
                                                                                   =========         =========
TOTAL RETURN@                                                                          (7.14)%           (1.99)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                            1.16%             1.20%+
  Net investment income^                                                                2.08%             1.65%+
Portfolio turnover                                                                       163%              137%
Net assets at end of period (000 Omitted)                                          $   1,874         $     505

  + Annualized
 ++ Not annualized.
  * For the period from the inception of the Service Class, August 24 2001, through December 31, 2001.
  # Per share data are based on average assets outstanding
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the initial class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, and increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by 0.08%. The effect of this change on the Service Class for the same period was to decrease net Investment Income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net asset by 0.07%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                       GLOBAL GOVERNMENTS SERIES
                                                                    -------------------------------------------------------------
INITIAL CLASS SHARES                                                                       YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------------------------
                                                                      2002        2001        2000          1999         1998
                                                                    ---------   ---------   ---------     ---------     ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                              $    9.74   $    9.95   $   10.27     $   12.23     $   10.72
                                                                    ---------   ---------   ---------     ---------     ---------
Income from investment operations#^ --
  Net investment income                                             $    0.35   $    0.38   $    0.50     $    0.50     $    0.53
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         1.66       (0.59)      (0.40)        (1.11)         1.11
                                                                    ---------   ---------   ---------     ---------     ---------
      Total from investment operations                              $    2.01   $   (0.21)  $    0.10     $   (0.61)    $    1.64
                                                                    ---------   ---------   ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                                        $      --   $      --   $   (0.42)    $   (1.01)    $   (0.13)
  From net realized gain on investments and
   foreign currency transactions                                           --          --          --         (0.34)           --
  In excess of net realized gain on investments and
   foreign currency transactions                                           --          --          --         (0.00)+++        --
  From paid-in capital                                                     --          --       (0.00)+++        --            --
                                                                    ---------   ---------   ---------     ---------     ---------
      Total distributions declared to shareholders                  $      --   $      --   $   (0.42)    $   (1.35)    $   (0.13)
                                                                    ---------   ---------   ---------     ---------     ---------
Net asset value -- end of period                                    $   11.75   $    9.74   $    9.95     $   10.27     $   12.23
                                                                    =========   =========   =========     =========     =========
TOTAL RETURN@                                                           20.64%      (2.11)%      1.22%        (5.18)%       15.46%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                             0.93%       0.98%       0.94%         0.90%         0.88%
  Net investment income^                                                 3.36%       3.81%       5.11%         4.55%         4.75%
PORTFOLIO TURNOVER                                                        120%         67%        131%          176%          315%
NET ASSETS AT END OF PERIOD (000 OMITTED)                           $  70,613   $  50,189   $  61,441     $  74,318     $  99,220

                                                                                    GLOBAL GOVERNMENTS SERIES
                                                                               -------------------------------------
                                                                                   YEAR ENDED      PERIOD ENDED
SERVICE CLASS SHARES                                                           DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                               -----------------  ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                             $    9.73         $    9.98
                                                                                   ---------         ---------
Income from investment operations#^ --
  Net investment income                                                            $    0.33         $    0.12
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                                    1.65             (0.37)
                                                                                   ---------         ---------
      Total from investment operations                                             $    1.98         $   (0.25)
Less distributions declared to shareholders --
  From net investment income                                                       $      --         $      --
  From net realized gain on investments and foreign
   currency transactions                                                                  --                --
  In excess of net realized gain on investments and
   foreign currency transactions                                                          --                --
  From paid-in capital                                                                    --                --
                                                                                   ---------         ---------
      Total distributions declared to shareholders                                 $      --         $      --
                                                                                   ---------         ---------
Net asset value -- end of period                                                   $   11.71         $    9.73
                                                                                   =========         =========
TOTAL RETURN@                                                                          20.35%            (2.51)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                            1.18%             1.23%+
  Net investment income^                                                                3.03%             3.34%+
PORTFOLIO TURNOVER                                                                       120%               67%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                          $   3,969         $     169

  + Annualized
 ++ Not Annualized
+++ Per share amount was less than $0.01
  * For the period from the inception of the Service Class, August 24 2001, through December 31, 2001.
  # Per share data are based on average assets outstanding
 ## Rations do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
  ^ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the initial class for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets decreased by 0.40%. The effect of this change on the Service Class for the same period was to decrease net Investment Income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net asset by 0.38%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                          GLOBAL TOTAL RETURN SERIES
                                                                         ----------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------------------------------
INITIAL CLASS SHARES                                                       2002        2001         2000        1999        1998
                                                                         ---------   ---------    ---------   ---------   ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $   13.28   $   15.74    $   16.65   $   16.61   $   14.70
                                                                         ---------   ---------    ---------   ---------   ---------
Income from investment operations#^ --
  Net investment income                                                  $    0.31   $    0.31    $    0.50   $    0.39   $    0.38
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                             (0.23)      (1.24)       (0.16)       0.90        2.26
                                                                         ---------   ---------    ---------   ---------   ---------
      Total from investment operations                                   $    0.08   $   (0.93)   $    0.34   $    1.29   $    2.64
                                                                         ---------   ---------    ---------   ---------   ---------
Less distributions declared to shareholders
  From net investment income                                             $   (0.25)  $   (0.61)   $   (0.37)  $   (0.52)  $   (0.32)
  From net realized gain on investments
   and foreign currency transactions                                            --       (0.92)       (0.88)      (0.73)  $   (0.41)
  In excess of net realized gain on investments                                 --       (0.00)**        --          --          --
                                                                         ---------   ---------    ---------   ---------   ---------
      Total distributions declared to shareholders                       $   (0.25)  $   (1.53)   $   (1.25)  $   (1.25)  $   (0.73)
                                                                         ---------   ---------    ---------   ---------   ---------
Net asset value -- end of period                                         $   13.11   $   13.28    $   15.74   $   16.65   $   16.61
                                                                         =========   =========    =========   =========   =========
TOTAL RETURN@                                                                 0.58%      (6.17)%       2.28%       8.43%      18.37%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                  0.90%       0.91%        0.91%       0.89%       0.93%
  Net investment income^                                                      2.34%       2.19%        3.13%       2.48%       2.44%
Portfolio turnover                                                              84%         66%          86%        116%        141%
Net assets at end of period (000 Omitted)                                $  80,150   $  88,199    $ 101,692   $ 107,099   $  99,955

                                                                                    GLOBAL TOTAL RETURN SERIES
                                                                              --------------------------------------
                                                                                   YEAR ENDED      PERIOD ENDED
SERVICE CLASS SHARES                                                          DECEMEBER 31, 2002  DECEMBER 31, 2001*
                                                                              ------------------  ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $   13.28         $   13.58
                                                                                   ---------         ---------
Income from investment operations#^ --
  Net investment income                                                            $    0.27         $    0.09
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                                   (0.22)            (0.39)+++
                                                                                   ---------         ---------
      Total from investment operations                                             $    0.05         $   (0.30)
                                                                                   ---------         ---------
Less distributions declared to shareholders
  From net investment income                                                       $   (0.25)               --
                                                                                   ---------         ---------
      Total distributions declared to shareholders                                 $   (0.25)               --
                                                                                   ---------         ---------
Net asset value -- end of period                                                   $   13.08         $   13.28
                                                                                   =========         =========
TOTAL RETURN@                                                                           0.41%            (2.20)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                            1.15%             1.16%+
  Net investment income^                                                                2.10%             1.82%+
Portfolio turnover                                                                        84%               66%
Net assets at end of period (000 Omitted)                                          $   5,699         $   1,476

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 ** Per share amount was less than $0.01.
  + Annualized
 ++ Not Annualized
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becaue of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. The effect of this change on the Service Class for the same period was to decrease net Investment Income per share by less than $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                        GOVERNMENT SECURITIES SERIES
                                                                         ---------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
INITIAL CLASS SHARES                                                       2002        2001        2000        1999        1998
                                                                         ---------   ---------   ---------   ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $   13.28   $   13.11   $   12.48   $   13.40   $   13.04
                                                                         ---------   ---------   ---------   ---------   ---------
Income from investment operations#^--
  Net investment income                                                  $    0.58   $    0.73   $    0.81   $    0.81   $    0.77
  Net realized and unrealized gain (loss) on investments                      0.67        0.22        0.62       (1.06)       0.32
                                                                         ---------   ---------   ---------   ---------   ---------
      Total from investment operations                                   $    1.25   $    0.95   $    1.43   $   (0.25)  $    1.09
                                                                         ---------   ---------   ---------   ---------   ---------
Less distributions declared to shareholders
 from net investment income                                              $   (0.68)  $   (0.78)  $   (0.80)  $   (0.67)  $   (0.73)
                                                                         ---------   ---------   ---------   ---------   ---------
      Total distributions declared to shareholders                       $   (0.68)  $   (0.78)  $   (0.80)  $   (0.67)  $   (0.73)
                                                                         ---------   ---------   ---------   ---------   ---------
Net asset value -- end of period                                         $   13.85   $   13.28   $   13.11   $   12.48   $   13.40
                                                                         =========   =========   =========   =========   =========
TOTAL RETURN@                                                                 9.80%       7.47%      12.11%      (1.88)%      8.70%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                  0.60%       0.62%       0.62%       0.61%       0.62%
  Net investment income^                                                      4.33%       5.55%       6.47%       6.30%       5.82%
Portfolio turnover                                                             157%         97%         70%         83%        107%
Net assets at end of period  (000 Omitted)                               $ 877,180   $ 696,167   $ 567,008   $ 510,760   $ 457,474

                                                                                  GOVERNMENT SECURITIES SERIES
                                                                               ------------------------------------
                                                                                  YEAR ENDED        PERIOD ENDED
SERVICE CLASS SHARES                                                           DECEMBER 31, 2002 DECEMBER 31, 2001*
                                                                               ----------------- ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                             $   13.27         $   13.06
                                                                                   ---------         ---------
Income from investment operations#^--
  Net investment income                                                            $    0.51         $    0.28
  Net realized and unrealized gain (loss) on investments                                0.71             (0.07)
                                                                                   ---------         ---------
      Total from investment operations                                             $    1.22         $    0.21
                                                                                   ---------         ---------
Less distributions declared to shareholders
  from net investment income                                                       $   (0.68)        $      --
                                                                                   ---------         ---------
      Total distributions declared to shareholders                                 $   (0.68)        $      --
                                                                                   ---------         ---------
Net asset value -- end of period                                                   $   13.81         $   13.27
                                                                                   =========         =========
TOTAL RETURN@                                                                           9.55%             1.61%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                            0.85%             0.87%+
  Net investment income^                                                                3.86%             5.52%+
Portfolio turnover                                                                       157%               97%
Net assets at end of period  (000 Omitted)                                         $ 132,071         $  30,174

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Intial Class for the period ending December 31, 2001, was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net Investment Income per share by $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                          HIGH YIELD SERIES
                                                                     ------------------------------------------------------------
INITIAL CLASS SHARES                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):       2002         2001         2000         1999          1998
                                                                     ---------  ----------   ----------   ----------   ----------
Net asset value -- beginning of period                               $    7.05  $     7.63   $     9.02   $     9.16   $     9.71
                                                                     ---------  ----------   ----------   ----------   ----------
Income from investment operations# ^ --
  Net investment income                                              $    0.61  $     0.73   $     0.84   $     0.83   $     0.83
  Net realized and unrealized loss on investments
    and foreign currency                                                 (0.42)      (0.57)       (1.39)       (0.20)       (0.75)
                                                                     ---------  ----------   ----------   ----------   ----------
      Total from investment operations                               $    0.19  $     0.16   $    (0.55)  $     0.63   $     0.08
                                                                     ---------  ----------   ----------   ----------   ----------
Less distributions declared to shareholders
  from net investment income                                         $   (0.68) $    (0.74)  $    (0.84)  $    (0.77)  $    (0.63)
                                                                     ---------  ----------   ----------   ----------   ----------
      Total distributions declared to shareholders                   $   (0.68) $    (0.74)  $    (0.84)  $    (0.77)  $    (0.63)
                                                                     ---------  ----------   ----------   ----------   ----------
Net asset value -- end of period                                     $    6.56  $     7.05   $     7.63   $     9.02   $     9.16
                                                                     =========  ==========   ==========   ==========   ==========
TOTAL RETURN@                                                             2.70%       1.80%       (6.79)%       6.92%        0.58%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                              0.82%       0.84%        0.83%        0.83%        0.82%
  Net investment income^                                                  9.15%       9.93%        9.96%        9.10%        8.78%
Portfolio turnover                                                          75%         58%          56%          86%         135%
Net assets at end of period (000 Omitted)                            $ 305,487  $  367,973   $  333,042   $  355,100   $  326,232


                                                                              HIGH YIELD SERIES
                                                                     -------------------------------------
                                                                        YEAR ENDED         PERIOD ENDED
SERVICE CLASS SHARES                                                 DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                     -----------------  ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $    7.04          $    7.09
                                                                         ---------          ---------
Income from investment operations# ^ --
  Net investment income                                                  $    0.58          $    0.25
  Net realized and unrealized loss on investments and
   foreign currency                                                          (0.41)             (0.30)
                                                                         ---------          ---------
      Total from investment operations                                   $    0.17          $   (0.05)
                                                                         ---------          ---------
Less distributions declared to shareholders
  from net investment income                                             $   (0.68)         $      --
                                                                         ---------          ---------
      Total distributions declared to shareholders                       $   (0.68)         $      --
                                                                         ---------          ---------
Net asset value -- end of period                                         $    6.53          $    7.04
                                                                         =========          =========
TOTAL RETURN@                                                                 2.37%              1.66%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                  1.07%              1.09%+
  Net investment income^                                                      8.99%              9.55%+
Portfolio turnover                                                              75%                58%
Net assets at end of period (000 Omitted)                                $  44,533          $  11,990

 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial class for the period ending December 31, 2001, was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by 0.01%. The effect of this change on the Service Class for the same period was to decrease net Investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                 INTERNATIONAL VALUE SERIES
                                                              ---------------------------------------------------------------------
INITIAL CLASS SHARES                                                                 YEAR ENDED DECEMBER 31
                                                              ---------------------------------------------------------------------
                                                                 2002            2001           2000           1999           1998
                                                               --------       --------       --------       --------       --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value -- beginning of period                         $   9.93       $  13.16       $  14.97       $  13.19       $  11.17
                                                               --------       --------       --------       --------       --------
Income from investment operations#
  Net investment income                                        $   0.09       $   0.08       $   0.25       $   0.12       $   0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                  (0.66)         (1.89)         (0.58)          2.07           2.31
                                                               --------       --------       --------       --------       --------
      Total from investment operations                         $  (0.57)      $  (1.81)      $  (0.33)      $   2.19       $   2.41
                                                               --------       --------       --------       --------       --------
Less distributions declared to shareholders
  From net investment income                                   $  (0.08)      $  (0.24)      $  (0.12)      $  (0.09)      $  (0.11)
  From net realized gain on investments and foreign
   currency transactions                                             --          (1.12)         (1.36)         (0.32)         (0.28)
  In excess of net realized gain on investments and
    foreign currency transactions                                    --          (0.06)            --             --             --
                                                               --------       --------       --------       --------       --------
      Total distributions declared to shareholders             $  (0.08)      $  (1.42)      $  (1.48)      $  (0.41)      $  (0.39)
                                                               --------       --------       --------       --------       --------
Net asset value -- end of period                               $   9.28       $   9.93       $  13.16       $  14.97       $  13.19
                                                               ========       ========       ========       ========       ========
TOTAL RETURN@                                                     (5.86)%       (14.63)%        (2.33)%        17.20%         21.68%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                       1.24%          1.23%          1.21%          1.16%          1.16%
  Net investment income                                            0.91%          0.76%          1.81%          0.96%          0.79%
Portfolio turnover                                                   80%           112%            80%           103%            54%
Net assets at end of period (000 omitted)                      $ 50,609       $ 64,134       $ 82,942       $ 84,569       $ 75,410

                                                                                 INTERNATIONAL VALUE SERIES
                                                                           -------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SERVICE CLASS SHARES                                                       DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                           -----------------  ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
NET ASSET VALUE -- BEGINNING OF PERIOD                                        $       9.93     $      10.57
                                                                              ------------     ------------
Income from investment operations#--
  Net investment loss                                                         $       0.04     $      (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                                    (0.62)           (0.63)+++
                                                                              ------------     ------------
      Total from investment operations                                        $      (0.58)    $      (0.64)
Less distributions declared to shareholders
  From net investment income                                                  $      (0.08)    $         --
                                                                              ------------     ------------
      Total distributions declared to shareholders                            $      (0.08)    $         --
                                                                              ------------     ------------
Net asset value -- end of period                                              $       9.27     $       9.93
                                                                              ============     ============
TOTAL RETURN@                                                                        (5.97)%          (6.05)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                          1.49%            1.48%+
  Net investment income                                                               0.44%           (0.17)%+
Portfolio turnover                                                                      80%             112%
Net assets at end of period (000 omitted)                                     $      2,246     $        425

 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.) Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                   MONEY MARKET SERIES
                                                              -------------------------------------------------------------
INITIAL CLASS SHARES                                                             YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                 2002        2001         2000         1999         1998
                                                              ---------    ---------    ---------    ---------    ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value -- beginning of period                        $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              ---------    ---------    ---------    ---------    ---------
Income from investment operations# --
  Net investment income                                       $    0.01    $    0.04    $    0.06    $    0.05    $    0.05
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions from net investment income                 $   (0.01)   $   (0.04)   $   (0.06)   $   (0.05)   $   (0.05)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value -- end of period                              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              =========    =========    =========    =========    =========
TOTAL RETURN@                                                      1.27%        3.78%        5.95%        4.66%        5.02%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                       0.57%        0.57%        0.58%        0.57%        0.56%
  Net investment income                                            1.27%        3.56%        5.76%        4.57%        4.94%
Net assets at end of period (000 Omitted)                     $ 690,127    $ 702,808    $ 476,370    $ 501,914    $ 465,545

                                                                                 MONEY MARKET SERIES
                                                                       ----------------------------------------
                                                                          YEAR ENDED           PERIOD ENDED
SERVICE CLASS SHARES                                                   DECEMBER 31, 2002     DECEMBER 31, 2001*
                                                                       -----------------     ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $    1.00            $    1.00
                                                                            ---------            ---------
Income from investment operations#--
  Net investment income                                                     $    0.01            $    0.01
                                                                            ---------            ---------
Less distributions from net investment income                               $   (0.01)           $   (0.01)
                                                                            ---------            ---------
Net asset value -- end of period                                            $    1.00            $    1.00
                                                                            =========            =========
TOTAL RETURN@                                                                    1.02%                0.72%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                     0.82%                0.82%+
  Net investment income                                                          0.99%                3.31%+
Net assets at end of period (000 Omitted)                                   $  52,745            $  20,493

 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  STRATEGIC INCOME SERIES
                                                               ------------------------------------------------------------
INITIAL CLASS SHARES                                                              YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 2002         2001         2000         1999          1998*
                                                               --------     --------     --------     --------     --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value -- beginning of period                         $  10.04     $  10.10     $  10.25     $  10.04     $  10.00
                                                               --------     --------     --------     --------     --------
Income from investment operations#--
  Net investment income^                                       $   0.57     $   0.67     $   0.79     $   0.70     $   0.42
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                0.16        (0.34)       (0.51)       (0.25)       (0.38)
                                                               --------     --------     --------     --------     --------
      Total from investment operations                         $   0.73     $   0.33     $   0.28     $   0.45     $   0.04
                                                               --------     --------     --------     --------     --------
Less distributions declared to shareholders --
  From net investment income                                   $  (0.46)    $  (0.35)    $  (0.43)    $  (0.14)    $     --
  From net realized gain on investments and foreign currency
    transactions                                                     --        (0.03)          --        (0.04)          --
  In excess of net realized gain on investments and foreign
    currency transactions                                            --        (0.01)          --        (0.06)          --
                                                               --------     --------     --------     --------     --------
      Total distributions declared to shareholders             $  (0.46)    $  (0.39)    $  (0.43)    $  (0.24)    $     --
                                                               --------     --------     --------     --------     --------
Net asset value -- end of period                               $  10.31     $  10.04     $  10.10     $  10.25     $  10.04
                                                               ========     ========     ========     ========     ========
TOTAL RETURN@                                                      7.52%        3.31%        2.87%        4.61%        0.40%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA^:
  Expenses##                                                       0.86%        1.01%        0.98%        1.08%        1.29%+
  Net investment income                                            5.74%        6.69%        7.90%        6.90%        6.52%+
Portfolio turnover                                                  137%         179%         107%         150%         182%
Net assets at end of period (000 Omitted)                      $ 56,980     $ 47,813     $ 33,323     $ 19,683     $  7,780

^  The investment adviser voluntarily waived a portion of its fee for the
   Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:
   Net investment income                                             --           --           --           --     $   0.41
   Ratios (to average net assets):
     Expenses##                                                      --           --           --           --         1.42%+
     Net investment income                                           --           --           --           --         6.41%+

                                                                               STRATEGIC INCOME SERIES
                                                                       ---------------------------------------
                                                                          YEAR ENDED         PERIOD ENDED
SERVICE CLASS SHARES                                                   DECEMBER 31, 2002  DECEMBER 31, 2001**
                                                                       -----------------  --------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                       $   10.03         $    9.91
                                                                             ---------         ---------

Income from investment operations#
  Net investment income^                                                     $    0.53         $    0.21
  Net realized and unrealized loss on investments and foreign currency            0.18             (0.09)
                                                                             ---------         ---------
      Total from investment operations                                       $    0.71         $    0.12
                                                                             ---------         ---------
  From net investment income                                                 $   (0.46)        $      --
                                                                             ---------         ---------
      Total distributions declared to shareholders                           $   (0.46)        $    0.00
                                                                             ---------         ---------
Net asset value -- end of period                                             $   10.28         $   10.03
                                                                             =========         =========
TOTAL RETURN@                                                                     7.31%             3.20%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA^:
  Expenses##                                                                      1.11%             1.26%+
  Net investment income                                                           5.41%             6.00%+
Portfolio turnover                                                                 137%              179%
Net assets at end of period (000 Omitted)                                    $  12,979         $   2,585

 * For the period from the inception of the series' investment operations, May 6, 1998 through December 31, 1998.
** For the period from the inception of the Service Class Shares, August 24,
   2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 ^ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the initial class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by 0.06%. The effect of this change on the Service Class for the same period was to decrease net Investment Income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net asset by 0.06%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Asset Allocation Series*, Global Governments Series*, Global Growth Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Value Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Government Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Strategic Value Series was known as the Global Health Science Series until its name was changed on April 30, 2002. The Mid Cap Value Series was known as the International New Discovery Series until its name changed on April 30, 2002. The International Value Series was known as the International Investors Trust Series until its name was changed on October 15, 2002. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's, compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS -- Certain series may enter into repurchase agreements with institutions that the series' investment adviser has determined are credit worthy. Each repurchase agreement is recorded at cost. Such series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

FUTURES CONTRACTS -- Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS -- State Street Bank and Trust Company (OState StreetO) and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                                                                 EMERGING       GLOBAL ASSET
                                                                               MARKET EQUITY     ALLOCATION
                                                                                   SERIES          SERIES
      ------------------------------------------------------------------------------------------------------
      Value of securities loaned                                               $   2,805,491   $     235,718
      Collateralized by:
        Cash                                                                   $   2,899,317   $     249,700

                                                                               GLOBAL TOTAL    INTERNATIONAL
                                                                               RETURN SERIES    VALUE SERIES
      ------------------------------------------------------------------------------------------------------
      Value of securities loaned                                               $      91,488   $   6,327,533
      Collateralized by:
        Cash                                                                   $      94,347   $   6,651,908

                                                                             EMERGING MARKETS EQUITY SERIES
                                                                             -------------------------------
                                                                                                 AMORTIZED
                                                                                                  COST AND
      ISSUER                                                                      SHARES           VALUE
      ------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio                                 2,899,317   $   2,899,317

                                                                              GLOBAL ASSET ALLOCATION SERIES
                                                                             -------------------------------
                                                                                                 AMORTIZED
                                                                                                  COST AND
      ISSUER                                                                      SHARES            VALUE
      ------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio                                   249,700   $     249,700

                                                                               GLOBAL TOTAL RETURN SERIES
                                                                             -------------------------------
                                                                                                 AMORTIZED
                                                                                                  COST AND
      ISSUER                                                                      SHARES            VALUE
      ------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio                                    94,347   $      94,347

                                                                               INTERNATIONAL VALUE SERIES
                                                                             -------------------------------
                                                                                                 AMORTIZED
                                                                                                  COST AND
      ISSUER                                                                      SHARES            VALUE
      ------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio                                 6,651,908   $   6,651,908

Forward Foreign Currency Exchange Contracts -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS -- Certain series of the trust may enter into swap agreements. A swap is an exchange of cash payments between the series and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The series uses swaps for both hedging and non-hedging purposes. For hedging purposes, the series may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the series may use swaps to take a position on anticipated changes in the underlying financial index.

SHORT SALES -- Certain series of the trust may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series of the trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Certain series of the trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                                 EMERGING MARKET GLOBAL ASSET     GLOBAL        GLOBAL
                                                        BOND          EQUITY      ALLOCATION    GOVERNMENTS  TOTAL RETURN
                                                       SERIES         SERIES        SERIES        SERIES        SERIES
      -------------------------------------------------------------------------------------------------------------------
      Balance credits                                 $  4,108       $   1,775     $    947      $   3,311     $    515
      Directed brokerage credits                            --              --          381             --          494
                                                      --------       ---------     --------      ---------     --------
      Total                                           $  4,108       $   1,775     $  1,328      $   3,311     $  1,009
                                                      --------       ---------     --------      ---------     --------

                                                                                 INTERNATIONAL   STRATEGIC
                                                     GOVERNMENT     HIGH YIELD       VALUE        INCOME
                                                  SECURITIES SERIES   SERIES        SERIES        SERIES
      ----------------------------------------------------------------------------------------------------
      Balance credits                                 $  3,074       $   4,508     $     --      $   2,310
      Directed brokerage credits                            --              --        1,107             --
                                                      --------       ---------     --------      ---------
      Total                                           $  3,074       $   4,508     $  1,107      $   2,310
                                                      --------       ---------     --------      ---------

TAX MATTERS AND DISTRIBUTIONS -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting and the offset of net investment loss against short-term capital gains.

                                                                                                           GLOBAL
                                                                    EMERGING MARKET    GLOBAL ASSET      GOVERNMENTS   GLOBAL TOTAL
                                                        BOND SERIES  EQUITY SERIES   ALLOCATION SERIES       SERIES    RETURN SERIES
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                         $ (275,554)  $        --     $      (145)       $        --     $   (9,487)
Accumulated undistributed net realized gain on
  investments  and foreign currency transactions          (441,890)      179,207       1,053,745         (1,256,138)       (16,333)
Accumulated undistributed net investment income(loss)      717,444      (179,207)     (1,053,600)         1,256,138         25,820

                                                        GOVERNMENT
                                                         SECURITIES   HIGH YIELD  INTERNATIONAL  MONEY MARKET   STRATEGIC INCOME
                                                           SERIES       SERIES    VALUE SERIES      SERIES           SERIES
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                        $        --    $  (701,562)  $       --    $    (141)    $     (109)
Accumulated undistributed net realized gain on
  investments and foreign currency transactions         (6,334,245)      (948,625)      (4,277)         141        150,597
Accumulated undistributed net investment income(loss)    6,334,245      1,650,187        4,277           --       (150,488)

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 were as follows:

                                          BOND SERIES           EMERGING MARKETS EQUITY SERIES    GLOBAL ASSET ALLOCATION SERIES
                                  ---------------------------   ------------------------------    ------------------------------
                                           DECEMBER 31,                   DECEMBER 31,                    DECEMBER 31,
                                  ---------------------------   ------------------------------    ------------------------------
                                       2002            2001         2002             2001            2002            2001
                                  ---------------------------   ------------------------------    ------------------------------
Distributions declared from:
Ordinary income                   $ 8,505,967     $ 4,112,856     $   463,827     $        --     $ 2,616,033       $  6,671,739
Long-term capital gain                363,576              --              --              --              --          7,880,554
                                  -----------     -----------     -----------     ---------       -----------       ------------
Total distributions declared      $ 8,869,543     $ 4,112,856     $        --     $        --     $        --       $ 14,552,293

                                   GLOBAL GOVERMENTS SERIES       GLOBAL TOTAL RETURN SERIES       GOVERNMENT SECURITIES SERIES
                                  ---------------------------   ------------------------------    ------------------------------
                                         DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                  ---------------------------   ------------------------------    ------------------------------
                                     2002            2001            2002            2001            2002            2001
                                  ---------------------------   ------------------------------    ------------------------------
Distributions declared from:
Ordinary income                   $        --     $        --     $ 1,670,443     $ 3,964,049     $ 37,590,717      $ 33,875,836
Long-term capital gain                     --              --              --       5,860,343               --                --
                                  -----------     -----------     -----------     ---------       -----------       ------------
Total distributions declared      $        --     $        --     $ 1,670,443     $ 9,824,392     $ 37,590,717      $ 33,875,836

                                       HIGH YIELD SERIES          INTERNATIONAL VALUE SERIES          MONEY MARKET SERIES
                                  ---------------------------     ---------------------------     ----------------------------
                                         DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                  ---------------------------     ---------------------------     ----------------------------
                                     2002            2001            2002            2001            2002            2001
                                  ---------------------------     ---------------------------     ----------------------------
Distributions declared from:
Ordinary income                   $ 37,605,782    $ 34,466,446     $   483,105     $ 2,552,895     $ 9,444,519    $ 21,952,049
Long-term capital gain                      --              --              --       6,322,499              --              --
                                  ------------    ------------     -----------     -----------     -----------    ------------
Total distributions declared      $ 37,605,782    $ 34,466,446     $   483,105     $ 8,875,394     $ 9,444,519    $ 21,952,049
                                  ------------    ------------     -----------     -----------     -----------    ------------

                                    STRATEGIC INCOME SERIES
                                  ---------------------------
                                         DECEMBER 31,
                                  ---------------------------
                                     2002            2001
                                  ---------------------------
Distributions declared from:
Ordinary income                   $ 2,648,795     $ 1,558,568
Long-term capital gain                     --           2,951
                                  -----------     -----------
Total distributions declared      $ 2,648,795     $ 1,561,519
                                  -----------     -----------

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                      EMERGING    GLOBAL ASSET     GLOBAL        GLOBAL
                                                       BOND            MARKETS     ALLOCATION    GOVERNMENTS  TOTAL RETURN
                                                      SERIES        EQUITY SERIES    SERIES        SERIES         SERIES
--------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                      $ 13,220,822   $     206,744   $ 1,782,758   $ 4,073,493    $ 2,270,806
Undistributed long-term capital gain                         --              --            --            --             --
Capital loss carryforward                            (3,624,387)     (9,346,700)  (16,974,610)   (1,698,799)    (3,089,988)
Unrealized gains (losses)                            10,142,335      (2,061,852)   (1,477,132)    3,940,493        271,129
Other temporary differences                            (202,701)        (12,916)     (674,643)     (311,285)      (340,282)

                                                    GOVERNMENT          HIGH      INTERNATIONAL     MONEY        STRATEGIC
                                                    SECURITIES          YIELD         VALUE        MARKET         INCOME
                                                      SERIES           SERIES        SERIES        SERIES         SERIES
--------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                      $ 45,337,877   $  34,952,131   $  548,,507   $     1,447    $ 3,502,632
Undistributed long-term capital gain                  6,295,879              --            --            --             --
Capital loss carryforward                                    --    (104,860,947)   (9,238,371)       (1,306)    (2,963,665)
Unrealized gain (losses)                             30,863,355     (33,483,461)   (2,108,040)           --     (2,074,991)
Other temporary differences                             (79,434)     (7,666,576)      (15,045)           --       (503,416)

At December 31, 2002, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                     BOND    EMERGING MARKETS     GLOBAL ASSET    GLOBAL GOVERNMENTS  GLOBAL TOTAL
EXPIRATION DATE                                     SERIES    EQUITY SERIES    ALLOCATION SERIES      SERIES         RETURN SERIES
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2006                                $        --   $ 2,810,575     $         --        $           --     $         --
December 31, 2007                                         --            --               --                    --               --
December 31, 2008                                         --            --               --             1,698,799               --
December 31, 2009                                         --     6,536,125       11,236,729                    --        1,908,710
December 31, 2010                                  3,624,387            --        5,737,881                    --        1,181,278
                                                 -----------   -----------     ------------        --------------     ------------
Total                                            $ 3,624,387   $ 9,346,700     $ 16,974,610        $    1,698,799     $  3,089,988
                                                 -----------   -----------     ------------        --------------     ------------

                                                                       HIGH     INTERNATIONAL     MONEY MARKET         STRATEGIC
EXPIRATION DATE                                                   YIELD SERIES  VALUE SERIES         SERIES          INCOME SERIES
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                                              $    2,157,902  $          --   $        --         $            --
December 31, 2004                                                          --             --           530                      --
December 31, 2006                                                   5,630,168             --            --                      --
December 31, 2007                                                   6,145,967             --            --                      --
December 31, 2008                                                   6,617,797             --            --                      --
December 31, 2009                                                  37,568,488      4,231,454            --                 541,986
December 31, 2010                                                  46,740,625      5,006,917           776               2,421,679
                                                               --------------  -------------   ------------------  ---------------
Total                                                          $  104,860,947  $   9,238,371   $     1,306         $     2,963,665
                                                               --------------  -------------   ------------------  ---------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST -- Each series of the trust offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER -- The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                              MANAGEMENT    TOTAL EXPENSE
                                                                  FEE         LIMITATION
      -----------------------------------------------------------------------------------
      Bond Series                                                  0.60%           N/A
      Emerging Markets Equity Series                               1.25%           N/A
      Global Asset Allocation Series                               0.75%*          N/A
      Global Governments Series                                    0.75%*         1.25%
      Global Total Return Series                                   0.75%*          N/A
      Government Securities Series                                 0.55%          1.25%
      High Yield Series                                            0.75%*         1.25%
      International Value Series                                  0.975%*          N/A
      Money Market Series                                          0.50%          0.60%**
      Strategic Income Series                                      0.75%           N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Value Series is reduced to 0.925% of the average daily net assets in excess of $500 million. The management fee for the High Yield Series is 075% of the first $1 billion of average daily net assets. The management fee is reduced to 0.70 of the daily net assets in excess of $1 billion.

** Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

Each series pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

      First $2 billion                                         0.0175%
      Next $2.5 billion                                        0.0130%
      Next $2.5 billion                                        0.0005%
      In excess of $7 billion                                  0.0000%

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                EMERGING MARKET     GLOBAL ASSET      GLOBAL
                                                     BOND           EQUITY          ALLOCATION      GOVERNMENTS   GLOBAL TOTAL
                                                    SERIES          SERIES            SERIES          SERIES      RETURN SERIES
-------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                       $ 133,140,045  $         --       $ 41,303,293    $ 22,892,225    $ 10,094,220
                                                 =============  ============       ============    ============    ============
Investments (non-U.S. government securities)     $ 192,152,722  $ 91,467,573       $ 69,531,922    $ 43,405,543    $ 57,422,547
                                                 =============  ============       ============    ============    ============

Sales
U.S. government securities                       $ 146,012,385  $         --       $ 43,106,834    $ 25,074,985   $  21,525,170
                                                 =============  ============       ============    ============   =============
Investments (non-U.S. government securities)     $ 124,378,695  $ 89,393,467       $ 81,680,926    $ 30,688,681   $  52,155,861
                                                 =============  ============       ============    ============   =============

                                                 GOVERNMENT                         INTERNATIONAL       STRATEGIC
                                                 SECURITIES        HIGH YIELD           VALUE            INCOME
                                                   SERIES            SERIES            SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                     $            --   $       957,292   $            --   $    38,892,301
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government                     1,438,278   $   264,389,781   $    45,965,160   $    53,316,123
                                               ===============   ===============   ===============   ===============

Sales
U.S. government securities                     $            --   $       955,930   $            --   $    35,873,876
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government               $       330,066   $   247,286,487   $    52,239,256   $    40,344,361
                                               ===============   ===============   ===============   ===============

Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $21,994,106,000 and $21,963,549,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                                  EMERGING        GLOBAL ASSET       GLOBAL           GLOBAL
                                                   BOND            MARKETS         ALLOCATION      GOVERNMENTS     TOTAL RETURN
                                                  SERIES        EQUITY SERIES        SERIES          SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                 $ 234,710,153    $  34,069,876    $  65,664,977    $  70,678,936    $  85,441,281
                                               =============    =============    =============    =============    =============
Gross unrealized appreciation                     12,084,023        1,200,591        2,668,107        4,416,863        4,864,934
GROSS UNREALIZED depreciation                     (1,945,683)      (3,277,521)      (4,066,976)        (537,017)      (4,551,209)
                                               -------------    -------------    -------------    -------------    -------------
  Net unrealized appreciation (depreciation)      10,138,340       (2,076,930)      (1,398,869)       3,879,846          313,725
                                               =============    =============    =============    =============    =============

                                               GOVERNMENT                         INTERNATIONAL         MONEY          STRATEGIC
                                               SECURITIES         HIGH YIELD          VALUE             MARKET           INCOME
                                                 SERIES            SERIES            SERIES             SERIES           SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                               $ 1,076,189,264    $  381,342,414    $   54,821,031    $  741,732,703   $   67,668,283
                                             ===============    ==============    ==============    ==============   ==============
Gross unrealized appreciation                     31,275,663        12,886,846         3,357,187                --        2,831,883
Gross unrealized depreciation                       (412,304)      (52,995,616)       (5,469,957)               --         (740,385)
                                             ---------------    --------------    --------------    --------------   --------------
  Net unrealized appreciation (depreciation)      30,863,359       (40,108,770)       (2,112,770)               --        2,091,498
                                             ===============    ==============    ==============    ==============   ==============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                          BOND SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        12,385,680    $ 140,102,699       13,524,680    $ 151,422,191
Shares issued to shareholders in reinvestment
  of distributions                                    722,081        7,870,681          379,065        4,112,856
Shares reacquired                                 (10,268,156)    (116,574,366)      (5,835,193)     (65,491,954)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                             2,839,605    $  31,399,014        8,068,552    $  90,043,093
                                                =============    =============    =============    =============

                                                                  EMERGING MARKET EQUITY SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         5,234,531    $  49,235,260        2,513,687    $  20,780,201
Shares issued to shareholders in reinvestment
  of distributions                                     44,071          443,352               --               --
Shares reacquired                                 (5,380,073)      (49,323,031)      (2,904,634)     (23,730,701)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                              (101,471)   $     355,581         (390,947)   $  (2,950,500)
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                       SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         4,080,860    $  46,302,782        1,085,776    $  12,291,950
Shares issued to shareholders in reinvestment
  of distributions                                     91,807          998,862               --               --
Shares reacquired                                  (1,967,424)     (22,442,018)        (161,374)      (1,820,119)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                             2,205,243    $  24,859,626          924,402    $  10,471,831
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                           796,161    $   7,197,182           52,303    $     427,543
Shares issued to shareholders in reinvestmen
  of distributions                                      2,039           20,475               --               --
Shares reacquired                                    (597,276)   $  (5,250,756)          (8,650)         (41,525)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               200,924    $   1,966,901           43,653    $     386,018
                                                =============    =============    =============    =============

                                                                 GLOBAL ASSET ALLOCATION SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         1,319,685    $  14,368,909        1,108,431    $  13,314,497
Shares issued to shareholders in reinvestment
  of distributions                                    230,140        2,577,575        1,157,700       14,552,293
Shares reacquired                                  (3,036,212)     (33,072,185)      (2,566,407)     (31,325,462)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                            (1,486,387)   $ (16,125,701)        (300,276)   $  (3,458,672)
                                                =============    =============    =============    =============

                                                                   GLOBAL GOVERNMENTS SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         5,580,333    $  59,659,317        1,805,469    $  17,934,688
Shares issued to shareholders in reinvestment
  of distributions                                         --               --               --               --
Shares reacquired                                  (4,722,829)     (49,541,428)      (2,825,509)     (28,008,898)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               857,504    $  10,117,889       (1,020,040)   $ (10,074,210)
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                           460,203    $   4,846,744           45,337    $     521,982
Shares issued to shareholders in reinvestment
  of distributions                                      3,437           38,458               --               --
Shares reacquired                                    (329,199)      (3,391,363)          (2,462)         (27,833)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               134,441    $   1,493,839           42,875    $     494,149
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                           700,512    $   7,479,364           23,082    $     230,836
Shares issued to shareholders in reinvestment
  of distributions                                         --               --               --               --
Shares reacquired                                    (378,854)      (4,033,383)          (5,713)         (56,809)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               321,658    $   3,445,981           17,369    $     174,027
                                                =============    =============    =============    =============

                                                                     GLOBAL TOTAL RETURN SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         2,424,009    $  31,595,017        1,660,494    $  22,495,921
Shares issued to shareholders in reinvestment
  of distributions                                    120,859        1,607,431          717,633        9,824,392
Shares reacquired                                  (3,072,078)     (39,995,286)      (2,199,040)     (29,702,181)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                              (527,210)   $  (6,792,838)         179,087    $   2,618,132
                                                =============    =============    =============    =============

                                                                  GOVERNMENT SECURITIES SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        81,951,135   $ 1,099,691,747     43,392,179    $  574,261,279
Shares issued to shareholders in reinvestment
  of distributions                                  2,692,478        34,598,337      2,656,928        33,875,836
Shares reacquired                                 (73,723,693)     (991,269,453)   (36,867,751)     (488,667,670)
                                                -------------   ---------------   ------------    --------------
Net increase (decrease)                            10,919,920   $   143,020,631      9,181,356    $  119,469,445
                                                =============   ===============   ============    ==============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                           711,871    $   9,180,421          120,979    $   1,590,700
Shares issued to shareholders in
  reinvestment of distributions                         4,745           63,012               --               --
Shares reacquired                                    (392,011)      (4,990,055)          (9,773)        (127,652)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               324,605    $   4,253,378          111,206    $   1,463,048
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        15,552,849    $ 208,950,834        3,041,480    $  40,541,346
Shares issued to shareholders in
  reinvestment of distributions                       233,051        2,992,380               --               --
Shares reacquired                                  (8,494,548)    (114,385,643)        (768,050)     (10,195,469)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                             7,291,352    $  97,557,571        2,273,430    $  30,345,877
                                                =============    =============    =============    =============

                                                                         HIGH YIELD SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        48,332,803    $ 321,092,066       37,058,513    $ 266,415,742
Shares issued to shareholders in reinvestment
  of distributions                                  5,295,912       34,582,305        4,734,402       34,466,447
Shares reacquired                                 (59,255,259)    (390,817,321)     (33,224,462)    (235,972,049)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                            (5,626,544)   $ (35,142,950)       8,568,453    $  64,910,140
                                                =============    =============    =============    =============

                                                                   INTERNATIONAL VALUE SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS                                      SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         2,226,383    $  21,413,342        1,630,544    $  16,912,577
Shares issued to shareholders in reinvestment
  of distributions                                     44,850          465,998          819,519        8,875,394
Shares reacquired                                  (3,271,412)     (31,165,831)      (2,298,699)     (23,643,743)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                            (1,000,179)   $  (9,286,491)         151,364    $   2,144,228
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        16,105,341    $ 105,864,564        2,296,330    $  15,965,079
Shares issued to shareholders in reinvestment
  of distributions                                    463,724        3,023,476               --               --
Shares reacquired                                 (11,453,728)     (74,250,508)        (593,501)      (4,136,032)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                             5,115,337    $  34,637,532        1,702,829    $  11,829,047
                                                =============    =============    =============    =============
                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS                                      SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         4,856,425    $  46,038,010           68,025    $     667,143
Shares issued to shareholders in reinvestment
  of distributions                                      1,647           17,107               --               --
Shares reacquired                                  (4,658,519)     (44,304,577)         (25,213)        (247,893)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               199,553    $   1,750,540           42,812    $     419,250
                                                =============    =============    =============    =============

                                                                       MONEY MARKET SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS SHARES                               SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       821,895,482    $ 821,895,482      927,671,433    $ 927,671,433
Shares issued to shareholders in reinvestment
  of distributions                                  9,022,879        9,022,879       21,890,858       21,890,858
Shares reacquired                                (843,599,886)    (843,599,886)    (723,124,608)    (723,124,608)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                           (12,681,525)   $ (12,681,525)     226,437,683    $ 226,437,683
                                                =============    =============    =============    =============

                                                                    STRATEGIC INCOME SERIES
                                                ----------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
INITIAL CLASS SHARES                               SHARES            AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         3,933,969    $  39,411,467        3,187,973    $  31,991,233
Shares issued to shareholders in reinvestment
  of distributions                                    239,825        2,333,502          158,048        1,561,519
Shares reacquired                                  (3,408,445)     (34,139,223)      (1,884,958)     (18,820,062)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                               765,349    $   7,605,746        1,461,063    $  14,732,690
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS SHARES                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       320,963,947    $ 320,963,947       28,739,578    $  28,739,578
Shares issued to shareholders in reinvestment
  of distributions                                    421,639          421,639           61,191           61,191
Shares reacquired                                (289,134,042)    (289,134,042)      (8,307,749)      (8,307,749)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                            32,251,544    $  32,251,544       20,493,020    $  20,493,020
                                                =============    =============    =============    =============

                                                          YEAR ENDED                       PERIOD ENDED*
                                                       DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                ------------------------------    ------------------------------
SERVICE CLASS SHARES                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                         1,604,389    $  16,041,425          302,326    $   3,025,874
Shares issued to shareholders in reinvestment
  of distributions                                     32,471          315,293               --               --
Shares reacquired                                    (631,538)      (6,330,463)         (44,731)        (447,776)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                             1,005,322    $  10,026,255          257,595    $   2,578,098
                                                =============    =============    =============    =============

* For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2002, were as follows:

                                                                                              COMMITMENT FEE
            -------------------------------------------------------------------------------------------------
            Bond Series                                                                            $    1,922
            Emerging Market Equity Series                                                                 179
            Global Asset Allocation Series                                                                599
            Global Governments Series                                                                     469
            Global Total Return Series                                                                    735
            Government Securities Series                                                                7,640
            High Yield Series                                                                           4,064
            International Value Series                                                                    486
            Money Market Series                                                                         2,272
            Strategic Income Series                                                                       266

(7) FINANCIAL INSTRUMENTS

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS -- GLOBAL ASSET ALLOCATION SERIES

                                                                         NUMBER OF         PREMIUMS
                                                                         CONTRACTS         RECEIVED
            ----------------------------------------------------------------------------------------
            Outstanding, beginning of year                                   2            $  229,174
            Options exercised                                               (1)              (31,849)
            Options expired                                                 (1)             (197,325)
                                                                            --            ----------
            Outstanding, end of year                                        --            $       --
                                                                            ==            ==========

WRITTEN OPTION TRANSACTIONS -- STRATEGIC INCOME SERIES

                                                                         NUMBER OF         PREMIUMS
                                                                         CONTRACTS         RECEIVED
            ----------------------------------------------------------------------------------------
            Outstanding, beginning of year                                  --            $       --
            Options written                                                  1                   584
            Options terminated in closing transactions                      (1)           $     (584)
                                                                            --            ----------
            Outstanding, end of year                                        --            $       --
                                                                            ==            ==========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- BOND SERIES

                                                             CONTRACTS TO                      CONTRACTS    NET UNREALIZED
                                      SETTLEMENT DATE      DELIVER/RECEIVE  IN EXCHANGE FOR    AT VALUE      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
                              Sales
                                          2/10/03       EUR      2,241,440      $ 2,257,130   $ 2,345,595      $    (88,465)
                                                                                -----------   -----------      ------------

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                                            NET UNREALIZED
                                                         CONTRACTS TO                        CONTRACTS       APPRECIATION
                            SETTLEMENT DATE            DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
                  Sales
                                     2/10/03        AUD      2,918,075   $     1,626,360   $   1,635,023    $       (8,663)
                                     2/10/03        CAD        901,852           576,512         570,172             6,340
                                     3/17/03        CHF      2,349,479         1,611,550       1,702,036           (90,486)
                                     2/10/03        DKK      9,998,286         1,354,378       1,409,090           (54,712)
                           2/10/2003-3/26/03        EUR        505,572           507,342         529,041           (21,699)
                                     2/10/03        GBP      6,599,374        10,380,816      10,588,650          (207,834)
                                     2/10/03        SEK      2,135,136           236,423         245,030            (8,607)
                                     3/17/03        SGD        546,500           309,965         315,492            (5,527)
                                                                         ---------------   -------------    --------------
                                                                         $    16,603,346   $  16,994,534    $     (391,188)
                                                                         ===============   =============    ==============

                  Purchases
                             1/21/03-2/10/03        DKK      3,883,307   $       524,327   $     547,523    $       23,196
                             1/21/03-2/10/03        EUR      2,149,527         2,151,849       2,250,646            98,797
                                     2/10/03        GBP        231,146           363,592         370,872             7,280
                                     3/17/03        JPY    942,682,271         7,654,748       7,963,399           308,651
                                                                         ---------------   -------------    --------------
                                                                         $    10,694,516   $  11,132,440    $      437,924
                                                                         ===============   =============    ==============

At December 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $15,934 with Deutsche Bank.

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS  --  GLOBAL GOVERNMENTS SERIES

                                                                                                            NET UNREALIZED
                                                         CONTRACTS TO                        CONTRACTS       APPRECIATION
                            SETTLEMENT DATE            DELIVER/RECEIVE   IN EXCHANGE FOR      AT VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
                  Sales
                                     2/10/03        AUD          9,706   $         5,448   $       5,438    $           10
                                     2/10/03        CAD      1,660,934         1,061,757       1,050,082            11,675
                                     2/10/03        DKK      6,480,591           877,867         913,330           (35,463)
                              2/10/03-3/5/03        EUR      5,334,669         5,368,527       5,579,658          (211,131)
                                     2/10/03        GBP        969,000         1,542,957       1,554,753           (11,796)
                               1/7/03-1/9/03        JPY  1,652,076,138        13,594,701      13,920,536          (325,835)
                                     2/10/03        NZD      2,562,290         1,312,190       1,334,125           (21,935)
                                     2/10/03        SEK      3,703,120           410,045         424,973           (14,928)
                                                                         ---------------   -------------    --------------
                                                                         $    24,173,492   $  24,782,895    $     (609,403)
                                                                         ===============   =============    ==============

                  Purchases
                                     2/10/03        CAD         96,000   $        61,621   $      60,693    $         (928)
                                     2/10/03        EUR      1,730,333         1,771,944       1,810,739            38,795
                                     2/10/03        GBP      1,558,166         2,456,360       2,500,066            43,706
                              1/9/03-3/17/03        JPY  3,122,586,536        25,306,059      26,361,264         1,055,205
                                                                         ---------------   -------------    --------------
                                                                         $    29,595,984   $  30,732,762    $    1,136,778
                                                                         ===============   =============    ==============

At December 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $270,273 with Deutsche Bank.

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS --  GLOBAL TOTAL RETURN SERIES

                                                                                                            NET UNREALIZED
                                                           CONTRACTS TO                       CONTRACTS      APPRECIATION
                                  SETTLEMENT DATE         DELIVER/RECEIVE  IN EXCHANGE FOR     AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
                   Sales
                                      2/10/03        AUD       140,799       $    79,037     $    78,891      $      146
                                      2/10/03        CAD       817,200           521,833         516,654           5,179
                                      2/10/03        DKK    11,960,665         1,620,203       1,685,654         (65,451)
                               2/10/03-3/5/03        EUR     3,431,499         3,453,514       3,589,563        (136,049)
                                      2/10/03        GBP       491,662           782,531         788,868          (6,337)
                                      3/17/03        JPY    42,940,406           348,684         362,743         (14,059)
                                      2/10/03        NZD     1,331,986           678,682         693,535         (14,853)
                                      2/10/03        SEK     1,761,240           195,022         202,121          (7,099)
                                                                             -----------     -----------      ----------
                                                                             $ 7,679,506     $ 7,918,029      $ (238,523)
                                                                             ===========     ===========      ==========

                   Purchases
                                      2/10/03        EUR       758,969       $   786,056     $   794,237      $    8,181
                                      2/10/03        GBP       846,600         1,333,950       1,358,364          24,414
                                                                             -----------     -----------      ----------
                                                                             $ 2,120,006     $ 2,152,601      $   32,595
                                                                             ===========     ===========      ==========

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS  --  HIGH YIELD SERIES

At December 31, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $69,039 with Deutsche Bank AG London.

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS  --  STRATEGIC INCOME SERIES

                                                                                                            NET UNREALIZED
                                                           CONTRACTS TO                       CONTRACTS      APPRECIATION
                                  SETTLEMENT DATE         DELIVER/RECEIVE  IN EXCHANGE FOR     AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
                   Sales
                                      2/10/03        AUD       186,287       $   103,825    $    104,378      $     (553)
                                      2/10/03        CAD     2,903,146         1,855,846       1,835,438          20,408
                                      2/10/03        DKK     4,583,018           620,820         645,899         (25,079)
                                      2/10/03        EUR     6,291,295         6,335,334       6,583,639        (248,305)
                                      2/10/03        GBP       428,022           675,969         686,758         (10,789)
                                      2/10/03        NZD       385,217           196,739         200,573          (3,834)
                                      2/10/03        SEK     1,833,071           204,926         210,364          (5,438)
                                                                             -----------    ------------      ----------
                                                                             $ 9,993,459    $ 10,267,049      $ (273,590)
                                                                             ===========    ============      ==========

                   Purchases
                                      2/10/03        AUD        98,923       $    55,530     $    55,427      $     (103)
                                      2/10/03        EUR       682,595           698,133         714,313          16,180
                                      2/10/03        GBP        56,629            90,267          90,861             594
                                                                             -----------    ------------      ----------
                                                                             $   843,930     $   860,601      $   16,671
                                                                             ===========    ============      ==========

At December 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $73,761 with DB Clearing Services.

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- GLOBAL ASSET ALLOCATION SERIES

                                                                                        UNREALIZED
DESCRIPTION                 EXPIRATION               CONTRACTS         POSITION         DEPRECIATION
----------------------------------------------------------------------------------------------------
DJ Euro Stoxx               March 2003                48               Long               $  (52,018)
FTSE 100 Index              March 2003                14               Long                    4,514
Nikkei 225 Index            March 2003                39               Long                  (48,422)
S&P 500 Index               March 2003                24               Long                 (173,386)
                                                                                          ----------
                                                                                          $ (269,312)

At December 31, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

FUTURES CONTRACTS  -- GLOBAL GOVERNMENTS SERIES

                                                                                        UNREALIZED
DESCRIPTION                 EXPIRATION               CONTRACTS         POSITION         DEPRECIATION
----------------------------------------------------------------------------------------------------
Japanese Government Bonds   March 2003                12               Long               $   53,604

At December 31, 2002, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES
Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets

At December 31, 2002, High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.004%, respectively, of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                        DATE OF     SHARE/PRINCIPAL
SERIES                  DESCRIPTION                                    ACQUISITION       AMOUNT            COST            VALUE
---------------------------------------------------------------------------------------------------------------------------------
High Yield Series       Airplane Pass-Through Trust, 10.875s, 2019       3/13/96          691           $   691,390      $ 13,828
                                                                                                                         --------

(9) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. Based on securities held by the fund on December 31, 2001, the cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following:

                                                        BOND    EMERGING MARKETS   GLOBAL ASSET          GLOBAL       GLOBAL TOTAL
                                                       SERIES     EQUITY SERIES  ALLOCATION SERIES GOVERNMENTS SERIES RETURN SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Increase (reduction) in cost of securities           $ (51,888)     $ (4,903)      $ (32,986)      $ (165,259)        $ (198,519)
                                                     =========      ========       =========       ==========         ==========
Increase (decrease) in net unrealized appreciation
 (depreciation)                                      $  51,888      $  4,903       $  32,986       $  165,259         $  198,519
                                                     =========      ========       =========       ==========         ==========

                                                                                 GOVERNMENT        HIGH YIELD      STRATEGIC INCOME
                                                                              SECURITIES SERIES       SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Increase (reduction) in cost of securities                                       $ (2,670,864)     $ (512,487)        $  (44,940)
                                                                                 ============      ==========         ==========
Increase (decrease) in net unrealized appreciation (depreciation)                $  2,670,864      $  512,487         $   44,940
                                                                                 ============      ==========         ==========

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no effect for the International Value Series, and Money Market Series.

THIS MFS(R)/SUN LIFE SERIES TRUST ANNUAL REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

INDEPENDENT AUDITOR'S REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Investors Value Series, Money Market Series and Strategic Income Series (each a portfolio of MFS/Sun Life Series Trust) (the "Trust") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and present fairly, in all material respects, the financial positions of Bond Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Government Series, Global Total Return Series, Government Securities Series, High Yield Series, International Value Series, Money Market Series and Strategic Income Series as of December 31, 2002, the results of their operations, for the year then ended the changes in their net assets for each of the two years in the period then ended and their financial highlights for the each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (Unaudited)

The series' below have designated the following as a capital gain dividend for the year ended December 31, 2002.

                                                                                     LONG-TERM
                                                                                   CAPITAL GAINS
            ------------------------------------------------------------------------------------
            Bond Series                                                             $ 363,647

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends Received deduction for corporations was as follows:

                                                                                   DIVIDENDS RECEIVED
                                                                                      REDUCTION
            ---------------------------------------------------------------------------------------
            Emerging Market Equity Series                                                0.25%
            Global Asset Allocation Series                                               8.24%
            Global Total Return Series                                                  20.58%
            High Yield Series                                                            1.85%
            International Value Series                                                   9.10%
            Strategic Income Series                                                      0.84%

For the year ended December 31, 2002, income from foreign sources and the foreign tax credit were as follows:

                                                                          INTEREST AND
                                                                            DIVIDENDS            TAXES
            -------------------------------------------------------------------------------------------
            Emerging Market Equity Series                                      986,235           86,600
            Global Total Return Series                                       1,392,797           61,600
            International Value Series                                       1,286,897          133,143

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
   Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
   Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
   Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield Trustee (since May 1997) (born 1/8/40)
   Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
   AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation
   (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
   McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
   2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
   Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
   Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; NCH Corporation (manufacturer and distributor), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
   Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston Trustee Emeritus (born 4/28/26)
   Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
   Massachusetts Financial Services Company, Chief Executive Officer and
   Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
   Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
   Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
   Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
   Massachusetts Financial Services Company, Senior Vice President (since July
   2002); The Bank of New York, Senior Vice President (September 2000 to July
   2002); Lexington Global Asset Managers, Inc., Executive Vice President and General Manager (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
   Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
   Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.
   All Trustees currently serve as Trustees of each fund and have served in that capacity continuously since originally elected or appointed.
   All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.
   The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Donald F. Pitcher
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

++ MFS Investment Management(R)

(C)2003 MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA.

                                                             SUN2A-ANN-2/03 209M